Securities Act File No. 033-06502

Investment Company Act File No. 811-4708

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
PRE-EFFECTIVE AMENDMENT NO.	☐
POST-EFFECTIVE AMENDMENT NO. 58	☒

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO. 55	☒

(Check appropriate box or boxes)

SUNAMERICA INCOME FUNDS

(Exact Name of Registrant as Specified in Charter)

Harborside Financial Center

3200 Plaza 5

Jersey City, NJ 07311-4992

(Address of Principal Executive Office) (Zip Code)

Registrant’s telephone number, including area code: (800) 858-8850

Gregory N. Bressler

General Counsel

SunAmerica Asset Management, LLC

Harborside Financial Center

3200 Plaza 5

Jersey City, NJ 07311

(Name and Address for Agent for Service)

Copy to:

Margery K. Neale, Esq.

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 10019

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective (check appropriate box)

☒	immediately upon filing pursuant to paragraph (b)
☐	on (date) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

SunAmerica Income Funds

Prospectus

2015

www.safunds.com

THIS IS A PRIVACY STATEMENT AND NOT PART OF THE PROSPECTUS.

Privacy Statement

SunAmerica collects nonpublic personal information about you from the following sources:

•    Information we receive from you on applications or other forms; and

•     Information about your SunAmerica mutual funds transactions with us or others, including your financial adviser.

SunAmerica will not disclose any nonpublic personal information about you or your account(s) to anyone unless one of the following conditions is met:

•     SunAmerica received your prior written consent;

•    SunAmerica believes the recipient is your authorized representative;

•     SunAmerica is permitted by law to disclose the information to the recipient in order to service your account(s); or

•     SunAmerica is required by law to disclose information to the recipient.

If you decide to close your account(s) or become an inactive customer, SunAmerica will adhere to the privacy policies and practices as described in this notice.

SunAmerica restricts access to your personal and account information to those employees who need to know that information to provide products or services to you. We maintain physical, electronic, and procedural safeguards to guard your nonpublic personal information.

January 28, 2015	PROSPECTUS

SUNAMERICA INCOME FUNDS

SunAmerica U.S. Government Securities Fund

SunAmerica Strategic Bond Fund

Class	SunAmerica U.S. Government Securities Fund Ticker Symbols	SunAmerica Strategic Bond Fund Ticker Symbols
A Shares	SGTAX	SDIAX
B Shares	—	SDIBX
C Shares	NASBX	NAICX
W Shares	—	SDIVX

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund Highlights: U.S. Government Securities Fund

INVESTMENT GOAL

The investment goal of the SunAmerica U.S. Government Securities Fund (the “U.S. Government Securities Fund” or the “Fund”) is high current income consistent with relative safety of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in the SunAmerica fund complex. More information about these and other discounts is available from your financial professional and in the “Shareholder Account Information-Sales Charge Reductions and Waivers” section on page 13 of the Fund’s Prospectus and in the “Additional Information Regarding Purchase of Shares” section on page 56 of the Fund’s statement of additional information (“SAI”).

	Class A	Class C
Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None

Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the amount redeemed or original purchase cost)(1)	None	1.00%

Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None

Redemption Fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.65%	0.65%

Distribution and/or Service (12b-1) Fees	0.35%	1.00%

Other Expenses	0.39%	0.56%

Total Annual Fund Operating Expenses Before Fee Waivers and/or Expense Reimbursements	1.39%	2.21%

Fee Waivers and/or Expense Reimbursements	0.40%	0.57%

Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements(2)(3)	0.99%	1.64%

(1)	Purchases of Class A shares of $1 million or more will be subject to a contingent deferred sales charge (CDSC) on redemptions made within two years of purchase. The CDSC on Class C shares applies only if shares are redeemed within twelve months of their purchase. See pages 12-14 of the Prospectus for more information about the CDSCs.
(2)	Pursuant to an Expense Limitation Agreement, SunAmerica Asset Management, LLC (“SunAmerica” or the “Adviser”) is contractually obligated to waive its fees and/or reimburse expenses to the extent that the Total Annual Fund Operating Expenses exceed 0.99% and 1.64%, for Class A and C shares, respectively. For purposes of the Expense Limitation Agreement, “Total Annual Fund Operating Expenses” shall not include extraordinary expenses, as determined under generally accepted accounting principles, such as litigation, or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes and governmental fees, and other expenses not incurred in the ordinary course of the Fund’s business. This agreement will continue in effect indefinitely, unless terminated by the Board of Trustees, including a majority of the Independent Trustees.
(3)	Any waivers and/or reimbursements made by SunAmerica are subject to recoupment from the Fund within two years after the occurrence of the waiver and/or reimbursement, provided that the Fund is able to effect such payment to SunAmerica and remain in compliance with the expense cap in effect at the time the waivers and/or reimbursements occurred.

2

EXAMPLE:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$571	$775	$996	$1,630
Class C Shares	267	517	892	1,944

You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Class A Shares	$571	$775	$996	$1,630
Class C Shares	167	517	892	1,944

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 122% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY AND TECHNIQUES OF THE FUND

The Fund’s principal investment strategy is fixed income investing. The strategy of “fixed income investing” in which the Fund engages includes utilizing economic research and analysis of current economic conditions, potential fluctuations in interest rates, and, where relevant, the strength of the underlying issuer.

The principal investment technique of the Fund is active trading of U.S. government securities without regard to the maturities of such securities. Under normal market conditions, at least 80% of the Fund’s net assets, plus any borrowing for investment purposes, will be invested in such securities.

U.S. government securities, including bills, notes, bonds and other debt securities, are issued by the U.S. Treasury or agencies and instrumentalities of the U.S. government. Certain government securities are direct obligations of the U.S. Treasury (such as Treasury Bills) and, as such, are backed by the “full faith and credit” of the U.S. government. Other types of government securities are issued by agencies or instrumentalities of the U.S. government. These types of securities may or may not be backed by the “full faith and credit” of the U.S. government. When a U.S. government security is an obligation of an agency or instrumentality and not backed by the U.S. government, the holder of such security must look principally to the agency or instrumentality issuing or guaranteeing the security for all obligations due, including repayment of principal, and not the U.S. government.

The principal investment strategy and principal investment technique of the Fund may be changed without shareholder approval. You will receive at least sixty (60) days’ notice of any change to the 80% investment policy set forth above.

PRINCIPAL RISKS OF INVESTING IN THE FUND

There can be no assurance that the Fund’s investment goal will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Fund will be able to achieve its investment goals. If the value of the assets of the Fund goes down, you could lose money.

3

Fund Highlights: U.S. Government Securities Fund

The following is a summary description of the principal risks of investing in the Fund.

Interest Rate Fluctuations. Interest rates and bond prices typically move inversely to each other. Thus, as interest rates rise, bond prices typically fall and as interest rates fall, bond prices typically rise. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates. In addition, the market tends to discount prices of securities issued by the Government National Mortgage Association (GNMA) for prepayment risk when interest rates decline. As a result, the prices of GNMA securities typically do not rise as much as the prices of comparable bonds during periods of falling interest rates. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.

Bond Market Volatility. The bond markets as a whole could go up or down (sometimes dramatically). This could affect the value of the securities in the Fund’s portfolio.

U.S. Government Securities Risk. Securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Bank are neither insured nor guaranteed by the U.S. government. These securities may be supported only by the credit of the issuing agency, authority, instrumentality or enterprise or by the ability to borrow from the U.S. Treasury and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.

Prepayment Risk. The Fund may invest significantly in mortgage-backed securities, which entails the risk that the underlying principal may be “prepaid” at any time. As a general rule, prepayments increase during a period of falling interest rates and decrease during a period of rising interest rates. As a result of prepayments, the Fund may lose potential price appreciation and may be required to reinvest its assets in securities with lower interest rates. In periods of increasing interest rates, prepayments generally may decline, with the effect that the securities subject to prepayment risk held by the Fund may exhibit price characteristics of longer-term debt securities. Generally, long-term bonds are more interest-rate sensitive.

Active Trading. As part of the Fund’s principal investment technique, the Fund may engage in active trading of its portfolio securities. Because the Fund may sell a security without regard to how long it has held the security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund and which will affect the Fund’s performance. During periods of increased market volatility, active trading may be more pronounced.

Securities Selection. A strategy used by the Fund, or securities selected by a portfolio manager, may fail to produce the intended return.

4

PERFORMANCE INFORMATION

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year, and compare the Fund’s average annual returns to those of the BofA Merrill Lynch U.S. Treasury Master Index, a broad measure of market performance. Sales charges are not reflected in the Bar Chart. If these amounts were reflected, returns would be less than those shown. However, the Table includes all applicable fees and sales charges. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated information on the Fund’s performance can be obtained by visiting www.safunds.com or can be obtained by phone at 800-858-8850, ext. 6003.

U.S. GOVERNMENT SECURITIES FUND (Class A)

During the 10-year period shown in the Bar Chart, the highest return for a quarter was 7.86% (quarter ended December 31, 2008) and the lowest return for a quarter was -3.22% (quarter ended June 30, 2013).

The Fund’s cumulative year-to-date return through the most recent calendar quarter ended December 31, 2014, was 5.73%.

Average Annual Total Returns (as of the periods ended December 31, 2014)	Past One Year	Past Five Years	Past Ten Years
Class C	4.05%	2.23%	2.83%
Class A	0.74%	1.92%	3.00%
Return After Taxes on Distributions (Class A)	0.02%	0.97%	1.84%
Return After Taxes on Distributions and Sale of Fund Shares (Class A)[1]	0.41%	1.12%	1.89%
BofA Merrill Lynch U.S. Treasury Master Index	6.02%	4.00%	4.44%

[1]

When the return after taxes on distributions and sale of Fund shares is higher than the before-tax return, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. An investor’s actual after-tax returns depend on the investor’s tax situation and may differ from those shown in the above table. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown only for Class A shares. After-tax returns for other classes will vary.

INVESTMENT ADVISER

The Fund’s investment adviser is SunAmerica.

PORTFOLIO MANAGERS

Name	Portfolio Manager of the Fund Since	Title

Kara Murphy	2014	Senior Vice President and Chief Investment Officer at SunAmerica

Andrew Doulos	2013	Vice President and Portfolio Manager at SunAmerica

Timothy Campion	2014	Senior Vice President and Portfolio Manager at SunAmerica

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Important Additional Information” on page 11 of the Prospectus.

5

Fund Highlights: Strategic Bond Fund

INVESTMENT GOAL

The investment goal of the SunAmerica Strategic Bond Fund (the “Strategic Bond Fund” or the “Fund”) is a high level of total return.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in the SunAmerica fund complex. More information about these and other discounts is available from your financial professional and in the “Shareholder Account Information-Sales Charge Reductions and Waivers” section on page 13 of the Fund’s Prospectus and in the “Additional Information Regarding Purchase of Shares” section on page 56 of the Fund’s statement of additional information (“SAI”).

	Class A	Class B	Class C	Class W
Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the amount redeemed or original purchase cost)(1)	None	4.00%	1.00%	None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None

Redemption Fee	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.63%	0.63%	0.63%	0.63%

Distribution and/or Service (12b-1) Fees	0.35%	1.00%	1.00%	—

Other Expenses	0.33%	0.34%	0.33%	0.49%	(2)

Total Annual Fund Operating Expenses(3)	1.31%	1.97%	1.96%	1.12%

(1)	Purchases of Class A shares of $1 million or more will be subject to a contingent deferred sales charge (CDSC) on redemptions made within two years of purchase. The CDSC on Class B shares applies only if shares are redeemed within six years of their purchase. The CDSC on Class C shares applies only if shares are redeemed within twelve months of their purchase. See pages 12-14 of the Prospectus for more information about the CDSCs.
(2)	Other expenses with respect to the Class W shares are based on estimated amounts for the current fiscal year since Class W shares were not issued as of the date of this Prospectus.
(3)

Pursuant to an Expense Limitation Agreement, SunAmerica Asset Management LLC (“SunAmerica” or the “Adviser”) is contractually obligated to waive its fees and/or reimburse expenses to the extent that the Total Annual Fund Operating Expenses exceed 1.40%, 2.05%, 2.05% and 1.20%, for Class A, B, C and W shares, respectively. For purposes of the Expense Limitation Agreement, “Total Annual Fund Operating Expenses” shall not include extraordinary expenses, as determined under generally accepted accounting principles, such as litigation, or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes and governmental fees, and other expenses not incurred in the ordinary course of the Fund’s business. This agreement will continue in effect indefinitely, unless terminated by the Board of Trustees, including a majority of the Independent Trustees.

6

EXAMPLE:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$602	$870	$1,159	$1,979
Class B Shares*	600	918	1,262	2,125
Class C Shares	299	615	1,057	2,285
Class W Shares	114	356	617	1,363

You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Class A Shares	$602	$870	$1,159	$1,979
Class B Shares*	200	618	1,062	2,125
Class C Shares	199	615	1,057	2,285
Class W Shares	114	356	617	1,363

*	Class B shares generally convert to Class A shares approximately eight years after purchase. Therefore, the expense ratios used in the calculations for years 9 and 10 are the same for both Class A and Class B shares.

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 158% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY AND TECHNIQUES OF THE FUND

The Fund’s principal investment strategy is fixed income investing. The strategy of “fixed income investing” in which the Fund engages includes utilizing economic research and analysis of current economic conditions, potential fluctuations in interest rates, and, where relevant — particularly with respect to the issuers of high-yield, high-risk bonds — the strength of the underlying issuer.

The principal investment technique of the Fund is active trading of a broad range of bonds, including both investment grade and non-investment grade U.S. and foreign corporate bonds, which may include below investment grade debt securities (“junk bonds”), U.S. and foreign government and agency obligations, and mortgage-backed securities, without regard to the maturities of such securities. Although the Fund may invest in securities of any maturity, the Fund generally expects to maintain a duration of seven years or less, and may use futures contracts, including U.S. Treasury and interest rate futures, to assist in managing the Fund’s duration. Under normal market conditions, at least 80% of the Fund’s net assets plus any borrowing for investment purposes will be invested in bonds.

The principal investment strategy and principal investment technique of the Fund may be changed without shareholder approval. You will receive at least sixty (60) days’ notice of any change to the 80% investment policy set forth above.

PRINCIPAL RISKS OF INVESTING IN THE FUND

There can be no assurance that the Fund’s investment goal will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Fund will be able to achieve its investment goals. If the value of the assets of the Fund goes down, you could lose money.

The following is a summary description of the principal risks of investing in the Fund.

Interest Rate Fluctuations. Interest rates and bond prices typically move inversely to each other. Thus, as interest rates rise, bond prices typically fall and as interest rates fall, bond prices typically rise. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates. Duration is a measure of interest rate risk that indicates how price-sensitive a bond is to changes in interest rates. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Duration is a measure of interest rate risk that indicates how price-sensitive a bond is to changes in interest rates. Bonds with longer durations are generally more sensitive to interest rate changes than those with shorter durations.

7

Fund Highlights: Strategic Bond Fund

Bond Market Volatility. The bond markets as a whole could go up or down (sometimes dramatically). This could affect the value of the securities in the Fund’s portfolio.

Credit Risk. The Fund will invest in bonds with various credit ratings. The creditworthiness of the issuer is always a factor in analyzing fixed-income securities. An issuer with a lower credit rating will be more likely than a higher-rated issuer to default or otherwise become unable to honor its financial obligations.

The Fund may invest in “junk bonds,” which are considered speculative. While management seeks to diversify the Fund and to engage in a credit analysis of each junk bond issuer in which the Fund invests, junk bonds carry a substantial risk of default or they may already be in default. The market price for junk bonds may fluctuate more than higher-quality securities and may decline significantly. In addition, it may be more difficult for the Fund to dispose of junk bonds or to determine their value. Junk bonds may contain redemption or call provisions that, if exercised during a period of declining interest rates, may force the Fund to replace the security with a lower yielding security, which would decrease the return of the Fund.

Foreign Securities Risk. By investing internationally, the value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities. Moreover, foreign sovereign debt securities are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems; insufficient foreign currency reserves; political, social and economic considerations; or the relative size of the governmental entity’s debt position in relation to the economy. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. These risks are heightened when the issuer is from an emerging market country.

U.S. Government Securities Risk. Securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Bank are neither insured nor guaranteed by the U.S. government. These securities may be supported only by the credit of the issuing agency, authority, instrumentality or enterprise or by the ability to borrow from the U.S. Treasury and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.

Illiquidity. Certain securities may be difficult or impossible to sell at the time and the price that the seller would like.

Active Trading. As part of the Fund’s principal investment technique, the Fund may engage in active trading of its portfolio securities. Because the Fund may sell a security without regard to how long it has held the security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund and which will affect the Fund’s performance. During periods of increased market volatility, active trading may be more pronounced.

Securities Selection. A strategy used by the Fund, or securities selected by a portfolio manager, may fail to produce the intended return.

8

PERFORMANCE INFORMATION

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year, and compare the Fund’s average annual returns to those of the Barclays U.S. Aggregate Bond Index, a broad measure of market performance, and the LIBOR 3-Month Index. Sales charges are not reflected in the Bar Chart. If these amounts were reflected, returns would be less than those shown. However, the Table includes all applicable fees and sales charges. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Performance information with respect to the Fund’s Class W shares is not provided as these shares did not commence operations as of the date of this Prospectus. Updated information on the Fund’s performance can be obtained by visiting www.safunds.com or can be obtained by phone at 800-858-8850, ext. 6003.

STRATEGIC BOND FUND (Class A)

During the 10-year period shown in the Bar Chart, the highest return for a quarter was 12.19% (quarter ended June 30, 2009) and the lowest return for a quarter was -9.99% (quarter ended December 31, 2008).

The Fund’s cumulative year-to-date return through the most recent calendar quarter ended December 31, 2014 was 3.28%.

Average Annual Total Returns (as of the periods ended December 31, 2014)	Past One Year	Past Five Years	Past Ten Years
Class B	-1.38%	5.04%	4.85%
Class C	1.63%	5.32%	4.73%
Class A	-1.54%	5.06%	4.89%
Return After Taxes on Distributions (Class A)	-3.15%	3.17%	2.81%
Return After Taxes on Distributions and Sale of Fund Shares (Class A)[1]	-0.86%	3.15%	2.94%
Barclays U.S. Aggregate Bond Index	5.97%	4.45%	4.71%
LIBOR 3-Month Index	0.23%	0.32%	1.92%

[1]

When the return after taxes on distributions and sale of Fund shares is higher than the before-tax return, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. An investor’s actual after-tax returns depend on the investor’s tax situation and may differ from those shown in the above table. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown only for Class A shares. After-tax returns for other classes will vary.

INVESTMENT ADVISER

The Fund’s investment adviser is SunAmerica. The Fund is subadvised by PineBridge Investments, LLC (“PineBridge”). When the Prospectus refers to the “Adviser,” it means SunAmerica or PineBridge, as applicable.

9

Fund Highlights: Strategic Bond Fund

PORTFOLIO MANAGERS

Name	Portfolio Manager of the Fund Since	Title

Robert Vanden Assem, CFA	2002	Lead Portfolio Manager, Managing Director, Head of Developed Markets and Investment Grade Fixed Income, at PineBridge

John Yovanovic, CFA	2007	Co-Portfolio Manager and Managing Director, Head of High Yield Portfolio Management, at PineBridge

Anthony King	2002	Co-Portfolio Manager, Managing Director, Global Fixed Income, at PineBridge

Dana Burns	2014	Co-Portfolio Manager, Managing Director, Investment Grade Fixed Income, at PineBridge

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Important Additional Information” on page 11 of the Prospectus.

10

Important Additional Information

PURCHASE AND SALE OF FUND SHARES

Each Fund’s initial investment minimums generally are as follows:

	CLASS A, CLASS B AND CLASS C SHARES	CLASS W SHARES
Minimum Initial Investment	• non-retirement account: $500 • retirement account: $250 • dollar cost averaging: $500 to open; you must invest at least $25 a month.	• $50,000
Minimum Subsequent Investment	• non-retirement account: $100 • retirement account: $25 • the minimum initial and subsequent investments may be waived for certain fee-based programs and/or group plans held in omnibus accounts.	N/A

You may purchase or sell shares of each Fund each day the New York Stock Exchange is open. Purchase and redemption requests are executed at the Fund’s next net asset value to be calculated after the Fund or its agents receives your request in good order. You should contact your broker, financial adviser or financial institution, or, if you hold your shares through the Fund, you should contact the Fund by phone at 800-858-8850, by regular mail (SunAmerica Mutual Funds c/o BFDS, PO Box 219186, Kansas City, MO 64121-9186), by express, certified and registered mail (SunAmerica Mutual Funds c/o BFDS, 330 West 9th Street, Kansas City, MO 64105-1514), or via the Internet at www.safunds.com.

TAX INFORMATION

Each Fund’s dividends and distributions are subject to federal income taxes and will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to federal income tax upon withdrawal from such tax deferred arrangements.

PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

11

Shareholder Account Information

SELECTING A SHARE CLASS

Each Fund offers a number of classes of shares through this Prospectus, which may include Class A, Class B, Class C and Class W shares.

Each class of shares has its own cost structure, or requirements, so you can choose the one best suited to your investment needs. An investor may purchase Class B shares up to $99,999.99 in any one purchase. Your broker or financial adviser can help you determine which class is right for you.

Class A	Class B	Class C	Class W

• Front-end sales charges, as described below. There are several ways to reduce these charges, also described below. • Lower annual expenses than Class B or Class C shares.

•  No front-end sales charges; all your money goes to work for you right away.

•  Higher annual expenses than Class A shares.

•  Deferred sales charge on shares you sell within six years of purchase, as described below.

•  Automatic conversion to Class A shares approximately eight years after purchase.

•  Purchases in an amount of $100,000 or more will not be permitted. You should consult with your financial adviser to determine whether other share classes are more beneficial given your circumstances.

•  No front-end sales charges; all your money goes to work for you right away.

•  Higher annual expenses than Class A shares.

•  Deferred sales charge on shares you sell within twelve months of purchase, as described below.

•  No conversion to Class A shares.

•  Offered exclusively through advisory fee-based programs sponsored by certain financial intermediaries, such as brokerage firms, investment advisers, financial planners, third-party administrators, insurance companies, and any other institutions having a selling, administration or any similar agreement with the Fund, whose use of Class W shares will depend on the structure of the particular advisory fee-based program.

•  No sales charges.

•  Lower annual expenses than Class A, B or C shares.

CALCULATION OF SALES CHARGES

Class A. Sales Charges are as follows:

	Sales Charges		Concession to Dealers
Your Investment	% of Offering Price	% of Net Amount Invested	% of Offering Price
Less than $100,000	4.75%	4.99%	4.00%
$100,000 but less than $250,000	3.75%	3.90%	3.00%
$250,000 but less than $500,000	3.00%	3.09%	2.50%
$500,000 but less than $1,000,000	2.00%	2.04%	1.75%
$1,000,000 or more	None	None	up to 1.00%

Investments of $1 million or more. Class A shares are offered with no front-end sales charge with respect to investments of $1 million or more. However, a 1% CDSC is imposed on any shares you sell within one year of purchase and a 0.50% CDSC is charged on any shares you sell after the first year and within the second year after purchase.

Class B. Shares are offered at their net asset value per share, without any front-end sales charge. However, there is a CDSC on shares you sell within six years of purchase. The longer the time between the purchase and the sale of shares, the lower the rate of the CDSC.

Class B deferred charges:

Years after purchase	CDSC on shares being sold
1st year or 2nd year	4.00%
3rd or 4th year	3.00%
5th year	2.00%
6th year	1.00%
7th year and thereafter	None

Class C. Shares are offered at their net asset value per share, without any front-end sales charge. However, there is a CDSC of 1% on shares you sell within 12 months after purchase.

12

Determination of CDSC. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. There is no CDSC on shares you purchase through reinvestment of dividends. To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these shares available, we will sell shares that have the lowest CDSC.

For purposes of the CDSC, we count all purchases made during a calendar month as having been made on the FIRST day of that month.

SALES CHARGE REDUCTIONS AND WAIVERS

To receive a waiver or a reduction in sales charges under the programs described below, the shareholder must notify the Funds’ transfer agent (the “Transfer Agent”) (or financial intermediary through which shares are being purchased) at the time of purchase or notify the Transfer Agent at the time of redeeming shares for those reductions or waivers that apply to CDSCs. Such notification must be provided in writing by the shareholder (or other financial intermediary through which shares are being purchased). In addition, a shareholder must provide certain information and records to the Fund as described below under “Information and records to be provided to the Fund.”

Reduction in Sales Charges for Certain Investors of Class A shares. Various individuals and institutions may be eligible to purchase Class A shares at reduced sales charge rates under the programs described below. Each Fund reserves the right to modify or cease offering these programs at any time without prior notice.

•

Rights of Accumulation. A purchaser of Fund shares may qualify for a reduced sales charge by combining a current purchase (or combined purchases as described below) with shares previously purchased and still owned, provided the cumulative value of such shares (valued at cost or current net asset value, whichever is higher) amounts to $100,000 or more. In determining the shares previously purchased, the calculation will include, in addition to other Class A shares of the particular Fund that were previously purchased, shares of other classes of the same Fund, as well as shares of any class of any other Fund or of any other Funds advised by SunAmerica, as long as such shares were sold with a sales charge at the time of purchase.

•

Letter of Intent. A reduction of sales charges is also available to an investor who, pursuant to a written Letter of Intent, establishes a total investment goal in Class A shares of one or more Funds to be achieved through any number of investments over a thirteen-month period, of $100,000 or more. Each investment in such Funds made during the period will be subject to a reduced sales charge applicable to the goal amount. The initial purchase must be at least 5% of the stated investment goal and shares totaling 5% of the dollar amount of the Letter of Intent will be held in escrow by the Transfer Agent, in the name of the investor.

•

Combined Purchases. In order to take advantage of reductions in sales charges that may be available to you when you purchase Fund shares, you must inform the Transfer Agent if you have entered into a Letter of Intent or right of accumulation and if there are other accounts in which there are holdings eligible to be aggregated with your purchase. To receive a reduced front-end sales charge, you or your financial intermediary must inform the Fund at the time of your purchase of Fund shares that you believe you qualify for a discount. If you purchased shares through a financial intermediary, you may need to provide certain records, such as account statements for accounts held by family members or accounts you hold at another broker-dealer or financial intermediary, in order to verify your eligibility for reduced sales charges.

Waivers for Certain Investors for Class A shares. The following individuals and institutions may purchase Class A shares without front-end sales charges. The Funds reserve the right to modify or to cease offering these programs at any time.

•

Financial planners, institutions, broker-dealer representatives or registered investment advisers utilizing fund shares in fee-based investment programs under an agreement with AIG Capital Services, Inc. (“ACS” or the “Distributor”). The financial planner, financial institution or broker-dealer must have a supplemental selling agreement with ACS and charge its client(s) an advisory fee based on the assets under management on an annual basis.

•

Participants in certain employer-sponsored benefit plans. The sales charge is waived with respect to shares purchased by employer-sponsored retirement plans whether or not subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that offer the Fund(s) as an investment vehicle, where the trustee, fiduciary or administrator has entered into an agreement with the Distributor, a Fund or its agents with respect to such purchases, and where the trustee, fiduciary or administrator performs participant recordkeeping or other administrative services.

•	Fund Trustees and other individuals and their families who are affiliated with SunAmerica or any fund distributed by the Distributor.

•	Selling brokers and their employees and sales representatives and their families.

•	Registered management investment companies that are advised by SunAmerica.

•

Financial intermediaries who have entered into an agreement with the Distributor to offer shares through a no-load network or platform, or through self-directed investment brokerage accounts, that may or may not charge a transaction fee to its customers.

13

Shareholder Account Information

Waivers for Certain Investors for Class B and C shares. Under the following circumstances the CDSC may be waived on redemption of Class B and Class C shares. The Funds reserve the right to modify or cease offering these programs at any time without prior notice.

•	Within one year of the shareholder’s death or becoming legally disabled (individual and spousal joint tenancy accounts only).

•

Taxable distributions to participants made by qualified retirement plans or retirement accounts (not including rollovers) for which SunAmerica Fund Services, Inc. serves as fiduciary and in which the plan participant or account holder has attained the age of 59 1/2 at the time the redemption is made.

•	To make payments through the Systematic Withdrawal Plan (subject to certain conditions).

•

Eligible participant distributions from employer-sponsored retirement plans that meet the eligibility criteria set forth above under “Waivers For Certain Investors for Class A Shares,” such as distributions due to death, disability, financial hardship, loans, retirement and termination of employment, or any return of excess contributions.

•	Involuntary redemptions (e.g., closing of small accounts described under Shareholder Account Information).

Other Sales Charge Arrangements and Waivers. The Funds and ACS offer other opportunities to purchase shares without sales charges under the programs described below. The Funds reserve the right to modify or cease offering these programs at any time without prior notice.

•

Dividend Reinvestment. Dividends and/or capital gains distributions received by a shareholder from a Fund will automatically be reinvested in additional shares of the Fund and share class without sales charges, at the net asset value per share in effect on the payable date. Alternatively, dividends and distributions may be reinvested in any retail fund distributed by ACS. Or, you may receive amounts in excess of $10.00 in cash if you elect in writing not less than five business days prior to the payment date. You will need to complete the relevant part of the Account Application to elect one of these other options.

•

Exchange of shares. Shares of the Funds may be exchanged for the same class of shares of one or more other retail funds distributed by ACS at net asset value per share at the time of exchange. Please refer to the “Additional Investor Services” in this Prospectus for more details about this program. In addition, in connection with advisory fee-based programs sponsored by certain financial intermediaries, and subject to the conditions set forth in the Funds’ SAI, shareholders may exchange their Class C shares of a Fund into Class A shares of the same Fund. Please refer to “Exchange Privilege” in the SAI for more details about these types of exchanges and the corresponding sales charge arrangements.

•

Reinstatement privilege. Within one year of a redemption of Class A, Class B and Class C shares of a Fund, the proceeds of the sale may be invested in the same share class of any Fund or in the same share class of any other retail fund distributed by ACS without a sales charge. A shareholder may use the reinstatement privilege only one time after selling such shares. If you paid a CDSC when you sold your shares, we will credit your account with the dollar amount of the CDSC at the time of sale. This may impact the amount of gain or loss recognized on the previous sale for tax purposes. All accounts involved must be registered in the same name(s).

Information and records to be provided to Fund. You may be asked to provide supporting account statements or other information to allow us to verify your eligibility to receive a reduction or waiver of sales charges.

For more information regarding the sales charge reductions and waivers described above, please visit our website at www.safunds.com. The Funds’ Statement of Additional Information also contains additional information about the sales charges and certain reductions and waivers.

DISTRIBUTION AND SERVICE FEES

Each class of shares (other than Class W) of each Fund has its own plan of distribution pursuant to Rule 12b-1 (“Rule 12b-1 Plan”) that provides for distribution and account maintenance fees (collectively, “Rule 12b-1 Fees”) (payable to ACS) based on a percentage of average daily net assets, as follows:

Class	Distribution Fee	Account Maintenance Fee
A	0.10%	0.25%
B	0.75%	0.25%
C	0.75%	0.25%

Because Rule 12b-1 Fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

In addition, ACS is paid a fee of 0.15% of average daily net assets of Class W shares in compensation for providing additional shareholder services to Class W shareholders.

14

OPENING AN ACCOUNT (Classes A, B and C)

1.	Read this Prospectus carefully.

2.	Determine how much you want to invest. The minimum initial investments for the Funds are as follows:

•	non-retirement account: $500

•	retirement account: $250

•	dollar cost averaging: $500 to open

The minimum subsequent investments for the Funds are as follows:

•	non-retirement account: $100

•	retirement account: $25

•	dollar cost averaging: at least $25 a month

•	The minimum initial and subsequent investments may be waived for certain fee-based programs and/or group plans held in omnibus accounts.

3.	Complete the appropriate parts of the Account Application, carefully following the instructions. If you have any questions, please contact your broker or financial adviser or call Shareholder Services at 800-858-8850.

4.	Complete the appropriate parts of the Supplemental Account Application. By applying for additional investor services now, you can avoid the delay and inconvenience of having to submit an additional application if you want to add services later.

5.	Make your initial investment using the chart on the next page. You can also initiate any purchase, exchange or sale of shares through your broker or financial adviser.

As part of your application, you are required to provide information regarding your personal identification under anti-money laundering laws, including the USA PATRIOT Act of 2001, as amended (the “PATRIOT Act”). If we are unable to obtain the required information, your application will not be considered to be in good order, and it therefore cannot be processed. Your application and any check or other deposit that accompanied your application will be returned to you. Applications must be received in good order under the PATRIOT Act requirements and as otherwise required in this Prospectus in order to receive that day’s net asset value. In addition, applications received in good order are nevertheless subject to customer identification verification procedures under the PATRIOT Act. We may ask to see your driver’s license or other identifying documents. We may share identifying information with third parties for the purpose of verification. If your identifying information cannot be verified within a reasonable time after receipt of your application, the account will not be processed or, if processed, the Funds reserve the right to redeem the shares purchased and close the account. If a Fund closes an account in this manner, the shares will be redeemed at the net asset value next calculated after the Fund decides to close the account. In these circumstances, the amount redeemed may be less than your original investment and may have tax implications. Consult with your tax adviser for details. Non-resident aliens will not be permitted to establish an account through the check and application process at the Fund’s transfer agent (the “Transfer Agent”).

If you invest in a Fund through your dealer, broker or financial adviser, your dealer, broker or financial adviser may charge you a transaction-based fee or other fees for its services in connection with the purchase or redemption of Fund shares. These fees are in addition to those imposed by the Fund and its affiliates. You should ask your dealer, broker or financial adviser about applicable fees.

Investment Through Financial Institutions. Dealers, brokers, financial advisers or other financial institutions (collectively, “Financial Institutions” or “Financial Intermediaries”) may impose charges, limitations, minimums and restrictions in addition to or different from those applicable to shareholders who invest in the Funds directly. Accordingly, the net yield and/or return to investors who invest through Financial Institutions may be less than an investor would receive by investing in the Funds directly. Financial Institutions may also set deadlines for receipt of orders that are earlier than the order deadline of the Funds due to processing or other reasons. An investor purchasing through a Financial Institution should read this Prospectus in conjunction with the materials provided by the Financial Institution describing the procedures under which Fund shares may be purchased and redeemed through the Financial Institution. For any questions concerning the purchase or redemption of Fund shares through a Financial Institution, please call your Financial Institution or the Funds at 800-858-8850.

15

Shareholder Account Information

HOW TO BUY SHARES (Classes A, B and C)

Buying Shares Through Your Financial Institution

You may generally open an account and buy Class A, B and C shares through any Financial Institution. Your Financial Institution will place your order on your behalf. You may purchase additional shares in a variety of ways, including through your Financial Institution or by sending your check or wire directly to the Fund or its agents as described below under “Adding to an Account.” The Funds will generally not accept new accounts that are not opened through a Financial Institution except for accounts opened by current and former Trustees and other individuals who are affiliated with, or employed by an affiliate of, the Funds or any fund distributed by the Distributor, selling brokers and their employees and sales representatives, family members of these individuals and certain other individuals at the discretion of the Funds or their agents as described below under “Opening an Account.”

Buying Shares Through the Funds

Opening an Account	Adding to an Account

By check

•  Make out a check for the investment amount, payable to the Fund or to SunAmerica Mutual Funds. An account cannot be opened with a Fund check.

•  Deliver the check and your completed Account Application (and Supplemental Account Application, if applicable) to:

(via regular mail)

SunAmerica Mutual Funds

c/o BFDS

PO Box 219186

Kansas City, MO 64121-9186

(via express, certified and registered mail)

SunAmerica Mutual Funds

c/o BFDS

330 W 9th St.

Kansas City, MO 64105-1514

•  All purchases must be in U.S. dollars. Cash, money orders and/or travelers checks will not be accepted. A $25.00 fee will be charged for all checks returned due to insufficient funds.

•  Accounts can only be opened by check by a non-resident alien or on funds drawn from a non-U.S. bank if they are processed through a brokerage account or the funds are drawn from a U.S. branch of a non-U.S. bank. A personal check from an investor should be drawn from the investor’s bank account. In general, starter checks, cash equivalents, stale-dated or post-dated checks will not be accepted.

•  Make out a check for the investment amount, payable to the Fund or to SunAmerica Mutual Funds. Shares cannot be purchased with a Fund check.

•  Include the stub from your Fund statement or a note specifying the Fund name, your share class, your account number and the name(s) in which the account is registered.

•  Indicate the Fund and account number in the memo section of your check.

•  Deliver the check and your stub or note to your broker or financial adviser, or mail them to:

(via regular mail)

SunAmerica Mutual Funds

c/o BFDS

PO Box 219186

Kansas City, MO 64121-9186

(via express, certified and registered mail)

SunAmerica Mutual Funds

c/o BFDS

330 W 9th St.

Kansas City, MO 64105-1514

By wire

•  Fax your completed application to SunAmerica Fund Services, Inc. at 816-218-0519.

•  Obtain your account number by calling Shareholder Services at 800-858-8850.

•  Instruct your bank to wire the amount of your  investment to:

State Street Bank and Trust Company

Boston, MA

ABA #0110-00028

DDA # 99029712

ATTN: (include name of Fund and share class)

FBO: (include account number and name(s) in which the acct. is registered)

Your bank may charge a fee to wire funds.

•  Instruct your bank to wire the amount of your investment to:

State Street Bank and Trust Company

Boston, MA

ABA #0110-00028

DDA # 99029712

ATTN: (include name of Fund and share class)

FBO: (include account number and name(s) in which the acct. is registered)

Your bank may charge a fee to wire funds.

To open or add to an account using dollar cost averaging, see “Additional Investor Services.”

16

HOW TO SELL SHARES (Classes A, B and C)

Selling Shares Through Your Financial Institution

You can sell shares through your Financial Institution or through the Funds as described below under “Selling Shares Through the Funds.” Shares held for you in your various Financial Institution’s name must be sold through the Financial Institution.

Selling Shares Through the Funds

By mail

Send your request to:

(via regular mail)

SunAmerica Mutual Funds

c/o BFDS

PO Box 219186

Kansas City, MO 64121-9186

(via express, certified and registered mail)

SunAmerica Mutual Funds

c/o BFDS

330 West 9th Street

Kansas City, MO 64105-1514

Your request should include:

• Your name

• Fund name, share class and account number

• The dollar amount or number of shares to be redeemed

• Any special payment instructions

• The signature of all registered owners exactly as the account is registered, and

• Any special documents required to assure proper authorization

On overnight mail redemptions, a $25 fee will be deducted from your account.

By phone

• Call Shareholder Services at 800-858-8850 between 8:30 a.m. and 6:00 p.m. Eastern time on most business days. • Or, for automated 24-hour account access, call FastFacts at 800-654-4760.

By wire

If banking instructions exist on your account, this may be done by calling Shareholder Services at 800-858-8850 between 8:30 a.m. and 6:00 p.m. Eastern time on most business days. Otherwise, you must provide, in writing, the following:

• Fund name, share class and account number you are redeeming

• Bank or Financial Institution name

• ABA routing number

• Account number, and

• Account registration

If account registration at your bank is different than your account at SunAmerica, your request must be Medallion Guaranteed. A notarization is not acceptable.

Minimum amount to wire money is $250. A $15 fee will be deducted from your account.

By internet

Visit our website at www.safunds.com, and select the “Click Here for Secure Login” hyperlink (generally not available for retirement accounts).	Proceeds for all transactions will normally be sent on the business day after the trade date. Additional documents may be required for certain transactions.

To sell shares through a systematic withdrawal plan, see “Additional Investor Services.”

Certain Requests Require a Medallion Guarantee:

To protect you and the Funds from fraud, the following redemption requests must be in writing and include a Medallion Guarantee if (although there may be other situations that also require a Medallion Guarantee):

•	Redemptions of $100,000 or more

•	The proceeds are to be payable other than as the account is registered

•	The redemption check is to be sent to an address other than the address of record

17

Shareholder Account Information

•	Your address of record has changed within the previous 30 days

•	Shares are being transferred to an account with a different registration

•	Someone (such as an Executor) other than the registered shareholder(s) is redeeming shares (additional documents may be required)

You can generally obtain a Medallion Guarantee from the following sources:

•	a broker or securities dealer

•	a federal savings, cooperative or other type of bank

•	a savings and loan or other thrift institution

•	a credit union

•	a securities exchange or clearing agency

A notary public CANNOT provide a Medallion Guarantee.

OPENING AN ACCOUNT, BUYING AND SELLING SHARES (Class W)

Class W shares of the Strategic Bond Fund are offered exclusively for sale through advisory fee-based programs sponsored by certain Financial Intermediaries and any other institutions having agreements with the Strategic Bond Fund, whose use of Class W shares will depend on the structure of the particular advisory fee-based program. The minimum initial investment for Class W shares of the Strategic Bond Fund is $50,000 and there is no minimum subsequent investment. The minimum initial investment for Class W shares may be waived for certain fee-based programs. Inquiries regarding the purchase, redemption or exchange of Class W shares or the making or changing of investment choices should be directed to your financial advisor.

TRANSACTION POLICIES (All Funds and All Classes)

Valuation of shares. The net asset value per share (“NAV”) for each Fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time) by dividing the net assets of each class by the number of such class’s outstanding shares. The NAV for each Fund also may be calculated on any other day in which the Adviser determines that there is sufficient liquidity in the securities held by the Fund. As a result, the value of the Fund’s shares may change on days when you will not be able to purchase or redeem your shares. Securities for which market quotations are readily available are valued at their market price as of the close of regular trading on the NYSE, unless, in accordance with pricing procedures approved by the Board of Trustees, the market quotations are determined to be unreliable. Securities and other assets for which market quotations are not readily available or are unreliable are valued at fair value in accordance with pricing procedures periodically reviewed and approved by the Board of Trustees. There is no single standard for making fair value determinations, which may result in prices that vary from those of other funds. In addition, there can be no assurance that fair value pricing will reflect actual market value and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

Investments in registered investment companies that do not trade on an exchange are valued at the end of the day net asset per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security principally traded. The prospectus for any such open-end funds should explain the circumstances under which these funds use fair value pricing and the effects of using fair value pricing.

As of the close of regular trading on the NYSE, securities traded primarily on security exchanges outside of the U.S. are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security’s price is available from more than one exchange, a Fund uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Funds’ shares, and the Funds may determine that certain closing prices do not reflect the fair value of the securities. This determination will be based on a review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If the Funds determine that closing prices do not reflect the fair value of the securities, the Funds will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the NYSE. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but the Funds are open. For foreign equity securities and foreign equity futures contracts, the Funds use an outside pricing service to provide them with closing market prices and information used for adjusting those prices.

The Strategic Bond Fund may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Funds do not price their shares. As a result, the value of these Funds’ shares may change on days when the Funds are not open for purchases or redemptions.

18

Buy and sell prices. When you buy Class A or Class B shares, you pay the NAV plus any applicable sales charges, as described above. When you sell Class A, Class B or Class C shares, you receive the NAV minus any applicable CDSCs. When you buy Class W shares, you pay NAV. When you sell Class W shares, you receive the NAV.

Execution of requests. Each Fund is open on those days when the NYSE is open for regular trading (“Fund business day”). We execute buy and sell requests at the next NAV to be calculated after the Fund receives your request in good order. A purchase, exchange or redemption order is in “good order” when a Fund, ACS and/or its agent, receives all required information, including properly completed and signed documents. If the Fund or ACS receives your order before the Fund’s close of business (generally 4:00 p.m., Eastern time), you will receive that day’s closing price. If the Fund or the Distributor receives your order after that time, you will receive the next business day’s closing price. The Funds reserve the right to reject any order to buy shares.

Certain qualified Financial Institutions may transmit an investor’s purchase or redemption order to the Funds’ Transfer Agent after the close of regular trading on the NYSE on a Fund business day. As long as the investor has placed the order with the Financial Institution by the close of regular trading on the NYSE on that day, the investor will then receive the NAV of a Fund’s shares determined by the close of regular trading on the NYSE on the day the order was placed with the qualified Financial Institution. Orders received after such time will not result in execution until the following Fund business day. Financial Institutions are responsible for instituting procedures to ensure that purchase and redemption orders by their respective clients are processed expeditiously.

The processing of sell requests and payment of proceeds may generally not be postponed for more than seven days, except when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the Securities and Exchange Commission (“SEC”). The Funds and their agents reserve the right to “freeze” or “block” (that is, disallow any further purchases or redemptions from any account) or suspend account services in certain instances as permitted or required by applicable laws and regulations, including applicable anti-money laundering regulations. Examples of such instances include, but are not limited to: (i) where an accountholder appears on the list of “blocked” entities and individuals maintained pursuant to Office of Foreign Assets Control regulations; (ii) where a Fund or its agents detect suspicious activity or suspect fraudulent or illegal activity; or (iii) when certain notifications have been received by a Fund or its agents that there is a dispute between the registered or beneficial account owners.

If a Fund determines that it would be detrimental to the best interests of its remaining shareholders to make payment of redemption proceeds wholly or partly in cash, the Fund may pay the redemption price by a distribution in kind of securities from the Fund in lieu of cash. However, the Board of Trustees has made an election that requires it to pay a certain portion of redemption proceeds in cash.

At various times, a Fund may be requested to redeem shares for which it has not yet received good payment. The Fund may delay or cause to be delayed the mailing of a redemption check until such time as good payment (e.g., wire transfer or certified check drawn on a United States bank) has been collected for the purchase of such shares, which will not exceed 15 days.

Telephone transactions. For your protection, telephone requests are recorded in order to verify their accuracy. In addition, Shareholder Services will take measures to verify the identity of the caller, such as asking for name, account number, social security or other taxpayer ID number and other relevant information. If appropriate measures are not taken, the Trust is responsible for any losses that may occur to any account due to an unauthorized telephone call. Also for your protection, telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. At times of peak activity, it may be difficult to place requests by phone. During these times, consider sending your request in writing.

Exchanges. You may exchange shares of a Fund for shares of the same class of any other retail fund distributed by ACS. Such exchange may constitute a taxable event for U.S. federal income tax purposes. Before making an exchange, you should review a copy of the prospectus of the fund into which you would like to exchange. All exchanges are subject to applicable minimum investment requirements. A Systematic Exchange Program is described under “Additional Investor Services.”

If you exchange shares that were purchased subject to a CDSC, the CDSC schedule will continue to apply following the exchange. In determining the CDSC applicable to shares being sold after an exchange, we will take into account the length of time you held those shares prior to the exchange.

The Funds may change or cancel the exchange privilege at any time, upon 60 days’ written notice to shareholders. The Funds at all times also reserve the right to restrict or reject any exchange transactions, for any reason, without notice. For example, a Fund may refuse any sale of Fund shares through an exchange by any investor or group if, in the Fund’s judgment, the trade: (1) may interfere with the efficient management of the Fund’s portfolio; (2) may appear to be connected with a strategy of market timing (as described below under “Market Timing Trading Policies and Procedures”); or (3) may have the potential of otherwise adversely affecting the Fund. In making a decision to reject an exchange request, the Funds may consider, among other factors, the investor’s trading history in a Fund and in other SunAmerica Mutual Funds.

Rejected exchanges. If a Fund rejects an exchange request involving the sale of Fund shares, the rejected exchange request will also mean that there will be no sales of the shares that would have been used for the exchange purchase. Of course, you may generally redeem shares of a Fund at any time, subject to any applicable CDSCs.

Certificated shares. The Funds do not issue certificated shares.

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Shareholder Account Information

Fund holdings. A schedule of the complete holdings of each Fund, current as of month-end, will be available on the Funds’ website approximately 30 days after the end of each month. This information will remain available on the website at least until updated for the next month or until each Fund files with the SEC its semi-annual/annual shareholder report or quarterly portfolio holdings report that includes such period. The most recent schedule is available on the Funds’ website at www.safunds.com or by calling 800-858-8850, ext. 6003. The Funds may terminate or modify this policy at any time without further notice to shareholders. A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Statement of Additional Information.

MARKET TIMING TRADING POLICIES AND PROCEDURES

Market timing policies. The Funds discourage excessive or short-term trading, often referred to as “market timing” and seek to restrict or reject such trading or take other action, as described below, if in the judgment of a Fund or any of its service providers, such trading may interfere with the efficient management of the Fund’s portfolio; may materially increase the Fund’s transaction costs, administrative costs or taxes; or may otherwise be detrimental to the interests of the Fund and its shareholders. The Funds’ Board of Trustees has determined that the Funds should not serve as vehicles for frequent trading and has adopted policies and procedures with respect to such trading, which are described in this section.

All Fund shareholders are subject to these policies and procedures, regardless of how their shares were purchased or are otherwise registered with the Funds’ Transfer Agent. While the Funds’ expectation is that the market timing policies will be enforced by financial intermediaries pursuant to the Funds’ Prospectus, the Funds may be limited in their ability to monitor the trading activity or enforce the Funds’ market timing trading policies and procedures with respect to certain customers of financial intermediaries. For example, should it occur, a Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers.

Risks from market timers. Depending on various factors, including the size of a Fund, the amount of assets the portfolio manager typically maintains in cash or cash equivalents and the dollar amount and number and frequency of trades, excessive short-term trading may interfere with efficient management of the Fund’s portfolio, increase the Fund’s transaction costs, administrative costs and taxes and/or impact Fund performance.

In addition, if the nature of the Fund’s portfolio exposes the Fund to investors who engage in the type of excessive short-term trading that seeks to take advantage of possible delays between the change in the value of a mutual fund’s portfolio holdings and the reflection of the change in the net asset value of a Fund’s shares, sometimes referred to as “arbitrage market timing,” there is the possibility that such trading, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon net delays between the change in the value of a mutual fund’s portfolio holdings and the net asset value of a Fund’s shares. Arbitrage market timers may seek to exploit such delays between the change in the value of a mutual fund’s portfolio holdings and the net asset value of the fund’s shares in funds that hold significant investments in foreign securities because certain foreign markets close several hours ahead of U.S. markets. Also, market timers may seek to exploit funds that hold significant investments in small-cap securities and high yield (“junk”) bonds, which may not be frequently traded. The principal investment techniques of the Strategic Bond Fund include investments in high yield junk bonds.

Market timing procedures. The Funds’ procedures include committing staff of the Funds’ shareholder services agent to monitor trading activity in the Funds on a regular basis by selectively reviewing transaction reports in an effort to identify trading activity that may be excessive or short-term and detrimental to a Fund. Factors considered in the monitoring process include, but may not be limited to, the frequency of transactions by the financial intermediary, the Fund’s investment objective, the size of a Fund and the dollar amount of the transaction. In the event that such trading activity is identified, based on the information considered in the monitoring process, a Fund and its service providers in their sole discretion may limit the amount, number or frequency of any future purchases and/or the method by which you may request future purchases and redemptions (including purchases and/or redemptions by an exchange between funds).

ACS has entered into agreements with financial intermediaries that maintain omnibus accounts with the Funds pursuant to which the financial intermediary undertakes to provide certain information to the Funds, including trading information, and also agrees to execute certain instructions from the Funds in connection with the Funds’ market timing policies. In certain circumstances, a Fund may rely upon the policy of a financial intermediary to deter short-term or excessive trading if the Fund believes that the policy of such intermediary is reasonably designed to detect and deter transactions that are not in the best interest of the Fund. A financial intermediary’s policy relating to short-term or excessive trading may be more or less restrictive than the Fund’s policy.

A Fund may also accept undertakings by a financial intermediary to enforce excessive or short-term trading policies on behalf of the Fund using alternative techniques, to the extent such techniques provide a substantially similar level of protection for the Fund against such transactions. For example, certain financial intermediaries may have contractual or legal restrictions that prevent them from blocking an account. In such instances, the financial intermediary may use alternative techniques that the Fund considers to be a reasonable substitute for such a block.

Though implementation of the Funds’ procedures involve judgments that are inherently subjective and involve some selectivity in their application, the Funds and the Funds’ service providers seek to make judgments that are consistent with the interests of the Funds’ shareholders. There is no assurance that the Funds or their service providers will gain access to any or all information necessary to detect

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market timing. While the Funds will seek to take actions (directly and with the assistance of financial intermediaries) that will detect market timing, the Funds cannot represent that such trading activity can be completely eliminated.

Revocation of market timing trades. Transactions placed in violation of the Funds’ market timing trading policies are not necessarily deemed accepted by the Funds and may be cancelled or revoked by the Funds on the next Fund business day following receipt by the Funds.

ADDITIONAL INVESTOR SERVICES (Classes A, B and C)

To select one or more of these additional services, complete the relevant part(s) of the Supplemental Account Application. To add a service to an existing account, contact your broker or financial adviser, or call Shareholder Services at 800-858-8850.

Dollar Cost Averaging lets you make regular investments from your bank account to any retail fund of your choice distributed by ACS. You determine the frequency and amount of your investments, and you can terminate your participation at any time. Dollar cost averaging does not assure profit or protect against a loss in a declining market. Since this strategy involves continuous investments, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.

Systematic Withdrawal Plan may be used for periodic withdrawals from your account. The periodic withdrawal amount may be determined either by specifying a fixed dollar amount, or by specifying a percentage of your account assets. The periodic withdrawal amount may not exceed 12% per year based on the value of your account at the time the Plan is established or at the time of withdrawal. To use the Systematic Withdrawal Plan:

•	Make sure you have at least $5,000 worth of shares in your account.

•

Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same Fund is not advantageous to you, because of sales charges).

•

Specify the payee(s) and amount(s). The payee may be yourself or any other party (which may require a Medallion Guarantee), and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule. The Funds reserve the right to reject withdrawal requests that are less than $50.

•	Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.

•	Your dividends and capital gains, if any, must be automatically reinvested.

Systematic Exchange Program may be used to exchange shares of a Fund periodically for the same class of shares of one or more other retail funds distributed by ACS. To use the Systematic Exchange Program:

•	Specify the fund(s) from which you would like money withdrawn and into which you would like money invested.

•	Determine the schedule: monthly, quarterly, semi-annually, annually or certain selected months.

•	Specify the amount(s). The Funds reserve the right to reject exchange requests that are less than $50.

•	Accounts must be registered identically; otherwise a Medallion Guarantee will be required.

Retirement plans. SunAmerica Mutual Funds offer a range of qualified retirement plans, including IRAs, Roth IRAs, SIMPLE IRAs, SEPs, SARSEPs, 401(k) plans, 403(b) plans, Individual 401(k) plans and other pension and profit-sharing plans. Using these plans, you can invest in any fund distributed by ACS with a low minimum investment of $250 or, for some group plans, no minimum investment at all. To find out more, call Retirement Plans at 800-858-8850, ext. 6074.

TAX, DIVIDEND DISTRIBUTION AND ACCOUNT POLICIES

Account Mailings:

Account Statements. Generally, account statements are provided to dealers and shareholders on a quarterly basis.

Transaction Confirmations. Generally, you will receive an account confirmation:

•	after every transaction that affects your account balance (except a dividend reinvestment, automatic purchase, automatic redemption or systematic exchange); and

•	after any change of name or address of the registered owner(s), or after certain account option changes.

IRS Tax Forms. After the close of every calendar year, you should also receive, if applicable, an IRS Form 1099 tax information statement, typically mailed by February 15th.

These mailings apply to accounts opened through the Funds. Accounts opened through a broker/dealer firm will receive statements from that financial institution.

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Shareholder Account Information

Prospectuses, Annual and Semi-annual Reports. As an alternative to regular mail, you may elect to receive these reports via electronic delivery. To enroll for this option, visit our website at www.safunds.com, and select the “Go Paperless” hyperlink (Note: this option is only available to accounts opened through the Funds.)

Dividends. The Funds generally distribute most or all of their net earnings in the form of dividends. Income dividends, if any, are declared daily and paid monthly. Capital gains distributions, if any, are paid at least annually by the Funds. Each of the Funds reserves the right to declare and pay dividends less frequently than as disclosed above, provided that the net realized capital gains and net investment income, if any, are paid at least annually.

Dividend Reinvestments. Your dividends and distributions, if any, will be automatically reinvested in additional shares of the same Fund and share class on which they were paid, unless you elect in writing, not less than five business days prior to the payment date, to receive amounts in excess of $10 in cash. Alternatively, dividends and distributions may be reinvested in any fund distributed by ACS, or you may receive amounts in excess of $10.00 in cash if you elect in writing not less than five business days prior to the payment date. You will need to complete the relevant part of the Account Application to elect one of these other options. For existing accounts, contact your broker or financial adviser or call Shareholder Services at 800-858-8850 to change dividend and distribution payment options.

Taxability of Dividends. As long as a Fund meets the requirements for being a tax-qualified regulated investment company, which each Fund has in the past and intends to meet in the future, it will pay no federal income tax on the earnings it distributes to shareholders. Unless your shares are held in a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, dividends and capital gains you receive from a Fund, whether reinvested or taken as cash, are generally considered taxable. It is anticipated that substantially all of the distributions from a Fund will be taxed as ordinary income.

A 3.8 percent Medicare contribution tax is imposed on net investment income, including interest, dividends, and capital gain, of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly), and of estates and trusts.

Some dividends paid in January may be taxable as if they had been paid during the previous December. Corporations generally will not be entitled to take a dividends-received deduction for a portion of certain dividends they receive. In addition, only a portion of certain dividends paid by the Strategic Bond Fund may qualify for the 20% maximum tax rate applicable to qualified dividend income.

The IRS Form 1099 that is typically mailed to you after the close of every calendar year details your dividends and their federal income tax category, although you should verify your tax liability with your tax professional.

“Buying into a Dividend.” You should note that if you purchase shares just before a distribution, you will be taxed for that distribution like other shareholders, even though that distribution represents simply a return of part of your investment. You may wish to defer your purchase until after the record date for the distribution, so as to avoid this tax impact.

Taxability of Transactions. Any time you sell or exchange shares, it is considered a taxable event for you. Depending generally on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions. If you hold Class B shares, you will not have a taxable event when they convert into Class A shares. An exchange of shares you currently hold in one class of a Fund for shares of another class of the same Fund will generally not constitute a taxable transaction for federal income tax purposes. You should talk to your tax adviser before making an exchange.

Other Tax Considerations. If you are neither a resident nor a citizen of the United States or if you are a foreign entity, ordinary income dividends paid to you (which include distributions of net short-term capital gains) will generally be subject to a 30% United States withholding tax, unless a lower treaty rate applies.

A withholding tax of 30% will apply to payments of Fund dividends and, beginning in 2017, gross proceeds of Fund redemptions paid to non-U.S. shareholders unless such shareholders comply with certain reporting requirements to the IRS (for non-U.S. investment funds and financial institutions) or the Fund (other non-U.S. entities) as to identifying information (including name, address and taxpayer identification number) of their direct and indirect U.S. owners.

By law, each Fund must withhold 28% of your distributions and proceeds if you have not provided a correct taxpayer identification number or social security number.

This section summarizes some of the consequences under current United States federal income tax law of an investment in a Fund. It is not a substitute for professional tax advice. Consult your tax advisor about the potential tax consequences of an investment in a Fund under all applicable laws.

Small Accounts (other than Class W). If you draw down an account so that its total value is less than $500 ($250 for retirement plan accounts), you may be asked to purchase more shares within 60 days. If you do not take action, the Fund may close out your account and mail you the proceeds. Alternatively, you may be charged at the annual rate of $24 to maintain your account. Your account will not be closed if its drop in value is due to Fund performance, the effects of sales charges, or administrative fees (for retirement plans only). Certain minimum balance requirements may be waived at the Adviser’s discretion.

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More Information About the Funds

FUND INVESTMENT GOALS AND STRATEGIES

Each Fund has its own investment goal and a strategy for pursuing it. The chart summarizes information about each Fund’s investment approach. Following this chart is a Glossary that further describes the investment and risk terminology that we use. Please review the Glossary in conjunction with this chart.

The investment goal of the U.S. Government Securities Fund may not be changed without shareholder approval. The investment goal of the Strategic Bond Fund may be changed without shareholder approval.

	U.S. GOVERNMENT SECURITIES FUND	STRATEGIC BOND FUND
What is the Fund’s investment goal?	high current income consistent with relative safety of capital	high level of total return
What principal investment strategy does the Fund use to implement its investment goal?	fixed income investing	fixed income investing
What are the Fund’s principal investment techniques?

•  active trading of U.S. government securities without regard to the maturities of such securities. Under normal market conditions, invests at least 80% of the Fund’s net assets, plus any borrowing for investment purposes, in such securities.

•  active trading of a broad range of bonds, including both investment and non-investment grade U.S. and foreign bonds (which may include “junk bonds”), U.S. government and agency obligations, and mortgage-backed securities, without regard to the maturities of such securities. Although the Fund may invest in securities of any maturity, the Fund generally expects to maintain a duration of seven years or less, and may use futures contracts, including U.S. Treasury and interest rate futures, to assist in managing the Fund’s duration. Under normal market conditions, invests at least 80% of the Fund’s net assets, plus any borrowing for investment purposes, in bonds.

What are the Fund’s other significant (non-principal) investments?	• short-term money market instruments • zero-coupon securities • when issued/delayed delivery and forward commitment transactions	• zero-coupon securities • mortgage-backed securities • short-term money market instruments • equity securities • loan participations and loan assignments • credit default swaps • futures contracts
What other types of securities may the Fund normally invest in as part of efficient portfolio management and which may produce some income?	• defensive instruments • borrowing for temporary or emergency purposes (up to 5% of total assets)	• defensive instruments • borrowing for temporary or emergency purposes (up to 33 1/3% of total assets)

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More Information About the Funds

	U.S. GOVERNMENT SECURITIES FUND	STRATEGIC BOND FUND
What risks may affect the Fund?

PRINCIPAL RISKS:

•  interest rate fluctuations

•  bond market volatility

•  U.S. government securities risk

•  prepayment risk

•  active trading

•  securities selection

NON-PRINCIPAL RISKS:

•  illiquidity

•  hedging

•  settlement risk

•  affiliated fund rebalancing

PRINCIPAL RISKS:

•  interest rate fluctuations

•  bond market volatility

•  credit risk

•  foreign securities risk

•  U.S. government securities risk

•  illiquidity

•  active trading

•  securities selection

NON-PRINCIPAL RISK:

•  prepayment risk

•  emerging markets

•  collateral impairment

•  equity securities risk

•  affiliated fund rebalancing

•  credit default swap risk

•  hedging

•  futures contracts

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GLOSSARY

Debt ratings. The two best-known debt rating agencies are Standard & Poor’s Ratings Services, a Division of The McGraw-Hill Companies, Inc., and Moody’s Investors Service, Inc. “Investment grade” refers to any security rated “BBB” or above by Standard & Poor’s or “Baa” or above by Moody’s or determined to be of comparable quality by the Adviser.

INVESTMENT AND OTHER TERMINOLOGY

Active trading means that a Fund may engage in frequent trading of portfolio securities to achieve its investment goal. In addition, because a Fund may sell a security without regard to how long it has held the security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by a Fund and could affect its performance. During periods of increased market volatility, active trading may be more pronounced.

Asset-backed securities issued by trusts and special purpose corporations are backed by a pool of assets, such as credit card or automobile loan receivables representing the obligations of a number of different parties.

The Barclays U.S. Aggregate Bond Index is an unmanaged index that represents securities that are U.S. domestic, taxable, and dollar denominated. The index covers components for government and corporate securities, mortgage pass-through securities and asset-backed securities. Indices are not managed and an investor cannot invest directly into an index.

The BofA Merrill Lynch U.S. Treasury Master Index tracks the performance of U.S. dollar denominated sovereign debt publicly issued by the U.S. government in its domestic market. You may not invest directly in the BofA Merrill Lynch U.S. Treasury Master Index and, unlike the U.S. Government Securities Fund, it does not incur fees and expenses.

The LIBOR 3-Month Index is an unmanaged floating rate index at which U.S. dollar deposits are offered on the London Interbank market.

A bond includes all fixed-income securities other than short-term commercial paper and preferred stock.

A Fund may borrow for temporary or emergency purposes including to meet redemptions. Borrowing may exaggerate changes in the net asset value of Fund shares and in the yield on a Fund’s portfolio. Borrowing will cost a Fund interest expense and other fees. The costs of borrowing may reduce a Fund’s return.

Capital appreciation is growth of the value of an investment.

Credit default swaps are agreements between two parties: a buyer of credit protection and a seller of credit protection. The buyer in a credit default swap agreement is obligated to pay the seller a periodic stream of payments over the term of the swap agreement. If no default or other designated credit event occurs, the seller of credit protection will have received a fixed rate of income throughout the term of the swap agreement. If a default or designated credit event does occur, the seller of credit protection must pay the buyer of credit protection the full value of the reference obligation. As the seller of credit protection, the Strategic Bond Fund would effectively add leverage because, in addition to its net assets, the Fund would be subject to investment exposure on the par (or other agreed-upon) value it had undertaken to pay. Credit default swaps may be structured based on an index or the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors (for example, a particular number of defaults within a basket, or defaults by a particular combination of issuers within the basket, may trigger a payment obligation). The Strategic Bond Fund limits its investments in credit default swaps to credit default swaps on credit indices (CDX).

Defensive investments include high quality fixed income securities, repurchase agreements and other money market instruments. A Fund will make temporary defensive investments in response to adverse market, economic, political or other conditions. When a Fund takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategy. As a result, a Fund may not achieve its investment goal.

A derivative instrument is a contract, such as an option or a future, whose value is based on the performance of an underlying financial instrument.

Duration is a measure of interest rate risk. Duration incorporates a bond’s yield, coupon, final maturity and call features into one number, expressed in years, that indicates how price-sensitive a bond is

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More Information About the Funds

to changes in interest rates. The value of a fixed-income security with a positive duration will decline if interest rates increase. The longer a fund’s duration, the more sensitive it is to changes in interest rates. For example, the value of a fund with a duration of five years would be expected to fall approximately five percent if interest rates rose by one percentage point and a fund with a duration of two years would be expected to fall approximately two percent if interest rates rose by one percentage point.

Equity securities include common and preferred stocks, convertible securities, warrants and rights.

Fixed-income securities generally provide consistent interest or dividend payments. They include corporate bonds, notes, debentures, convertible securities, U.S. government securities and mortgage-backed and asset-backed securities. The issuer of a senior fixed-income security is obligated to make payments on this security ahead of other payments to security holders. An investment grade fixed- income security is rated in one of the top four ratings categories by a debt rating agency (or is considered of comparable quality by the Adviser).

Foreign securities are issued by companies located outside of the U.S. and include securities issued by companies located in emerging markets and foreign debt obligations. Foreign securities may include American Depositary Receipts or other similar securities that convert into foreign securities such as European Depositary Receipts and Global Depositary Receipts.

A futures contract is a standardized contract, traded on a futures exchange, to buy or sell a certain underlying instrument at a certain date in the future, at a specified price. A Fund may use futures contracts to manage duration. Financial futures are futures contracts based on financial instruments, such as Treasury bonds, certificates of deposit, currencies or indexes.

Government National Mortgage Association (GNMA) is a government owned corporation and a federal agency. GNMA guarantees, with the full faith and credit of the U.S. government, full and timely payment of all monthly principal and interest payments on the mortgage-backed pass-through securities which it issues.

A high yield (“junk”) bond is a high risk bond that does not meet the credit quality standards of investment grade securities.

Illiquid securities are securities that cannot easily be sold within seven days by virtue of the absence of a readily available market or legal or contractual restriction on resale. Certain restricted securities (such as Rule 144A securities) are not generally considered illiquid because of their established trading market.

Loan assignments are purchased from a lender and typically result in the purchaser succeeding to all rights and obligations under the loan agreement between the assigning lender and the borrower. However, loan assignments may be arranged through private negotiations, and the rights and obligations acquired by the purchaser of a loan assignment may differ from, and be more limited than, those held by the assigning lender.

Loan participations are interests in loans acquired from a lender or from other owners of loan participations (a “Participant”). In either case, the purchaser does not establish any direct contractual relationship with the borrower. The purchaser of a loan participation is required to rely on the lender or the Participant that sold the loan participation not only for the enforcement of its rights under the loan agreement against the borrower but also for the receipt and processing of payments due under the loan. Therefore, the owner of a loan participation is subject to the credit risk of both the borrower and a lender or Participant.

Mortgage-backed securities directly or indirectly provide funds for mortgage loans made to residential home buyers. These include securities that represent interests in pools of mortgage loans made by lenders such as commercial banks, savings and loan institutions, mortgage bankers and others.

A municipal security is a debt obligation of a state or local government entity, which may support general governmental needs or special projects.

Preservation of capital means investing in a manner that tries to protect the value of an investment against market movements and other economic events.

Short-term money market instruments include short-term U.S. government obligations, repurchase agreements, commercial paper, bankers’ acceptances and certificates of deposit. These securities provide a Fund with sufficient liquidity to meet redemptions and cover expenses.

Total return is achieved through both growth of capital and income.

U.S. government securities are issued or guaranteed by the U.S. government, its agencies and instrumentalities. Some U.S. government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. government securities that are issued by agencies or instrumentalities of the U.S. government are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example some are backed by specific types of collateral; some are supported by the issuer’s right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

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When-issued, delayed delivery and forward commitment transactions. The Funds may purchase or sell when-issued or delayed delivery securities that have been authorized but not yet issued in the market. In addition, a Fund may purchase or sell securities on a forward commitment basis. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The Funds may engage in when-issued, delayed delivery or forward commitment transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation.

A zero-coupon security is a fixed-income security that makes no periodic interest payments but instead is sold at a deep discount from its face value.

RISK TERMINOLOGY

Active Trading: As part of a Fund’s principal investment technique, the Fund may engage in active trading of its portfolio securities. Because the Fund may sell a security without regard to how long it has held the security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund and which will affect the Fund’s performance. During periods of increased market volatility, active trading may be more pronounced.

Affiliated fund rebalancing: The Funds may be investment options for other mutual funds for which SunAmerica serves as investment adviser that are managed as “fund of funds.” From time to time, a Fund may experience relatively large redemptions or investments due to the rebalancing of a fund of funds. In the event of such redemptions or investments, a Fund could be required to sell securities or to invest cash at a time when it is not advantageous to do so.

Bond market volatility: The bond markets as a whole could go up or down (sometimes dramatically). This could affect the value of the securities in a Fund’s portfolio.

Collateral impairment: Collateral impairment is the risk that the value of the collateral for a loan will fall. Certain Funds expect to invest in collateralized loans which are loans secured by other things of value the borrower owns. Any type of decline in the value of collateral could cause the loan to become undercollateralized or unsecured. In this case, there is usually no requirement to pledge more collateral. Certain Funds may invest in loans that are guaranteed or collateralized by the shareholders of private companies.

Credit default swap risk: Credit default swaps increase credit risk when a Fund is the seller and increase counterparty risk when a Fund is the buyer. Credit default swap transactions in which a Fund is the seller may require the Fund to liquidate securities when it may not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements. The absence of a central exchange or market for swap transactions has led, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. Recent legislation will require most swaps to be executed through a centralized exchange or regulated facility and be cleared through a regulated clearinghouse. The swap market could be disrupted or limited as a result of this legislation, which could adversely affect a Fund. Moreover, the establishment of a centralized exchange or market for swap transactions may not result in swaps being easier to trade or value.

Credit risk: The creditworthiness of the issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. This type of issuer will typically issue high yield or “junk” bonds. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.

Derivatives risk: Derivatives are subject to general risks relating to heightened sensitivity to market volatility, interest rate fluctuations, illiquidity and creditworthiness of the counterparty to the derivatives transactions.

Emerging markets: An emerging market country is one that the World Bank, the International Finance Corporation or the United Nations or its authorities has determined to have a low or middle income economy. Historical experience indicates that the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

Equity securities risk: Equity securities are subject to the risk that equity prices will fall and may underperform other asset classes. Individual equity security prices fluctuate from day-to-day and may decline significantly. The prices of individual equity securities may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Foreign securities risk: Foreign securities are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as the U.S. government. Foreign securities risk will also be affected by local, political or economic developments and governmental actions. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors and may have restrictions on foreign

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More Information About the Funds

ownership of securities or impose other restrictions or controls that would adversely affect the liquidity of the Fund’s investments. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened when the issuer is from an emerging market country.

Futures contracts risks: The risks associated with a Fund’s use of futures contracts include the risk that: (i) changes in the price of a futures contract may not always track the changes in market value of the underlying reference asset; (ii) trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts; and (iii) if the Fund has insufficient cash to meet margin requirements, the Fund may need to sell other investments, including at disadvantageous times.

Hedging: Hedging is a strategy in which the Adviser uses a derivative security to reduce certain risk characteristics of an underlying security or portfolio of securities. While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Moreover, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains. The Funds are not required to engage in hedging.

Illiquidity: Certain securities may be difficult or impossible to sell at the time and the price that the seller would like.

Interest rate fluctuations: Interest rates and bond prices typically move inversely to each other. Thus, as interest rates rise, bond process typically fall and as interest rates fall, bond prices typically rise. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates. A Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to these initiatives.

Prepayment risk: A Fund may invest significantly in mortgage-backed securities, which entails the risk that the underlying principal may be “prepaid” at any time. As a general rule, prepayments increase during a period of falling interest rates and decrease during a period of rising interest rates. As a result of prepayments, the Fund may lose potential price appreciation and may be required to reinvest its assets in securities with lower interest rates. In periods of increasing interest rates, prepayments generally may decline, with the effect that the securities subject to prepayment risk held by the Fund may exhibit price characteristics of longer-term debt securities. Generally, long-term bonds are more interest-rate sensitive.

Securities selection: A strategy used by a Fund, or securities selected by its portfolio manager, may fail to produce the intended return.

Settlement risk: Investments purchased on an extended-settlement basis, such as when-issued, forward commitment or delayed-delivery transactions, involve a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on an extended-settlement basis involves the risk that the value of the securities sold may increase before the settlement date.

U.S. government securities risk: Securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Bank are neither insured nor guaranteed by the U.S. government. These securities may be supported only by the credit of the issuing agency, authority, instrumentality or enterprise or by the ability to borrow from the U.S. Treasury and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.

28

Fund Management

Adviser. SunAmerica selects and manages the investments, provides various administrative services, and supervises the daily business affairs of each Fund, except to the extent it has delegated portfolio management of a Fund to a subadviser. SunAmerica may terminate any agreement with a subadviser at any time. Moreover, SunAmerica has received an exemptive order from the SEC that permits SunAmerica, subject to certain conditions, to enter into agreements relating to the Strategic Bond Fund with unaffiliated subadvisers approved by the Board of Trustees without obtaining shareholder approval (the “Exemptive Order”). The Exemptive Order also permits SunAmerica, subject to the approval of the Board but without shareholder approval, to employ new unaffiliated subadvisers for the Strategic Bond Fund, change the terms of particular agreements with unaffiliated subadvisers for the Strategic Bond Fund or continue the employment of existing unaffiliated subadvisers after events that would otherwise cause an automatic termination of a subadvisory agreement. Shareholders of the Funds have the right to terminate an agreement with subadvisers for their respective Fund at any time by a vote of the majority of the outstanding voting securities. Shareholders will be notified of any subadviser changes that are made pursuant to the Exemptive Order. The termination and subsequent replacement of a subadviser can increase transaction costs and portfolio turnover rates, which may result in distributions of short-term capital gains and other tax consequences to shareholders. The Exemptive Order also permits the Strategic Bond Fund to disclose subadviser fees only in the aggregate to the extent there is more than one subadviser of the Strategic Bond Fund.

SunAmerica is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992. SunAmerica was organized in 1982 under the laws of Delaware, and managed, advised or administered approximately $72.4 billion of assets as of December 31, 2014. In addition to managing the Funds, SunAmerica serves as adviser, manager and/or administrator for Anchor Series Trust, SunAmerica Series, Inc., Seasons Series Trust, SunAmerica Series Trust, SunAmerica Equity Funds, SunAmerica Money Market Funds, Inc., SunAmerica Senior Floating Rate Fund, Inc., SunAmerica Specialty Series, VALIC Company I and VALIC Company II.

For the fiscal year ended March 31, 2014, each Fund paid the Adviser a fee equal to the following rates, expressed as an annual percentage of average daily net assets of each Fund:

Fund	Fee

U.S. Government Securities Fund	0.65%

Strategic Bond Fund	0.63%

Pursuant to an Expense Limitation Agreement, SunAmerica has contractually agreed to waive fees and/or reimburse expenses for certain classes of the Funds in the amounts set forth in the Funds’ Statement of Additional Information and as described in the footnotes to the Expense Tables in this Prospectus. In addition, with respect to the U.S. Government Securities Fund, any waivers or reimbursements made by SunAmerica with respect to the Fund are subject to recoupment by SunAmerica within the two years after the occurrence of the waiver and/or reimbursement, provided that the Fund is able to effect such payment to SunAmerica and remain in compliance with the foregoing expense limitations.

PineBridge Investments, LLC (“PineBridge”) is subadviser to the Strategic Bond Fund. PineBridge is located at 399 Park Avenue, New York, NY 10022, and is responsible for investment decisions of the Strategic Bond Fund. PineBridge is an indirect subsidiary of Bridge Partners, L.P., a partnership formed by Pacific Century Group, an Asia-based private investment group. PineBridge provides investment advice and markets asset management products and services to clients around the world. As of December 31, 2014, PineBridge managed approximately $72.9 billion in assets. SunAmerica, and not the Strategic Bond Fund, compensates PineBridge for its services. The subadvisory fee rate paid by SunAmerica to PineBridge is equal to an annual rate of 0.35% of average daily net assets of Strategic Bond Fund on the first $200 million, 0.25% on the next $300 million and 0.20% thereafter.

A discussion regarding the basis for the Board of Trustees approving investment advisory agreements for the Funds is available in the Funds’ semi-annual report to shareholders for the period ended September 30, 2014.

PORTFOLIO MANAGERS

U.S. Government Securities Fund

Kara Murphy

Senior Vice President and Chief Investment Officer at SunAmerica

Ms. Murphy joined SunAmerica in 2006. She is Chief Investment Officer and Senior Portfolio Manager. At SunAmerica, she also has served as an equity analyst and Director of Research. Her investment experience dates from 2000.

Andrew Doulos

Vice President and Portfolio Manager at SunAmerica

Mr. Doulos joined SunAmerica in 2004. He also serves as portfolio manager of certain money market funds. Prior to joining SunAmerica, he held fixed-income sales and trading positions at Prudential Securities, DuPont Securities, and First Empire Securities. Mr. Doulos received a B.A. in Political Sciences from Queens College.

29

Fund Management

Timothy Campion

Senior Vice President and Portfolio Manager at SunAmerica

Mr. Campion joined SunAmerica in February 2012, and is Senior Portfolio Manager. Prior to joining SunAmerica, he held investment-related positions at PineBridge Investments, LLC and AIG Investments where he was part of the asset allocation team. While there, he was also responsible for management and trading of a wide variety of index funds, including domestic and international equities, and fixed-income securities. His investment experience dates from 1996.

Strategic Bond Fund. Investment decisions for the Strategic Bond Fund are made by a team of PineBridge portfolio managers led by Robert Vanden Assem, and including John Yovanovic and Anthony King.

Robert Vanden Assem, CFA

Lead Portfolio Manager, Managing Director, Head of Developed Markets and Investment Grade Fixed Income

Mr. Vanden Assem joined PineBridge’s predecessor company in 2001. He is currently the head of the Investment Grade Fixed Income group and responsible for the management of high grade institutional and retail fixed income portfolios. Previously, Mr. Vanden Assem worked at Morgan Stanley Dean Witter Advisors as a Portfolio Manager for the MSDW Strategist and Variable Strategist mutual funds, in addition to other institutional and individual fixed income assets. He also managed institutional and individual monies exclusively, at Dean Witter InterCapital, the precursor to MSDW Advisors. He received a BS in Accounting from Fairleigh Dickinson University and an MBA in Finance from New York University. Mr. Vanden Assem is a CFA charterholder.

John Yovanovic, CFA

Co-Portfolio Manager, Managing Director, Head of High Yield Portfolio Management

Mr. Yovanovic joined PineBridge’s predecessor company with the acquisition of American General Investment Management by AIG in 2001. He became Portfolio Manager of High Yield for the firm in 2005 and was named Head of High Yield Portfolio Management in 2007. Previously, he was a senior high yield trader and research analyst. While in investment research, he served as the energy/utilities group head. Prior to joining PineBridge, Mr. Yovanovic was a Senior Research Analyst and Trader at Mentor Investment Advisors, a division of Wachovia Corporation. Mr. Yovanovic started his career in equity research at Van Kampen Funds, where he subsequently moved into high yield trading and research. Mr. Yovanovic received a BBA from the University of Houston in 1991 and is a CFA Charterholder.

Anthony King

Co-Portfolio Manager, Managing Director, Global Fixed Income

Mr. King joined PineBridge’s predecessor company in 2000. He is a Managing Director, responsible for interest rate, currency and credit risk on both multi-currency and single currency bond portfolios. During his tenure at the firm, Mr. King has been in charge of initiating both Euro and Global Aggregate Bond products, both of which combine interest rate, currency and credit risk within a portfolio to provide a broad selection of alpha opportunities. Mr. King’s financial industry experience began in 1989 at J.P. Morgan Investment Management, where he was responsible for managing both single and multi-currency bond portfolios on behalf of pension funds and private clients. In his 11-year tenure with J.P. Morgan, Mr. King undertook positions in capital markets research, fixed income trading and portfolio management where he focused on risk management techniques, the use of derivatives and macro economic analysis. Mr. King received a BSc (Honors) in Geography and Statistics from the University of Southampton. He holds the Investment Management Certificate. Mr. King is also registered as a holder of the Commodity Futures Trading Commission Series 3 qualification.

Dana Burns

Co-Portfolio Manager, Managing Director, Investment Grade Fixed Income

Mr. Burns joined the firm in 2007. He is currently a senior portfolio manager within the Investment Grade Credit Group and is responsible for the management of high grade institutional and retail fixed income portfolios. Mr. Burns’ primary focus at the firm is the management of investment grade total return portfolios and high quality insurance company assets. Prior to joining the firm, Mr. Burns was Vice President and co-manager of the Fixed Income Separately Managed Account Group at Morgan Stanley. Additionally, Mr. Burns managed assets for high net-worth individuals through Morgan Stanley’s Private Wealth Management Group. Mr. Burns’ investment industry experience began in 1997. Mr. Burns received a B.S. in Business Administration from the University of Richmond and an M.B.A from New York University.

The Statement of Additional Information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts under management and ownership of the Funds’ securities.

Distributor. ACS distributes each Fund’s shares. The Distributor, a SunAmerica affiliate, receives the initial and deferred sales charges, all or a portion of which may be re-allowed to other broker-dealers. In addition, the Distributor receives fees under each Fund’s Class A, and Class C 12b-1 Plans and under the Strategic C Bond Fund’s Class B 12b-1 Plan.

30

The Distributor, at its expense, may from time to time provide additional compensation to broker-dealers (including in some instances, affiliates of the Distributor) in connection with sales of shares of a Fund. This compensation may include: (i) full re-allowance of the front-end sales charge on Class A shares; (ii) additional compensation with respect to the sale of Class A, Class B or Class C shares; or (iii) financial assistance to broker-dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more of the SunAmerica funds, and/or other broker-dealer sponsored special events. In some instances, this compensation will be made available only to certain broker-dealers whose representatives have sold a significant number of shares of the Fund. Compensation may also include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature. Compensation may also include various forms of non-cash compensation offered through permissible sales contracts or otherwise broker-dealers may not use sales of the Fund’s shares to qualify for this compensation to the extent receipt of such compensation may be prohibited by applicable law or the rules of any self-regulatory agency, such as the Financial Industry Regulatory Authority. Dealers who receive bonuses or other incentives may be deemed to be underwriters under the Securities Act of 1933, as amended.

In certain instances, SunAmerica or its affiliates may pay distribution-related expenses, including providing the additional compensation to broker-dealers or other Financial Intermediaries who sell Fund shares. In addition, SunAmerica, the Distributor or their affiliates (including the Servicing Agent) may make substantial payments to broker-dealers or other Financial Intermediaries and service providers, including affiliates of SunAmerica for distribution and/or shareholder servicing activities. Some of these distribution-related payments may be made to dealers or Financial Intermediaries for marketing, promotional, administrative and/or recordkeeping services that may promote sales of fund shares; these payments are often referred to as “revenue sharing.” Such payments may be based on various factors, including levels of assets and/or sales (based on gross or net sales or some other criteria) of one or more funds managed and/or administered by SunAmerica. In some circumstances, those types of payments may relate to one or more funds’ inclusion on a Financial Intermediary’s preferred list of funds offered to its clients or may create an incentive for a broker-dealer or other financial intermediary or its representatives to recommend or offer shares of the Funds to its customers over other funds that do not have sponsors making similar payments. You should ask your broker-dealer or financial intermediary for more details about any such payments it receives.

Payments by SunAmerica are out of its own resources, including the profits from its advisory fees. Payments by the Distributor may be out of its own resources or fees it receives under the Funds’ Class A, Class B and Class C 12b-1 Plans. Payments by other affiliates are out of their own resources.

Servicing Agent. SunAmerica Fund Services, Inc. (“SAFS” or the “Servicing Agent”) assists the Funds’ transfer agent in providing shareholder services. The Servicing Agent, a SunAmerica affiliate, is paid a monthly fee by each Fund for its services at the annual rate of 0.22% of average daily net assets of Class A, Class B, Class C and Class W.

31

Financial Highlights

The Financial Highlights table for each Fund is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). Because Class W shares are new, and financial highlights information for Class W shares is not yet available, the financial highlights information shown below is for Class A, B and C shares. This information (except the information for the six months ended September 30, 2014) has been audited by Pricewaterhouse Coopers LLP, whose report, along with each Fund’s financial statements, is incorporated by reference in the SAI, which is available upon request. The information in the financial highlights for the six months ended September 30, 2014 is unaudited.

U.S. GOVERNMENT SECURITIES FUND

Period Ended	Net Asset Value, beginning of period	Net invest- ment income(1)	Net gain (loss) on investments (both realized and unrealized)	Total from invest- ment operations	Dividends from net invest- ment income	Distri- butions from net realized gains on investments	Total distri- butions	Net Asset Value, end of period	Total Return(2)		Net Assets, end of period (000’s)	Ratio of expenses to average net assets(3)		Ratio of net investment income to average net assets(3)		Portfolio turnover
	Class A
03/31/10	$10.02	$0.21	$(0.28)	$(0.07)	$(0.21)	$(0.19)	$(0.40)	$9.55	(0.75	)%(4)	$159,028	0.99%		2.17%		472%
03/31/11	9.55	0.17	0.13	0.30	(0.18)	(0.16)	(0.34)	9.51	3.12		143,978	0.99		1.77		254
03/31/12	9.51	0.17	0.62	0.79	(0.22)	(0.02)	(0.24)	10.06	8.34	(5)	118,434	0.99		1.73		152
03/31/13	10.06	0.14	0.05	0.19	(0.21)	(0.13)	(0.34)	9.91	1.84		121,807	0.99		1.40		89
03/31/14	9.91	0.14	(0.45)	(0.31)	(0.17)	—	(0.17)	9.43	(3.11)		106,747	0.99		1.42		122
09/30/14†	9.43	0.07	0.14	0.21	(0.08)	—	(0.08)	9.56	2.22		99,171	0.99	(6)	1.50	(6)	23
	Class B
03/31/10	$10.02	$0.16	$(0.29)	$(0.13)	$(0.14)	$(0.19)	$(0.33)	$9.56	(1.29	)%(4)	$8,578	1.64%		1.59%		472%
03/31/11	9.56	0.11	0.11	0.22	(0.11)	(0.16)	(0.27)	9.51	2.35		5,710	1.64		1.10		254
03/31/12	9.51	0.11	0.62	0.73	(0.15)	(0.02)	(0.17)	10.07	7.74	(5)	4,758	1.64		1.09		152
03/31/13	10.07	0.08	0.04	0.12	(0.14)	(0.13)	(0.27)	9.92	1.18		4,701	1.64		0.75		89
03/31/14	9.92	0.07	(0.45)	(0.38)	(0.11)	—	(0.11)	9.43	(3.84)		3,508	1.64		0.77		122
09/30/14†	9.43	0.04	0.15	0.19	(0.05)	—	(0.05)	9.57	1.99		2,968	1.64	(6)	0.84	(6)	23
	Class C
03/31/10	$10.01	$0.15	$(0.28)	$(0.13)	$(0.14)	$(0.19)	$(0.33)	$9.55	(1.30	)%(4)	$14,894	1.64%		1.55%		472%
03/31/11	9.55	0.11	0.11	0.22	(0.11)	(0.16)	(0.27)	9.50	2.35		13,161	1.64		1.12		254
03/31/12	9.50	0.11	0.61	0.72	(0.15)	(0.02)	(0.17)	10.05	7.64	(5)	14,673	1.64		1.08		152
03/31/13	10.05	0.08	0.05	0.13	(0.14)	(0.13)	(0.27)	9.91	1.28		12,226	1.64		0.76		89
03/31/14	9.91	0.08	(0.46)	(0.38)	(0.11)	—	(0.11)	9.42	(3.84)		7,295	1.64		0.77		122
09/30/14†	9.42	0.04	0.15	0.19	(0.05)	—	(0.05)	9.56	1.99		7,700	1.64	(6)	0.85	(6)	23

†	Unaudited
(1)	Calculated based upon average shares outstanding.
(2)	Total return is not annualized and does not reflect sales load, but does include expense reimbursements.
(3)	Net of the following expense reimbursements, if applicable (based on average net assets):

	03/31/10	03/31/11	03/31/12	03/31/13	03/31/14	09/30/14†(6)
U.S. Government Securities Fund Class A	0.38%	0.37%	0.39%	0.40%	0.40%	0.37%
U.S. Government Securities Fund Class B	0.50	0.53	0.60	0.59	0.73	0.85
U.S. Government Securities Fund Class C	0.44	0.44	0.46	0.45	0.57	0.62

(4)	The Fund’s performance figure was increased by less than 0.01% from reimbursements for losses realized from a violation of an investment restriction.
(5)	The Fund’s performance figure was increased by less than 0.01% from gains on the disposal of investments in violation of investment restrictions.
(6)	Annualized

32

STRATEGIC BOND FUND

Period Ended	Net Asset Value, beginning of period	Net invest- ment income(1)	Net gain (loss) on investments (both realized and unrealized)	Total from invest- ment operations	Dividends from net invest- ment income	Distri- butions from net realized gains on investments	Total distri- butions	Net Asset Value, end of period	Total Return(2)	Net Assets, end of period (000’s)	Ratio of expense to average net assets		Ratio of net investment income to average net assets		Portfolio turnover
	Class A
03/31/10	$2.73	$0.19	$0.62	$0.81	$(0.21)	$—	$(0.21)	$3.33	30.31%	$287,960	1.29%		6.13%		157%
03/31/11	3.33	0.19	0.15	0.34	(0.21)	—	(0.21)	3.46	10.45	255,546	1.31		5.50		152
03/31/12	3.46	0.16	0.02	0.18	(0.19)	—	(0.19)	3.45	5.30	299,325	1.31		4.72		144
03/31/13	3.45	0.13	0.16	0.29	(0.14)	—	(0.14)	3.60	8.64	336,759	1.30		3.70		166
03/31/14	3.60	0.14	(0.06)	0.08	(0.15)	—	(0.15)	3.53	2.34	255,821	1.31		4.01		158
09/30/14†	3.53	0.07	(0.02)	0.05	(0.07)	—	(0.07)	3.51	1.38	255,362	1.28	(3)	3.65	(3)	70
	Class B
03/31/10	$2.73	$0.17	$0.61	$0.78	$(0.19)	$—	$(0.19)	$3.32	29.05%	$50,125	1.97%		5.44%		157%
03/31/11	3.32	0.16	0.17	0.33	(0.19)	—	(0.19)	3.46	10.04	52,171	1.98		4.83		152
03/31/12	3.46	0.14	0.01	0.15	(0.16)	—	(0.16)	3.45	4.60	52,000	1.98		4.07		144
03/31/13	3.45	0.11	0.15	0.26	(0.12)	—	(0.12)	3.59	7.62	56,776	1.97		3.02		166
03/31/14	3.59	0.12	(0.05)	0.07	(0.13)	—	(0.13)	3.53	1.95	46,462	1.97		3.35		158
09/30/14†	3.53	0.05	(0.01)	0.04	(0.06)	—	(0.06)	3.51	1.04	43,022	1.95	(3)	2.98	(3)	70
	Class C
03/31/10	$2.74	$0.17	$0.62	$0.79	$(0.19)	$—	$(0.19)	$3.34	29.39%	$256,239	1.94%		5.48%		157%
03/31/11	3.34	0.17	0.16	0.33	(0.19)	—	(0.19)	3.48	10.04	250,040	1.96		4.85		152
03/31/12	3.48	0.14	0.02	0.16	(0.17)	—	(0.17)	3.47	4.63	251,425	1.96		4.09		144
03/31/13	3.47	0.11	0.15	0.26	(0.12)	—	(0.12)	3.61	7.62	270,965	1.94		3.05		166
03/31/14	3.61	0.12	(0.06)	0.06	(0.13)	—	(0.13)	3.54	1.69	197,904	1.96		3.37		158
09/30/14†	3.54	0.05	(0.01)	0.04	(0.06)	—	(0.06)	3.52	1.06	191,021	1.93	(3)	3.01	(3)	70

†	Unaudited
(1)	Calculated based upon average shares outstanding.
(2)	Total return is not annualized and does not reflect sales load, but does include expense reimbursements.
(3)	Annualized

33

For More Information

The following documents contain more information about the Funds and are available free of charge upon request:

Annual and Semi-annual Reports.    Additional information about the Funds is contained in the financial statements and portfolio holdings in the Funds’ Annual and Semi-annual Reports. In the Funds’ Annual Report, you will find a discussion of the investment operations and the factors that significantly affected the Funds’ performance during their last fiscal year.

Statement of Additional Information (SAI).    The SAI contains additional information about the Funds’ policies, investment restrictions and business structure. This Prospectus incorporates the SAI by reference, which means it is legally part of this Prospectus.

You may obtain copies of these documents or ask questions about the Funds by contacting: SunAmerica Fund Services, Inc. at 800-858-8850, by visiting our website at www.safunds.com, or by calling your broker or financial adviser.

View your account online!

Visit our website at www.safunds.com and register in order to:

•	View your account and portfolio balance(s)

•	View the transaction history of your account(s)

•	See the net asset value of the Fund(s) you own

•	Perform financial transactions (some limitations apply)

•	Update account information (some limitations apply)

•	Access year-to-date tax summary information

•	View the dealer information on your account(s)

For Broker/Dealers: You can view your clients’ account information online by visiting our website at www.safunds.com and clicking on the “Financial Advisors” link and following the registration prompt which will bring you to the Advisor Center where you will need to click on the DST Vision link. Please call 800-858-8850, x6003 for registration assistance, if needed.

View your shareholder reports online!

Enroll for electronic delivery of Prospectuses and Annual Reports by visiting our website at www.safunds.com and clicking on the “Go Paperless!” icon to register. Why Go Paperless?

•	Immediate receipt of important Fund information

•	Elimination of bulky documents from personal files

•	Reduction of the Funds’ printing and mailing costs

Once enrolled, paper copies of these documents will be replaced with an e-mail notification that they are available on the Internet. You can even notify us online if your e-mail address changes. You may cancel your enrollment at any time. Please note that the e-mail address you provide will be kept confidential and will only be used for purposes related to the Funds. All personal information is encrypted and is completely secure.

Information about the Funds (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. Call 202-551-8090 for information on the operation of the Public Reference Room. Information about the Funds is also available on the EDGAR Database on the Securities and Exchange Commission’s website at http://www.sec.gov and copies may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-1520.

You should rely only on the information contained in this Prospectus. No one is authorized to provide you with any different information.

DISTRIBUTOR: AIG Capital Services, Inc. INVESTMENT COMPANY ACT File No. 811-4708

Go Paperless!!

Did you know that you have the option to

receive your shareholder reports online?

By choosing this convenient service, you will no longer receive paper copies of Fund documents such as annual reports, semi-annual reports, prospectuses and proxy statements in the mail. Instead, you are provided with quick and easy access to this information via the Internet.

Why Choose Electronic Delivery?

It’s Quick — Fund documents will be received faster than via traditional mail.

It’s Convenient — Elimination of bulky documents from personal files.

It’s Cost Effective — Reduction of your Fund’s printing and mailing costs.

To sign up for electronic delivery, follow

these simple steps:

1	Go to www.safunds.com

2	Click on the link to “Go Paperless!!”

The email address you provide will be kept strictly confidential. Once your enrollment has been processed, you will begin receiving email notifications when anything you receive electronically is available online.

You can return to www.safunds.com at any time to change your email address, edit your preferences or to cancel this service if you choose to resume physical delivery of your Fund documents.

Please note - this option is only available to accounts opened through the Funds.

Distributed by AIG Capital Services, Inc.

Investors should carefully consider a Fund’s investment objectives, risks, charges and expenses before investing. The prospectus, containing this and other important information, can be obtained from your financial adviser, the SunAmerica Sales Desk at 800-858-8850, ext. 6003, or at www.safunds.com. Read the prospectus carefully before investing.

           www.safunds.com

S5118IF - 7/14

For information on receiving this report online, see inside back cover.

SUNAMERICA INCOME FUNDS

Statement of Additional Information

October 1, 2014

(as amended January 28, 2015)

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SunAmerica Income Funds (the “Trust”) is a mutual fund consisting of three different investment funds: SunAmerica U.S. Government Securities Fund (“U.S. Government Securities Fund”), SunAmerica Strategic Bond Fund (“Strategic Bond Fund”) and SunAmerica Flexible Credit Fund (“Flexible Credit Fund”) (each, a “Fund” and collectively, the “Funds”). Each Fund has a distinct investment objective and strategies.

This Statement of Additional Information (“SAI”) is not a Prospectus, but should be read in conjunction with the Trust’s Prospectus with respect to the Flexible Credit Fund, dated October 1, 2014, and the Trust’s Prospectus with respect to the U.S. Government Securities Fund and the Strategic Bond Fund, dated January 28, 2015. The SAI expands upon and supplements the information contained in the current Prospectuses of the Trust. The Prospectuses are incorporated by reference into this SAI and this SAI is incorporated by reference into each Prospectus. The Trust’s audited financial statements from the Trust’s annual report to shareholders for the fiscal year ended March 31, 2014 relating to the Funds and the Trust’s unaudited financial statements from the Trust’s semi-annual report to shareholders for the six months ended September 30, 2014 relating to the U.S. Government Securities Fund and the Strategic Bond Fund have been incorporated by reference into this SAI. You may request a copy of the Prospectus or the annual or semi-annual report(s) at no charge by calling 800-858-8850. Capitalized terms used herein but not defined have the meanings assigned to them in each Prospectus.

Class	SunAmerica U.S. Government Securities Fund Ticker Symbols	SunAmerica Strategic Bond Fund Ticker Symbols	SunAmerica Flexible Credit Fund Ticker Symbols
Class A Shares	SGTAX	SDIAX	SHNAX
Class B Shares	—	SDIBX	—
Class C Shares	NASBX	NAICX	SHNCX
Class W Shares	—	SDIWX	SHNWX

HISTORY OF THE TRUST

The Trust, organized in Massachusetts as a business trust in 1986, is an open-end management investment company. All of the Funds are diversified within the meaning of the Investment Company Act of 1940 (the “1940 Act”).

The Trust consists of three Funds; each offers Class A, Class B and Class C shares, and the Flexible Credit Fund and the Strategic Bond Fund also offer Class W shares. Class C shares of Flexible Credit Fund commenced offering March 6, 1997, and were redesignated Class II shares on December 1, 1998. Class II shares of the U.S. Government Securities Fund, SunAmerica GNMA Fund and Strategic Bond Fund commenced offering on June 1, 1999. On February 23, 2004, Class II shares of each Fund were redesignated Class C shares.

On August 22, 2001, the Board of Trustees of the Trust (the “Board”) approved the creation of the Core Bond Fund. The Core Bond Fund was the survivor of a reorganization with the Core Bond Fund of North American Funds (the “Prior Core Bond Fund”). The offering of such Fund’s Class A, B, II, I and Z shares commenced on November 16, 2001. On November 16, 2001, two other Funds also engaged in reorganizations. The High Income Fund reorganized with the High Yield Bond Fund of North American Funds (the “Prior High Yield Bond Fund”) and changed its name to High Yield Bond Fund. The Diversified Bond Fund reorganized with the Strategic Bond Fund of North American Funds (the “Prior Strategic Bond Fund”) and changed its name to Strategic Bond Fund. For accounting purposes, each of the Prior High Yield Bond Fund and Prior Strategic Bond Fund is considered the survivor of the respective reorganization. This means that the High Yield Bond Fund and Strategic Bond Fund, from and after November 16, 2001, adopted the financial statements and performance record of the Prior High Yield Bond Fund and Prior Strategic Bond Fund, respectively.

On November 16, 2001 Class I shares for the GNMA Fund commenced offering. On March 19, 2002, Class X shares of the GNMA Fund commenced offering.

On September 24, 2004, Strategic Bond Fund Class I shares were no longer offered. On July 11, 2005, GNMA Fund Class X shares were no longer offered. On December 27, 2005, High Yield Bond Fund’s Class Z shares were no longer offered.

On February 21, 2006, the Board approved the liquidation of the Core Bond Fund. On May 31, 2006 the Core Bond Fund was liquidated.

On August 23, 2011, the Board approved the liquidation of the SunAmerica Tax Exempt Insured Fund. On September 23, 2011 the Tax Exempt Insured Fund was liquidated.

On June 3, 2014, the Board approved a change in the name of the SunAmerica High Yield Bond Fund to the SunAmerica Flexible Credit Fund, along with certain changes to the Fund’s principal investment strategy and techniques, effective October 1, 2014.

On June 3, 2014, the Board approved the reorganization of the SunAmerica GNMA Fund into the U.S. Government Securities Fund. The reorganization was approved by shareholders of the SunAmerica GNMA Fund on October 16, 2014, and became effective November 10, 2014.

On December 2, 2014, U.S. Government Securities Fund and Flexible Credit Fund Class B shares were no longer offered. On January 27, 2015, all outstanding Class B shares of the U.S. Government Securities Fund and the Flexible Credit Fund were converted to Class A shares of each Fund.

On January 28, 2015, Class W shares of the Strategic Bond Fund commenced offering.

INVESTMENT OBJECTIVES AND POLICIES

For a description of the objective, or “goal,” of each Fund, see “More Information About the Funds” in the Prospectus. The following information is provided for those investors wishing to have more comprehensive information than that contained in the Prospectus. Certain Funds have an 80% investment requirement because of the type of investment suggested by their names as described in the Prospectus. The investment goal of the U.S. Government Securities Fund may not be changed without shareholder approval. Otherwise, each Fund’s investment goal, principal investment strategy and principal investment techniques may be changed without shareholder approval. You will receive at least 60 days’ notice of any change to the 80% investment policies of the U.S. Government Securities Fund, Strategic Bond Fund and Flexible Credit Fund. Unless otherwise specified, each Fund may invest in the following securities, or make use of the following investment techniques, but is not obligated to do so. The stated percentage limitations are applied to an investment at the time of purchase unless indicated otherwise.

When the SAI refers to the “Adviser,” it means SunAmerica Asset Management, LLC (“SunAmerica”) or the subadviser to a Fund, as applicable.

Catastrophe Bonds. The Strategic Bond Fund may invest in “catastrophe bonds.” Catastrophe bonds are fixed-income securities, for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” catastrophic event, such as a hurricane or an earthquake. They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or offshore entities. If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Fund investing in the bond may lose a portion, or all, of its principal invested in the bond. If no trigger event occurs, the Fund will recover its principal plus interest. For some catastrophe bonds, the trigger event or losses may be based on companywide losses, index-fund losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the catastrophe bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. In addition to the specified trigger events, catastrophe bonds may also expose the Fund to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations, and adverse tax consequences.

Catastrophe bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these securities will develop. See “Illiquid and Restricted Securities” below. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that the Fund may be forced to liquidate positions when it would not be advantageous to do so. Catastrophe bonds are typically rated, and the Fund will only invest in catastrophe bonds that meet the credit quality requirements for the Fund.

Corporate Debt Securities. The Flexible Credit Fund may invest in corporate debt securities. Corporate debt securities are long- and short-term fixed income securities typically issued by businesses to finance their operations. Corporate debt securities are issued by public or private companies, as distinct from debt securities issued by a government or its agencies. The issuer of a corporate debt security often has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal periodically or on a specified maturity date. Corporate debt securities typically have four distinguishing features: (1) they are taxable; (2) they have a par value of $1,000; (3) they have a term maturity, which means they come due at a specified time period; and (4) many are traded on major securities exchanges. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their interest rates, maturity dates and secured or unsecured status. Commercial paper has the shortest term and usually is unsecured, as are debentures. The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. The category also includes bank loans, as well as assignments, participations and other interests in bank loans. Corporate debt securities may be rated investment grade or below investment grade and may be structured as fixed-, variable or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. They may also be senior or subordinated obligations.

U.S. Government Securities. Each Fund may invest in U.S. Treasury securities, including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. government and, as such, are backed by the “full faith and credit” of the U.S. government. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances. Each Fund may also invest in securities issued by agencies or instrumentalities of the U.S. government. These obligations, including those guaranteed by federal agencies or instrumentalities, may or may not be backed by the “full faith and credit” of the U.S. government. All of the foregoing are referred to collectively as “U.S. government securities.” Securities issued or guaranteed by agencies or instrumentalities are supported by: (i) the full faith and credit of the U.S., such as obligations of the Government National Mortgage Association (“GNMA”), the Farmers Home Administration (“FMHA”) or the Export-Import Bank; and/or (ii) the limited authority of the issuer to borrow from the U.S. Treasury, such as obligations of the Student Loan Marketing Association, the Federal Home Loan Mortgage Corporation (“FHLMC”), or the Tennessee Valley Authority; and/or (iii) the authority of the U.S. government to purchase certain obligations of the issuer, such as obligations of the Federal National Mortgage Association (“FNMA”), the Federal Farm Credit System or the Federal Home Loan Bank. No assurance can be given that the U.S. government will provide financial support to its agencies and instrumentalities as described in (ii) and (iii) above, other than as set forth, since it is not obligated to do so by law. In the case of securities not backed by the full faith and credit of the U.S., a Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the U.S. if the agency or instrumentality does not meet its commitments. U.S. government securities include certain mortgage-backed securities, as described below under “Mortgage-Backed Securities.”

In September 2008, FNMA and FHLMC were placed into conservatorship by their regulator, the Federal Housing Finance Agency. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by FNMA and FHLMC.

Although the U.S. government has provided financial support to FNMA and FHLMC, there can be no assurance that it will support these or other government-sponsored enterprises in the future.

Mortgage-Backed Securities. Each Fund may invest in mortgage-backed securities. These securities represent participation interests in pools of residential mortgage loans made by lenders such as commercial banks, savings and loan institutions, mortgage bankers and others, which may or may not be guaranteed by agencies or instrumentalities of the U.S. government.

Mortgage-backed securities differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semiannually) with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment, which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by prepayments resulting from the sale of the underlying residential property, refinancing or foreclosure (net of fees or costs that may be incurred). In addition, prepayment of principal on mortgage-backed securities, which often occurs when interest rates decline, can significantly change the realized yield of these securities. Some mortgage-backed securities are described as “modified pass-through.” These securities entitle the holders to receive all interest and principal payments owed on the mortgages in the pool, net of certain fees, regardless of whether or not the mortgagors actually make the payments.

The yield on mortgage-backed securities is based on the average expected life of the underlying pool of mortgage loans. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life of a particular issue of pass-through certificates. Mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying mortgage obligations. Thus, the actual life of any particular pool will be shortened by any unscheduled or early payments of principal and interest. Principal prepayments generally result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to predict accurately the average life of a particular pool. Yield on such pools is usually computed by using the historical record of prepayments for that pool, or, in the case of newly-issued mortgages, the prepayment history of similar pools. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by a Fund to differ from the yield calculated on the basis of the expected average life of the pool.

Prepayments tend to increase during periods of declining interest rates and will most likely decrease during periods of rising interest rates. When prevailing interest rates rise, the value of a pass-through security may decrease as does the value of other debt securities, but, when prevailing interest rates decline, the value of a pass-through security is not likely to rise on a comparable basis with other debt securities because of the prepayment feature of pass-through securities. The reinvestment of scheduled principal payments and unscheduled prepayments that a Fund receives may occur at higher or lower rates than the original investment, thus affecting the yield of the Fund. Monthly interest payments received by a Fund have a compounding effect which may increase the yield to shareholders more than debt obligations that pay interest semi-annually. Because of those factors, mortgage-backed securities may be less effective than U.S. Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Accelerated prepayments adversely affect yields for pass-through securities purchased at a premium (i.e., at a price in excess of the principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-through securities purchased at a discount. Each Fund may purchase mortgage-backed securities at a premium or at a discount.

The following is a description of GNMA, FHLMC and FNMA certificates, the most widely available mortgage-backed securities:

GNMA Certificates. GNMA Certificates are mortgage-backed securities that evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that each Fund may purchase are the modified pass-through type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the issuer and GNMA, regardless of whether or not the mortgagor actually makes the payment.

GNMA guarantees the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration (“FHA”) or the FMHA, or guaranteed by the Veteran’s Administration (“VA”). The GNMA guarantee is authorized by the National Housing Act and is backed by the full faith and credit of the U.S government. The GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

The average life of a GNMA certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosure will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that a Fund has purchased the certificates at a premium in the secondary market. As prepayment rates of the individual mortgage pools vary widely, it is not possible to predict accurately the average life of a particular issue of GNMA Certificates.

The coupon rate of interest of GNMA Certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the GNMA Certificates by the amount of the fees paid to GNMA and the issuer. The coupon rate by itself, however, does not indicate the yield which will be earned on GNMA Certificates. First, GNMA Certificates may trade in the secondary market at a premium or discount. Second, interest is earned monthly, rather than semiannually as with traditional bonds; monthly compounding raises the effective yield earned. Finally, the actual yield of a GNMA certificate is influenced by the prepayment experience of the mortgage pool underlying it. For example, if the higher-yielding mortgages from the pool are prepaid, the yield on the remaining pool will be reduced.

FHLMC Certificates. FHLMC issues two types of mortgage pass-through securities: mortgage participation certificates (“PCs”) and guaranteed mortgage certificates (“GMCs”) (collectively, “FHLMC Certificates”). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. Like GNMA Certificates, PCs are assumed to be prepaid fully in their twelfth year. The FHLMC guarantees timely monthly payment of interest (and, under certain circumstances, principal) of PCs and the ultimate payment of principal.

GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semiannually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years. The FHLMC guarantee is not backed by the full faith and credit of the U.S. government.

FNMA Certificates. FNMA issues guaranteed mortgage pass-through certificates (“FNMA Certificates”). FNMA Certificates represent a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates. The FNMA guarantee is not backed by the full faith and credit of the U.S. government. However, FNMA guarantees timely payment of interest on FNMA Certificates and the full return of principal.

Collateralized Mortgage Obligations. Another type of mortgage-backed security in which each Fund may invest is a collateralized mortgage obligation (“CMO”). CMOs are fully-collateralized bonds that are the general obligations of the issuer thereof (e.g., the U.S. government, a U.S. government instrumentality, or a private issuer). The U.S. Government Securities Fund will not invest in privately issued CMOs except to the extent that they are collateralized by securities of entities that are instrumentalities of the U.S. government. CMOs generally are secured by an assignment to a trustee (under the indenture pursuant to which the bonds are issued) of collateral consisting of a pool of mortgages. Payments with respect to the underlying mortgages generally are made to the trustee under the indenture. Payments of principal and interest on the underlying mortgages are not passed through to the holders of the CMOs as such (i.e., the character of payments of principal and interest is not passed through, and therefore payments to holders of CMOs attributable to interest paid and principal repaid on the underlying mortgages do not necessarily constitute income and return of capital, respectively, to such holders), but such payments are dedicated to payment of interest on and repayment of principal of the CMOs. CMOs often are issued in two or more classes with varying maturities and stated rates of interest. Because interest and principal payments on the underlying mortgages are not passed through to holders of CMOs, CMOs of varying maturities may be secured by the same pool of mortgages, the payments on which are used to pay interest on each class and to retire successive maturities in sequence. Unlike other mortgage-backed securities, CMOs are designed to be retired as the underlying mortgages are repaid. In the event of prepayment on such mortgages, the class of CMOs first to mature generally will be paid down. Therefore, although in most cases the issuer of CMOs will not supply additional collateral in the event of such prepayment, there will be sufficient collateral to secure CMOs that remain outstanding.

Certain CMOs may be deemed to be investment companies under the 1940 Act. Each Fund intends to conduct operations in a manner consistent with this view, and therefore generally may not invest more than 10% of its total assets in CMOs that are deemed to be investment companies without obtaining appropriate regulatory relief. In reliance on the Securities and Exchange Commission (“SEC”) staff interpretations, each Fund may invest in those CMOs and other mortgage-backed securities that are not by definition excluded from the provisions of the 1940 Act, but have obtained exemptive orders from the SEC from such provisions.

Stripped Mortgage-Backed Securities. The mortgage-backed securities in which each Fund may invest include stripped mortgage-backed securities. Unlike U.S. Treasury securities, which are stripped into separate securities for each interest and principal payment, mortgage securities are generally stripped into only two parts: a Principal Only (“PO”) strip representing all principal payments and an Interest Only (“IO”) strip representing all interest payments.

The feature that makes mortgage strips most useful in Fund management is their interest rate sensitivity. In principle, mortgage strips can be very useful hedging devices for a variety of investors and Fund managers. However, determining the degree of interest sensitivity of mortgage strips in different interest rate environments is extremely complicated.

The precise sensitivity of mortgage-backed securities and their associated stripped securities to interest rate changes depends on many factors. First, the prepayment effect makes the interest rate sensitivity of mortgage-backed securities different from the interest sensitivity of Treasury securities. Second, the prepayment effect makes the PO and IO mortgage-backed strips much more sensitive, on average, to interest rates than the underlying mortgage-backed security. Third, the prepayment effect is sometimes so strong that an IO mortgage-backed strip will rise in value when interest rates rise and fall in value when interest rates fall—precisely the opposite relationship from other fixed-income securities. This last feature of stripped mortgage-backed securities, the positive relationship between the value of some IO strips and interest rates, is particularly useful to investors who need to hedge a fund of other fixed-income securities.

In addition to the stripped mortgage securities described above, the Strategic Bond Fund may invest in similar securities such as Super POs and Leveraged IOs and IOettes. Except for increased volatility from POs and IOs, respectively, risks associated with instruments such as Super POs, Leveraged IOs and IOettes, are similar in nature to those risks related to investments in POs or IOs, as the case may be. The Strategic Bond Fund may also invest in other similar instruments developed in the future that are deemed consistent with the investment objective, policies and restrictions of the Fund.

Mortgage-Backed Security Rolls. The U.S. Government Securities Fund and the Strategic Bond Fund may enter into “forward roll” transactions with respect to mortgage-backed securities issued by GNMA, FNMA or FHLMC. In a forward roll transaction, the Fund will sell a mortgage-backed security to a U.S. government agency or financial institution and simultaneously agree to repurchase a similar security from the institution at a later date at an agreed-upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. Risks inherent in mortgage-backed security rolls include: (i) the risk of prepayment prior to maturity; (ii) the possibility that a Fund may not be entitled to receive interest and principal payments on the securities sold and that the proceeds of the sale may have to be invested in money market instruments (typically repurchase agreements) maturing not later than the expiration of the roll; and (iii) the risk that the market value of the securities sold by a Fund may decline below the price at which a Fund is obligated to purchase the securities. Upon entering into a mortgage-backed security rolls a Fund will be required to segregate cash or other liquid securities in an amount equal to its obligation under the roll.

Money Market Securities of Foreign Issuers. Foreign money market instruments utilized by the Funds will be limited to: (i) obligations of, or guaranteed by, a foreign government, its agencies or instrumentalities; (ii) certificates of deposit, bankers’ acceptances, short-term notes, negotiable time deposits and other obligations of the ten largest banks in each foreign country, measured in terms of net assets; and (iii) other short-term unsecured corporate obligations (usually 1 to 270 day commercial paper) of foreign companies. For temporary purposes or in light of adverse foreign political or economic conditions, the Funds may invest in short-term high quality foreign money market securities as described in the Prospectus.

Asset-Backed Securities. Each Fund except the Strategic Bond Fund may invest up to 15% of its net assets in asset-backed securities meeting such Fund’s credit quality restrictions. With respect to the Strategic Bond Fund, the Fund may invest in asset-backed securities without limitation. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties. Each Fund may also invest in privately issued asset-backed securities.

Asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors to make payments on underlying assets, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection; and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. The Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

Zero-Coupon Securities. The Funds may invest in zero-coupon securities issued by the U.S. Treasury and, in addition the Strategic Bond Fund and the Flexible Credit Fund may invest in zero-coupon securities issued by both domestic and foreign corporations. Investors earn a return on a zero-coupon security by purchasing the bond at a discount, that is, by paying less than the face value of the bond. Since there are no periodic interest payments to reinvest, there is no reinvestment risk. The yield of a zero-coupon held to maturity is the yield quoted when the bond is sold. Because a zero-coupon security pays no interest to its holder during its life or for a substantial period of time, it usually trades at a deep discount from its face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make current distributions of interest. Because the Funds accrue taxable income from these securities without receiving cash, the Funds may be required to sell Fund securities in order to pay a dividend depending upon the proportion of shareholders who elect to receive dividends in cash rather than reinvesting dividends in additional shares of the Funds. The Funds might also sell Fund securities to maintain Fund liquidity. In either case, cash distributed or held by the Funds and not reinvested will hinder the Funds in seeking a high level of current income.

Zero-Coupon U.S. Government Securities. Zero-coupon U.S. Government Securities are: (i) U.S. Treasury notes and bonds which have been stripped of their unmatured interest coupons and receipts; or (ii) certificates representing interest in such stripped debt obligations or coupons.

Corporate Zero-Coupon Securities. Corporate zero-coupon securities are: (i) notes or debentures that do not pay current interest and are issued at substantial discounts from par value, or (ii) notes or debentures that pay no current interest until a stated date one or more years into the future, after which the issuer is obligated to pay interest until maturity, usually at a higher rate than if interest were payable from the date of issuance and may also make interest payments in kind (e.g., with identical zero-coupon securities). Such corporate zero-coupon securities, in addition to the risks identified above, are subject to the risk of the issuer’s failure to pay interest and repay principal in accordance with the terms of the obligation. A Fund must accrue the discount or interest on high-yield bonds structured as zero-coupon securities as income even though it does not receive a corresponding cash interest payment until the security’s maturity or payment date. See “Foreign Securities” for a description of the risks involved in investments in foreign corporations.

Loan Participations and Assignments. The Strategic Bond Fund and the Flexible Credit Fund may invest in loans. A Fund’s investment in loans is expected to take the form of loan participations and assignments of portions of loans from third parties. Loan participation interests provide each such Fund an undivided interest in a loan made by the issuing financial institution in the proportion that the Fund’s participation interest bears to the total principal amount of the loan. The loan participations in which the Funds may invest will typically be participating interests in loans made by a syndicate of banks, represented by an agent bank that has negotiated and structured the loan, to corporate borrowers to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. No more than 5% of each Fund’s net assets can be invested in participation interests of the same issuing bank. Such loans may also have been made to governmental borrowers, especially governments of developing countries (LDC debt). The loans underlying such participations may be secured or unsecured, and each Fund may invest in loans collateralized by mortgages on real property or which have no collateral. The loan participations themselves may extend for the entire term of the loan or may extend only for short “strips” that correspond to a quarterly or monthly floating rate interest period on the underlying loan. Thus, a term of revolving credit that extends for several years may be subdivided into shorter periods.

A Fund that purchases a participation interest does not have any direct contractual relationship with the borrower. The Fund will rely on the lender who sold the participation interest not only for the enforcement of the Fund’s rights against the borrower but also for the receipt and processing of payments due under the loan. The Fund may not directly benefit from any collateral supporting the loan in which it purchased the participation interest. The Fund may be subject to delays, expenses, and risks that are greater than those that would be involved if the Fund could enforce its rights directly against the borrower. In the event of the insolvency of the lender selling a participation interest, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. Certain participation interests may be structured in a manner designed to avoid purchasers of participation interests being subject to the credit risk of the lender with respect to the participation; but even under such a structure, in the event of the lender’s insolvency, the lender’s servicing of the participation interest may be delayed and the assignability of the participation interest impaired.

Participation interests are primarily dependent upon the creditworthiness of the borrower for payment of interest and principal. Such borrowers may have difficulty making payments and may have senior securities rated as low as “C” by Moody’s Investors Service, Inc. (“Moody’s”) or “D” by Standard & Poor’s Rating Services (“S&P”). In the event the borrower fails to pay scheduled interest or principal payments, a Fund could experience a reduction in its income and might experience a decline in the net asset value of its shares. In the event of a failure by the financial institution to perform its obligation in connection with the participation agreement, the Fund might incur certain costs and delays in realizing payment or may suffer a loss of principal and/or interest.

In contrast to a participation interest, when a Fund purchases an assignment of a loan from a lender it will typically result in the Fund, as purchaser, succeeding to all rights and obligations under the loan agreement between the assigning lender and the borrower. Because assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. Loan assignments are often administered by a financial institution that acts as agent for the holders of the loan, and the Fund may be required to receive approval from the agent and/or borrower prior to the purchase of a loan. Because there is no liquid market for such securities, the Fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Fund’s ability to dispose of particular loan assignments when necessary to meet the Fund’s liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for loan assignments also may make it more difficult for the Fund to assign a value to these securities for purposes of valuing the Fund and calculating its net asset value.

Foreign Securities. The Funds (other than U.S. Government Securities Fund) may also invest in debt obligations (which may be denominated in U.S. dollars or in non-U.S. currencies) issued or guaranteed by foreign corporations, certain supranational entities and foreign governments (including political subdivisions having taxing authority) or their agencies and instrumentalities, and debt obligations issued by U.S. corporations which are either denominated in non-U.S. currencies or traded in the foreign markets (e.g., Eurobonds). The Funds may purchase securities issued by issuers in any country; provided that a Fund may not invest more than 25% of its respective total assets in the securities issued by entities domiciled in any one foreign country. There is no restriction as to the size of the issuer.

The percentage of the Fund’s total assets that will be allocated to foreign securities will vary depending on the relative yields of foreign and U.S. securities, the economies of foreign countries, the condition of such countries’ financial markets, the interest rate climate of such countries and the relationship of such countries’ currency to the U.S. dollar. These factors are judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status, and economic policies) as well as technical and political data.

The Adviser or a subadviser, as the case may be, may direct the investment of assets of the Funds in securities of foreign issuers in the form of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depository which has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Holders of unsponsored ADRs generally bear all the costs associated with establishing the unsponsored ADR. The depository of an unsponsored ADR is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored ADR voting rights with respect to the deposited securities or pool of securities. The Funds may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depository receipts in the United States can reduce costs and delays as well as potential currency exchange and other difficulties. The Funds may purchase securities in local markets and direct delivery of these ordinary shares to the local depository of an ADR agent bank in the foreign country. Simultaneously, the ADR agents create a certificate that settles at the Fund’s custodian in five days. The Funds may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly the information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. For purposes of a Fund’s investment policies, the Fund’s investments in these types of securities will be deemed to be investments in the underlying securities. Securities of foreign issuers that are represented by ADRs or that are listed on a U.S. securities exchange are not considered “foreign securities” for purposes of a Fund’s 25% limitation on investments in such securities.

The obligations of foreign governmental entities may or may not be supported by the full faith and credit of a foreign government. Obligations of supranational entities include those of international organizations designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. The governmental members, or “stockholders,” usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. Each supranational entity’s lending activities are limited to a percentage of its total capital (including “callable capital” contributed by members at the entity’s call), reserves and net income. There is no assurance that foreign governments will be able or willing to honor their commitments.

Investments in foreign securities, including securities of emerging market countries, present special additional investment risks and considerations not typically associated with investments in domestic securities, including reduction of income by foreign taxes; fluctuation in value of foreign Fund investments due to changes in currency rates and control regulations (e.g., currency blockage); transaction charges for currency exchange; lack of public information about foreign issuers; lack of uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers; less volume on foreign exchanges than on U.S. exchanges; greater volatility and less liquidity on foreign markets than in the U.S.; less regulation of foreign issuers, stock exchanges and brokers than in the U.S.; greater difficulties in commencing lawsuits; higher brokerage commission rates than in the U.S.; increased possibilities in some countries of expropriation, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; the imposition of foreign taxes on investment income derived from such countries; and differences (which may be favorable or unfavorable) between the U.S. economy and foreign economies. An emerging market country is one that the World Bank, the International Finance Corporation or the United Nations or its authorities has determined to have a low or middle-income economy. Historical experience indicates that the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors. The performance of investments in securities denominated in a foreign currency (“non-dollar securities”) will depend on, among other things, the strength of the foreign currency against the dollar and the interest rate environment in the country issuing the foreign currency. Absent other events that could otherwise affect the value of non-dollar securities (such as a change in the political climate or an issuer’s credit quality), appreciation in the value of the foreign currency generally can be expected to increase the value of a Fund’s non-dollar securities in terms of U.S. dollars. A rise in foreign interest rates or decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Fund’s non-dollar securities. Currencies are evaluated on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data.

Because certain Funds may purchase securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of each such Fund’s assets and income available for distribution. In addition, although a portion of each Fund’s investment income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars, and absorb the cost of currency fluctuations. Each Fund may engage in foreign currency exchange transactions for hedging purposes to protect against changes in future exchange rates. See “Hedging Strategies.” Costs will be incurred in connection with conversions between various currencies.

The values of foreign investments and the investment income derived from them may also be affected unfavorably by changes in currency exchange control regulations. Although the Funds will invest only in securities denominated in foreign currencies that at the time of investment do not have significant government-imposed restrictions on conversion into U.S. dollars, there can be no assurance against subsequent imposition of currency controls. In addition, the values of foreign securities will fluctuate in response to changes in U.S. and foreign interest rates.

Investments in foreign securities offer potential benefits not available from investments solely in securities of domestic issuers by offering the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in Fund value by taking advantage of foreign stock and bond markets that do not move in a manner parallel to U.S. markets. From time to time, U.S. government policies have discouraged certain investments abroad by U.S. investors, through taxation or other restrictions, and it is possible that such restrictions could be reimposed.

Because certain Funds may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when a Fund does not price its shares, the value of these Fund’s shares may change on days when a shareholder will not be able to purchase or redeem shares.

Eurodollar Instruments. If and to the extent authorized to do so, a Fund may make investments in Eurodollar instruments, which are typically dollar-denominated futures contracts or options on those contracts that are linked to the London Interbank Offered Rate (“LIBOR”) although foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of Funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in the LIBOR to which many interest rate swaps and fixed income instruments are linked.

Foreign Sovereign Debt Securities. Investing in foreign sovereign debt securities may expose a Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities, and those consequences are likely to be more pronounced in the case of developing and emerging countries. The ability and willingness of sovereign obligors in developing and emerging countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Countries such as those in which the Funds may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country’s cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government’s policy towards the International Monetary Fund, the World Bank and other international agencies.

The ability of a foreign sovereign obligor to make timely payments on its external debt obligations will also be strongly influenced by the obligor’s balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government’s implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend Funds, which may further impair the obligor’s ability or willingness to timely service its debts. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government’s international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

As a result of the foregoing, a governmental obligor may default on its obligations. If such an event occurs, a Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

Sovereign obligors in developing and emerging countries are among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds (defined below), and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which the Funds may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect a Fund’s holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants. For additional information about Brady Bonds, please refer to the discussion about Brady Bonds below.

The Funds’ investments in foreign sovereign debt securities may be in securities that are investment grade or below investment grade.

Europe — Recent Events. A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and without Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro, the common currency of the European Union, and/or withdraw from the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching. Whether or not a Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Fund’s investments.

Illiquid and Restricted Securities. Each Fund may invest in illiquid securities including repurchase agreements that have a maturity of longer than seven days, stripped mortgage securities, inverse floaters, interest-rate swaps, currency swaps, caps, floors and collars, or in other securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale subject to a non-fundamental restriction described below (see “Investment Restrictions”). Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (“Securities Act”), securities otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of Fund securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. There will generally be a lapse of time between a mutual fund’s decision to sell an unregistered security and the registration of such security promoting sale. Adverse market conditions could impede a public offering of such securities. When purchasing unregistered securities, each of the Funds will generally seek to obtain the right of registration at the expense of the issuer (except in the case of Rule 144A securities, discussed below).

A large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

For example, restricted securities that the Board of Trustees, or the Adviser pursuant to guidelines established by the Board of Trustees, has determined to be marketable, such as securities eligible for resale under Rule 144A promulgated under the Securities Act, or certain private placement of commercial paper issued in reliance on an exemption from the Securities Act pursuant to Section 4(a)(2) thereof, may be deemed to be liquid for purposes of this restriction. This investment practice could have the effect of increasing the level of illiquidity in a Fund to the extent that qualified institutional buyers (as defined in Rule 144A) become for a time uninterested in purchasing these restricted securities. In addition, a repurchase agreement that by its terms can be liquidated before its nominal fixed-term on seven days or less notice is regarded as a liquid instrument. The Adviser will monitor the liquidity of such restricted securities subject to the supervision of the Trustees. In reaching liquidity decisions the Adviser will consider, inter alia, pursuant to guidelines and procedures established by the Trustees, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (i.e., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). Subject to the applicable limitation on illiquid securities investments, a Fund may acquire securities issued by the U.S. government, its agencies or instrumentalities in a private placement. To the extent that, for a period of time, qualified institutional buyers cease purchasing such restricted securities pursuant to Rule 144A, the Fund’s investing in such securities may have the effect of increasing the level of illiquidity in the Fund’s portfolio during such period.

Commercial paper issues in which the Funds may invest, include securities issued by major corporations without registration under the Securities Act in reliance on the exemption from such registration afforded by Section 3(a)(3) thereof, and commercial paper issued in reliance on the so-called private placement exemption from registration which is afforded by Section 4(a)(2) of the Securities Act (“Section 4(a)(2) paper”). Section 4(a)(2) paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(a)(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(a)(2) paper, thus providing liquidity. Section 4(a)(2) paper that is issued by a company that files reports under the Securities Exchange Act of 1934 is generally eligible to be sold in reliance on the safe harbor of Rule 144A described above. A Fund’s 10% limitation on investments in illiquid securities includes Section 4(a)(2) paper other than Section 4(a)(2) paper that the Adviser has determined to be liquid pursuant to guidelines established by the Trustees. The Trustees delegated to the Adviser the function of making day-to-day determinations of liquidity with respect to Section 4(a)(2) paper, pursuant to guidelines approved by the Trustees that require the Adviser to take into account the same factors described above for other restricted securities and require the Adviser to perform the same monitoring and reporting functions.

The staff of the SEC has taken the position that purchased over-the-counter (“OTC”) options and the assets used as “cover” for written OTC options are illiquid. The assets used as cover for OTC options written by a Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure will be considered illiquid only to the extent that the maximum repurchase price under the option formula exceeds the intrinsic value of the option.

Real Estate Investment Trusts (“REITs”). The Strategic Bond Fund and the Flexible Credit Fund may invest in REITs. REITs are trusts that invest primarily in commercial real estate or real estate related loans. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Internal Revenue Code of 1986, as amended (the “Code”). A Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by a Fund.

Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs (especially mortgage REITs) are also subject to interest rate risks.

Investment Company Securities. The Funds may invest in the securities of other investment companies subject to the limitations set forth in the “Investment Restrictions” section of this SAI, although it is each Fund’s policy that it will not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on sections 12(d)(1)(F) or 12(d)(1)(G) under the 1940 Act. The Funds may also invest in exchange traded funds (“ETFs”). Most ETFs are investment companies and therefore, a Fund’s purchase of ETF shares generally is subject to the limitations on, and the risks of, the Fund’s investments in other investment companies. Each Fund will indirectly bear its proportionate share of any management fees and other expenses paid by an investment company in which it invests. The Funds will not invest in such investment companies unless, in the judgment of the Adviser, the potential benefits of such investments justify the payment of any associated fees and expenses.

Short-Term and Temporary Defensive Instruments. In addition to its primary investments, each Fund may also invest up to 20% of its total assets in money market instruments for liquidity purposes (to meet redemptions and expenses). For temporary defensive purposes, each Fund may invest up to 100% of its total assets in short-term fixed-income securities, including corporate debt obligations and money market instruments rated in one of the two highest categories by a nationally recognized statistical rating organization (or determined by the Adviser to be of equivalent quality). A description of securities ratings is contained in the Appendix to this SAI. Subject to the limitations described above, following are descriptions of the types of money market and short-term fixed-income securities in which each Fund may invest:

U.S. Government Securities. See the section entitled “U.S. Government Securities” on page 4.

Commercial Paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by entities in order to finance their current operations. Each Fund’s commercial paper investments may include variable amount master demand notes and floating rate or variable rate notes. Variable amount master demand notes and variable amount floating rate notes are obligations that permit the investment of fluctuating amounts by a Fund at varying rates of interest pursuant to direct arrangements between a Fund, as lender, and the borrower. Master demand notes permit daily fluctuations in the interest rates, while interest rates under variable amount floating rate notes fluctuate on a weekly basis. These notes permit daily changes in the amounts borrowed. A Fund has the right to increase the amount under these notes at any time, up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Because these types of notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that such instruments will be traded and there is no secondary market for these notes. Master demand notes are redeemable (and, thus, immediately repayable by the borrower) at face value, plus accrued interest, at any time. Variable amount floating rate notes are subject to next-day redemption, 14 days after the initial investment therein. With both types of notes, a Fund’s right to redeem depends on the ability of the borrower to pay principal and interest on demand. In connection with both types of note arrangements, a Fund considers earning power, cash flow and other liquidity ratios of the issuer. These notes, as such, are not typically rated by credit rating agencies. Unless they are so rated, a Fund may invest in them only if at the time of an investment the issuer has an outstanding issue of unsecured debt rated in one of the two highest categories by a nationally recognized statistical rating organization.

Certificates of Deposit and Bankers’ Acceptances. Certificates of deposit, including Eurodollar certificates of deposit issued by domestic or foreign banks located outside the U.S., are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.

Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by another bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most maturities are six months or less.

The Funds will generally open interest-bearing accounts only with, or purchase certificates of deposit or bankers’ acceptances only from, banks or savings and loan associations whose deposits are federally-insured and whose capital is at least $50 million.

Corporate Obligations. Corporate debt obligations (including master demand notes). For a further description of variable amount master demand notes, see the section entitled “Commercial Paper” above.

Repurchase Agreements. Each Fund may enter into repurchase agreements only involving securities in which it could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by the Adviser in order to generate income while providing liquidity. In such agreements, the seller agrees to repurchase a security from a Fund at a mutually agreed-upon time and price. The period of maturity is usually quite short, either overnight or a few days (and generally within seven days) although it may extend over a number of months. The repurchase price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time a Fund’s money is invested in the security. Whenever a Fund enters into a repurchase agreement, it obtains collateral having a market value at least equal to 102% of the repurchase price, including accrued interest. However, a Fund may collateralize the amount of such transaction at 100% if the collateral is cash. The instruments held as collateral are valued daily and if the value of the instruments declines, a Fund will require additional collateral. If the seller under the repurchase agreement defaults, the Fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. A Fund will not invest in repurchase agreements maturing in more than seven days if the aggregate of such investments along with other illiquid securities exceeds 10% with respect to the U.S. Government Securities Fund and 15% of the value of the assets with respect to the Strategic Bond Fund and Flexible Credit Fund of the value of its total assets. However, for temporary defensive purposes, there is no limit on the amount of a Fund’s net assets that may be subject to repurchase agreements having a maturity of seven days or less.

Reverse Repurchase Agreements. Each Fund may engage in reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. The Fund’s investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. The Funds will enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is expected to be greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. The Fund will segregate cash or liquid securities in an amount at least equal to 102% of its purchase obligations under these agreements (including accrued interest). In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s repurchase obligation, and the Fund’s use of proceeds of the agreement may effectively be restricted pending such decision. Reverse repurchase agreements are considered to be borrowings and are subject to the percentage limitations on borrowings. See “Investment Restrictions.”

Interest-Rate Swap Transactions. The Strategic Bond Fund and the Flexible Credit Fund may enter into either asset-based interest-rate swaps or liability-based interest-rate swaps, depending on whether it is hedging its assets or its liabilities. A Fund will usually enter into interest-rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Since these hedging transactions are entered into for good faith hedging purposes, the Adviser believes such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to the borrowing restrictions applicable to each Fund. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each interest-rate swap will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be segregated in a manner that satisfies the requirements of the 1940 Act. To the extent that a Fund enters into interest-rate swaps on other than a net basis, the amount segregated will be the full amount of the Fund’s obligations, if any, with respect to such interest-rate swaps, accrued on a daily basis. A Fund may pledge up to 5% of its net assets in connection with interest-rate swap transactions. A Fund will not enter into any interest-rate swaps unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into such transaction. If there is a default by the other party to such transaction, a Fund will have contractual remedies pursuant to the agreement related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid.

The use of interest-rate swaps is a highly speculative activity that involves investment techniques and risks different from those associated with ordinary Fund securities transactions. If incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of a Fund would diminish compared to what it would have been if this investment technique was never used.

A Fund may enter into interest-rate swaps only to hedge its portfolio. Interest-rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest-rate swaps is limited to the net amount of interest payments that a Fund is contractually obligated to make. If the other party to an interest-rate swap defaults, a Fund’s risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. Since interest-rate swaps are individually negotiated, a Fund expects to achieve an acceptable degree of correlation between its rights to receive interest on its Fund securities and its rights and obligations to receive and pay interest pursuant to interest-rate swaps.

Credit Default Swaps. The Strategic Bond Fund and the Flexible Credit Fund may invest in credit default swaps. A credit default swap is an agreement between two parties: a buyer of credit protection and a seller of credit protection. The buyer in a credit default swap agreement is obligated to pay the seller a periodic stream of payments over the term of the swap agreement. If no default or other designated credit event occurs, the seller of credit protection will have received a fixed rate of income throughout the term of the swap agreement. If a default or designated credit event does occur, the seller of credit protection must pay the buyer of credit protection the full value of the reference obligation. As the seller of credit protection, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap. Credit default swaps may be structured based on an index or the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors (for example, a particular number of defaults within a basket, or defaults by a particular combination of issuers within the basket, may trigger a payment obligation). The Strategic Bond Fund’s and the Flexible Credit Fund’s investment exposure to credit default swaps (based on the gross notional exposure) will be limited to 15% and 10%, respectively, of the value of the Fund’s net assets. The Strategic Bond Fund limits its investments in credit default swaps to credit default swaps on credit indices (“CDX”).

Credit default swaps increase credit risk when a Fund is the seller and increase counterparty risk when a Fund is the buyer. Credit default swap transactions in which a Fund is the seller may require the Fund to liquidate securities when it may not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements. The absence of a central exchange or market for swap transactions has led, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. Recent legislation will require most swaps to be executed through a centralized exchange or regulated facility and be cleared through a regulated clearinghouse. The swap market could be disrupted or limited as a result of this legislation, which could adversely affect a Fund. Moreover, the establishment of a centralized exchange or market for swap transactions may not result in swaps being easier to trade or value.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues or sovereign issues of an emerging country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use credit default swaps on corporate issues or sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate issues or sovereign issues of an emerging country, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal pay-downs, and other write-down or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. A Fund may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on CDX involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit-default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end are disclosed in the footnotes to the Schedules of Investments (in the Annual Report) and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying /selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-based securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

When-Issued and Delayed-Delivery and Forward Commitment Securities. Each Fund may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis beyond the customary settlement time. These transactions involve a commitment by a Portfolio to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges. The Funds will generally purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Funds may dispose of or negotiate a commitment after entering into it. The Funds may realize capital gains or losses in connection with these transactions. Each Fund is generally required to segregate, until three days prior to settlement date, cash and liquid assets in an amount sufficient to meet the purchase price unless the Fund’s obligations are otherwise covered. Alternatively, each Fund may enter into offsetting contracts for the forward sale of other securities that it owns. Securities purchased or sold on a when-issued or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date.

When, As and If Issued Securities. Each Fund may purchase securities on a “when, as and if issued” basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized until the Adviser determines that issuance of the security is probable. At such time, each Fund will record the transaction, and in determining its net asset value, will reflect the value of the security daily. At such time, each Fund will also segregate cash or liquid securities equal in value to recognized commitments for such securities. The value of a Fund’s commitments to purchase the securities of any one issuer, together with the value of all securities of such issuer owned by a Fund, may not exceed 5% of the value of the Fund’s total assets at the time the initial commitment to purchase such securities is made. Subject to the foregoing restrictions, each Fund may purchase securities on such basis without limit. An increase in the percentage of a Fund’s assets committed to the purchase of securities on a when, as and if issued basis, may increase the volatility of its net asset value. The Adviser does not believe that the net asset value of the Funds will be adversely affected by its purchase of securities on such basis.

Loans of Fund Securities. While each Fund is permitted to engage in securities lending, none of the Funds has currently implemented a securities lending program. In the event a Fund determines to enter into a securities lending program at a future time, a Fund will only do so in accordance with applicable law and SEC guidance relating to such arrangements. Any securities lending program implemented by a Fund would also be subject to the approval and oversight of the Board.

Preferred Stocks. The Strategic Bond Fund’s investments in securities issued by domestic corporations may include preferred stocks. In addition, up to 20% of the Flexible Credit Fund’s net assets may be invested in common stocks, preferred stocks, or other equity securities. Dividends on some preferred stock may be “cumulative” if stated dividends from prior periods have not been paid. Preferred stock generally has a preference over common stock on the distribution of a corporation’s assets in the event of liquidation of the corporation, and may be “participating,” which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stock are generally subordinate to rights associated with a corporation’s debt securities.

Warrants and Rights. The Strategic Bond Fund may invest up to 5% of its total assets (at the time of purchase) in warrants and rights. The Fund will invest only in those warrants or rights: (i) acquired as part of a unit or attached to other securities purchased by the Fund; or (ii) acquired as part of a distribution from the issuer. Warrants basically are options to purchase equity securities at specific prices valid for a specific period of time. Prices of warrants do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants but normally have a short duration and are distributed by the issuer to its shareholders. Warrants and rights have no voting rights, pay no dividends and confer no rights, other than the right to purchase the underlying stock, with respect to the assets of the issuer.

Securities Acquired in Restructurings and Workouts. The Flexible Credit Fund’s investments may include fixed-income securities (particularly lower-rated fixed-income securities) or loans that default or are in risk of default (“Distressed Securities”). The Fund’s investments may also include senior obligations of a borrower issued in connection with a restructuring pursuant to Chapter 11 of the U.S. Bankruptcy Code (commonly known as “debtor-in-possession” or “DIP” financings). Distressed Securities may be the subject of restructurings outside of bankruptcy court in a negotiated workout or in the context of bankruptcy proceedings. In connection with these investments or an exchange or workout of such securities, the Fund may determine or be required to accept various instruments. These instruments may include, but are not limited to, equity securities, warrants, rights, participation interests in sales of assets and contingent-interest obligations. Depending upon, among other things, the subadviser’s evaluation of the potential value of such securities in relation to the price that could be obtained at any given time if they were sold, the Fund may determine to hold the securities in its portfolio.

Pay-In-Kind Bonds. Investments of the Strategic Bond Fund and the Flexible Credit Fund in fixed-income securities may include pay-in-kind bonds. These are securities which pay interest in either cash or additional securities, at the issuer’s option, for a specified period. Pay-in-kind bonds, like zero-coupon bonds, are designed to give an issuer flexibility in managing cash flow. Pay-in-kind bonds can be either senior or subordinated debt and trade flat (i.e., without accrued interest). The price of pay-in-kind bonds is expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment. Pay-in-kind bonds are usually less volatile than zero-coupon bonds, but more volatile than cash pay securities.

Brady Bonds. The Funds (other than U.S. Government Securities Fund) may also invest in Brady Bonds. Brady Bonds are debt securities, generally denominated in U.S. dollars, issued under the framework of the “Brady Plan.” This is an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. The Brady Plan framework, as it has developed, contemplates the exchange of external commercial bank debt for newly issued bonds (Brady Bonds). Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. Brady Bonds generally have maturities of between 15 and 30 years from the date of issuance and have traded at a deep discount from their face value. In addition to Brady Bonds, the Strategic Bond Fund may invest in emerging market governmental obligations issued as a result of debt restructuring agreements outside the scope of the Brady Plan.

Agreements issued under the Brady Plan have been designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Certain sovereign bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Certain Brady Bonds have been collateralized as to principal due at maturity (typically 15 to 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds. Collateral purchases are financed by the International Monetary Fund, the World Bank and the debtor nations’ reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized. The Strategic Bond Fund may purchase Brady Bonds with no or limited collateralization, and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European transnational securities depositories.

Short Sales. Except for the Flexible Credit Fund, a Fund may not sell a security it does not own in anticipation of a decline in the market value of that security (naked short sales). To complete such a transaction, a Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Until the Fund replaces a borrowed security, the Fund will segregate and maintain daily, cash or liquid securities, at such a level that: the amount segregated plus the amount deposited with the broker as collateral will equal the current value of the security sold short. The Flexible Credit Fund may engage in naked short sales only to the extent of not more than 5% of each Fund’s net assets. A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with a short sale.

Each Fund may make “short sales against the box.” A short sale is against the box to the extent that the Fund contemporaneously owns, or has the right to obtain without payment, securities identical to those sold short. Generally, gain, but not loss, must be recognized for federal income tax purposes upon entering into a short sale against the box. A Fund may not enter into a short sale if, as a result, more than 20% of its net assets would be subject to such short sales.

Convertible Securities. The Flexible Credit Fund may invest in convertible securities, including convertible bonds and contingent convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.

Holders of convertible securities generally have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to other debt securities of the same issuer. A convertible security may be subject to redemption at the option of the issuer at a price established in a charter provision, indenture or other governing instrument pursuant to which the convertible security was issued. If a convertible security held by the Fund is called for redemption, the Fund will be required to redeem the security, convert it into the underlying common stock or sell it to a third party.

Certain preferred and debt securities may include loss absorption characteristics that make the securities more equity like. This is particularly true in the financial services sector. While loss absorption language is relatively rare in the preferred and debt markets today, it may become more prevalent. One preferred or debt structure with loss absorption characteristics is the contingent convertible security (sometimes referred to as a “CoCo”). These securities provide for mandatory conversion into common stock of the issuer under certain circumstances. The mandatory conversion might be automatically triggered for instance, if a company fails to meet the capital minimum described in the security, the company’s regulator makes a determination that the security should convert, or the company receives specified levels of extraordinary public support. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero; and conversion would deepen the subordination of the investor, hence worsening standing in a bankruptcy. In addition, some such instruments have a set stock conversion rate that would cause an automatic write-down of capital if the price of the stock is below the conversion price on the conversion date. In another version of a security with loss absorption characteristics, the liquidation value of the security may be adjusted downward to below the original par value under certain circumstances similar to those which would trigger a CoCo. The write down of the par value would occur automatically and would not entitle the holders to seek bankruptcy of the company.

Hybrid Instruments (Indexed/Structured Securities). The Flexible Credit Fund and the Strategic Bond Fund may invest in hybrid instruments. Hybrid instruments, including indexed or structured securities, combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Generally, a hybrid instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively “Underlying Assets”) or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively “Benchmarks”). Thus, hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transactions costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated hybrid instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, the Fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the Fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that the strategy will be successful and the Fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid.

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Thus, an investment in a hybrid instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published Benchmark. The risks of a particular hybrid instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion of futures, options, and forward contracts herein for a discussion of the risks associated with such investments.

Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a Benchmark may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if “leverage” is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid instruments may also carry liquidity risk since the instruments are often “customized” to meet the needs of a particular investor, and, therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption (or sale) value of such an investment could be zero. In addition, because the purchase and sale of hybrid instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the Fund and the issuer of the hybrid instrument, the creditworthiness of the counterparty or issuer of the hybrid instrument would be an additional risk factor the Fund would have to consider and monitor. Hybrid instruments also may not be subject to regulation of the Commodity Futures Trading Commission (“CFTC”), which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of the Fund. Accordingly, each Fund will limit its investments in hybrid instruments to 10% of total assets at the time of purchase. However, because of their volatility, it is possible that a Fund’s investment in hybrid instruments will account for more than 10% of the Fund’s return (positive or negative).

Derivatives Strategies. Each Fund may write (i.e., sell) call options (“calls”) on securities that are traded on U.S. and foreign securities exchanges and OTC markets to enhance income through the receipt of premiums from expired calls and any net profits from closing purchase transactions. After any such sale up to 100% of a Fund’s total assets may be subject to calls. All such calls written by a Fund must be “covered” while the call is outstanding (i.e., the Fund must own the securities subject to the call or other securities acceptable for applicable escrow requirements). Calls on futures (defined below) used to enhance income, must be covered by deliverable securities or by liquid assets segregated to satisfy the futures contract. If a call written by the Fund is exercised, the Fund forgoes any profit from any increase in the market price above the call price of the underlying investment on which the call was written.

In addition, the Fund could experience capital losses, which might cause previously distributed short-term capital gains to be re-characterized as a non-taxable return of capital to shareholders.

Hedging Strategies. For hedging purposes as a temporary defensive maneuver, certain Funds may use forward contracts on foreign currencies (“Forward Contracts”) and each Fund may use interest-rate futures contracts, foreign currency futures contracts and stock and bond index futures contracts (together, “Futures”), call and put options on equity and debt securities, Futures, stock and bond indices and foreign currencies (all the foregoing referred to as “Hedging Instruments”); except that the U.S. Government Securities Fund may not engage in foreign currency Futures and options thereon. Hedging Instruments may be used to attempt: (i) to protect against possible declines in the market value of a Fund’s portfolio resulting from downward trends in the equity and debt securities markets (generally due to a rise in interest rates); (ii) to protect a Fund’s unrealized gains in the value of its equity and debt securities that have appreciated; (iii) to facilitate selling securities for investment reasons; (iv) to establish a position in the equity and debt securities markets as a temporary substitute for purchasing particular equity and debt securities; or (v) to reduce the risk of adverse currency fluctuations. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in a foreign prime lending interest rate to which many interest swaps and fixed income securities are linked.

A Fund’s strategy of hedging with Futures and options on Futures will be incidental to its activities in the underlying cash market. When hedging to attempt to protect against declines in the market value of a Fund’s portfolio, to permit a Fund to retain unrealized gains in the value of Fund securities which have appreciated, or to facilitate selling securities for investment reasons, a Fund could: (i) sell Futures; (ii) purchase puts on such Futures or securities; or (iii) write calls on securities held by it or on Futures. When hedging to attempt to protect against the possibility that Fund securities are not fully included in a rise in value of the debt securities market, a Fund could: (i) purchase Futures; or (ii) purchase calls on such Futures or on securities. When hedging to protect against declines in the dollar value of a foreign currency-denominated security, the Strategic Bond Fund and the Flexible Credit Fund could: (i) purchase puts on that foreign currency and on foreign currency Futures; (ii) write calls on that currency or on such Futures; or (iii) enter into Forward Contracts at a lower rate than the spot (“cash”) rate. Additional information about the Hedging Instruments the Funds may use is provided below.

Options. Options on Securities. As noted above, each Fund may write and purchase call and put options on equity and debt securities.

When a Fund writes a call on a security, it receives a premium and agrees to sell the underlying security to a purchaser of a corresponding call on the same security during the call period (usually not more than 9 months) at a fixed price (which may differ from the market price of the underlying security), regardless of market price changes during the call period. A Fund has retained the risk of loss which could be substantial if the Fund does not own the underlying securities, should the price of the underlying security increase during the call period, which may be offset to some extent by the premium.

To terminate its obligation on a call it has written, a Fund may purchase a corresponding call in a “closing purchase transaction.” A profit or loss will be realized, depending upon whether the net of the amount of the option transaction costs and the premium received on the call written was more or less than the price of the call subsequently purchased. A profit may also be realized if the call expires unexercised, because a Fund retains the underlying security and the premium received. Any such profits are considered short-term capital gains for federal income tax purposes, and when distributed by the Fund, are taxable as ordinary income. If a Fund could not effect a closing purchase transaction due to lack of a market, it would hold the callable securities until the call expired or was exercised.

When a Fund purchases a call (other than in a closing purchase transaction), it pays a premium and has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. A Fund benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and a Fund will lose its premium payment and the right to purchase the underlying investment.

A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period. Writing a call option entails a Fund giving a party a right to purchase certain securities at a set future date and price determined at the time of contract, in return for a premium. A written call is covered to the extent that the Fund owns the securities subject to the option. The premium a Fund receives from writing a put option represents a profit as long as the price of the underlying investment remains above the exercise price. However, a Fund has also assumed the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even though the value of the investment may fall below the exercise price. If the put expires unexercised, a Fund (as the writer of the put) realizes a gain in the amount of the premium. If the put is exercised, a Fund must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the market value of the investment at that time. In that case, a Fund may incur a loss, equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs incurred.

A Fund may effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent an underlying security from being put. Furthermore, effecting such a closing purchase transaction will permit a Fund to write another put option to the extent that the exercise price thereof is secured by the deposited assets, or to utilize the proceeds from the sale of such assets for other investments by the Fund. A Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the option. As described above, for writing covered calls, any and all such profits described herein from writing puts are considered short-term gains for federal tax purposes, and when distributed by a Fund, are taxable as ordinary income.

When a Fund purchases a put, it pays a premium and has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Buying a put on an investment a Fund owns enables the Fund to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling such underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration date, and the Fund will lose its premium payment and the right to sell the underlying investment pursuant to the put. The put may, however, be sold prior to expiration (whether or not at a profit).

Buying a put on an investment a Fund does not own permits the Fund either to resell the put or buy the underlying investment and sell it at the exercise price. The resale price of the put will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price and as a result the put is not exercised, the put will become worthless on its expiration date. In the event of a decline in the stock or bond markets, a Fund could exercise or sell the put at a profit to attempt to offset some or all of its loss on its Fund securities.

When writing put options on securities, to secure its obligation to pay for the underlying security, a Fund will segregate liquid assets with a value equal to or greater than the exercise price of the underlying securities. A Fund, therefore, forgoes the opportunity of investing the segregated assets or writing calls against those assets. As long as the obligation of a Fund, as the put writer, continues, it may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring a Fund to take delivery of the underlying security against payment of the exercise price. A Fund has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. This obligation terminates upon expiration of the put, or such earlier time at which a Fund effects a closing purchase transaction by purchasing a put of the same series as that previously sold. Once a Fund has been assigned an exercise notice, it is thereafter not allowed to effect a closing purchase transaction.

Options on Foreign Currencies. The Strategic Bond Fund and the Flexible Credit Fund may write and purchase calls on foreign currencies. A call written by a Fund on a foreign currency is “covered” if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration which is segregated by the Fund) upon conversion or exchange of other foreign currency held in its portfolio. A call written by a Fund on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, a Fund collateralizes the option by maintaining with the Fund’s custodian cash or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily. As with other kinds of option transactions, the writing of an option on currency will constitute only a partial hedge, up to the amount of the premium received. A Fund could be required to purchase or sell currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Fund’s position, the Fund may forfeit the entire amount of the premium plus related transactions costs.

Options on Securities Indices. As noted above, under “Hedging Strategies,” each Fund may write and purchase call and put options on securities indices. Puts and calls on broadly-based securities indices are similar to puts and calls on securities except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the securities market generally) rather than on price movements in individual securities or Futures. When a Fund buys a call on a securities index, it pays a premium. During the call period, upon exercise of a call by a Fund, a seller of a corresponding call on the same investment will pay the Fund an amount of cash to settle the call if the closing level of the securities index upon which the call is based is greater than the exercise price of the call. That cash payment is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the “multiplier”), which determines the total dollar value for each point of difference. When a Fund buys a put on a securities index, it pays a premium and has the right during the put period to require a seller of a corresponding put, upon the Fund’s exercise of its put, to deliver to the Fund an amount of cash to settle the put if the closing level of the securities index upon which the put is based is less than the exercise price of the put. That cash payment is determined by the multiplier, in the same manner as described above pertaining to calls.

Futures Contracts and Options on Futures.

Futures. Upon entering into a Futures transaction, a Fund will be required to deposit an initial margin payment with the futures commission merchant (the “Futures Broker”). The initial margin payment will be deposited with the Futures Broker in an account registered in the Fund’s name. As the Future is marked-to-market to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker on a daily basis. Prior to expiration of the Future, if a Fund elects to close out its position by taking an opposite position, a final determination of variation margin is made, additional cash is required to be paid by or released to the Fund, and any loss or gain is realized for tax purposes. All Futures transactions are effected through a clearinghouse associated with the exchange on which the Futures are traded.

A Fund may purchase or sell interest rate futures contracts for either investment purposes or to attempt to hedge against the effects of interest rate changes on the Fund’s current or intended investments in fixed income securities. For example, if interest rates were expected to increase, a Fund might sell interest rate futures contracts. If used for hedging, such a sale would have much the same effect as selling some of the long-term bonds in the Fund’s portfolio, if any. However, since the futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows the Fund to hedge its interest rate risk without having to sell its portfolio securities. If interest rates did increase, the value of the Fund’s interest rate futures contracts would be expected to increase. If used for investment purposes, the value of the Fund would increase as a result. If used for hedging purposes, this increase in the value of the interest rate futures would be expected to approximately offset the decline in the value of the long-term bonds, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts may be purchased for investment or as a hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Since the fluctuations in the value of the interest rate futures contracts should be similar to that of long-term bonds, a Fund could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and the Fund’s cash reserves could then be used to buy long-term bonds on the cash market.

Purchases or sales of stock or bond index futures contracts are used for hedging purposes to attempt to protect a Fund’s current or intended investments from broad fluctuations in stock or bond prices. For example, a Fund may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund’s securities portfolio that might otherwise result. If such decline occurs, the loss in value of Fund securities may be offset, in whole or part, by gains on the Futures position. When a Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.

As noted above, the Strategic Bond Fund and the Flexible Credit Fund may purchase and sell foreign currency futures contracts for hedging to attempt to protect current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of Fund securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. A Fund may sell futures contracts on a foreign currency, for example, when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the Futures contracts. However, if the value of the foreign currency increases relative to the dollar, a Fund’s loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities since a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

Conversely, a Fund could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing Futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When a Fund purchases futures contracts under such circumstances, however, and the price of securities to be acquired instead declines as a result of appreciation of the dollar, the Fund will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of Fund securities to be acquired.

Options on Futures. As noted above, each Fund may purchase and write options on interest-rate futures contracts and stock and bond index futures contracts, and the Strategic Bond Fund and the Flexible Credit Fund may purchase and write options on foreign currency futures contracts. (Unless otherwise specified, options on interest-rate futures contracts, options on stock and bond index futures contracts and options on foreign currency futures contracts are collectively referred to as “Options on Futures”).

The writing of a call on a Futures contract constitutes a partial hedge against declining prices of the securities in a Fund’s portfolio. If the Futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund’s portfolio holdings. The writing of a put option on a Futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures contract. If the Futures price at expiration of the put option is higher than the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call a Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its Options on Futures positions, a Fund’s losses from exercised Options on Futures may to some extent be reduced or increased by changes in the value of portfolio securities.

A Fund may purchase Options on Futures for hedging purposes, instead of purchasing or selling the underlying Futures contract. For example, where a decrease in the value of Fund securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, a Fund could, in lieu of selling a Futures contract, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or part, by a profit on the option. If the market decline does not occur, the Fund will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a Fund will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, a Fund could purchase calls on Futures, rather than purchasing the underlying Futures contract. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Fund will suffer a loss equal to the price of the call but the securities which the Fund intends to purchase may be less expensive.

Limitations on Entering into Futures Contracts. In addition, each Fund has an operating policy which provides that it will not enter into Futures Contracts or write put or call options with respect to Futures Contracts unless such transactions are either “covered” or subject to appropriate asset segregation requirements. The Funds base their asset segregation policies on methods permitted by the SEC staff and may modify these policies in the future to comply with any changes in the guidance articulated from time to time by the SEC or its staff. Generally, these require that a Fund segregate an amount of assets equal to its obligations relative to the position involved, adjusted daily on a mark-to-market basis. With respect to Futures Contracts that are not contractually required to “cash-settle,” each Fund covers its open positions by setting aside liquid assets equal to the contracts’ full, notional value. With respect to Futures Contracts that are contractually required to “cash-settle,” however, each Fund sets aside liquid assets in an amount equal to that Fund’s daily marked-to-market (net) obligation (i.e., the Fund’s daily net liability, if any), rather than the notional value. By setting aside assets equal to its net obligation under cash-settled futures, each Fund may employ leverage to a greater extent than if it set aside assets equal to the contracts’ full notional value. The Fund has an operating policy which provides that it will not enter into custodial arrangements with respect to initial or variation margin deposits or marked-to-market amounts unless the custody of such initial and variation margin deposits and marked-to-market amounts is in compliance with current SEC or Commodity Futures Trading Commission (“CFTC”) staff interpretive positions or no-action letters or rules adopted by the SEC.

Forward Contracts. The Strategic Bond Fund and the Flexible Credit Fund may use Forward Contracts. A Forward Contract involves bilateral obligations of one party to purchase, and another party to sell, a specific currency at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties), at a price set at the time the contract is entered into. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. No price is paid or received upon the purchase or sale of a Forward Contract.

A Fund may use Forward Contracts to protect against uncertainty in the level of future exchange rates. The use of Forward Contracts does not eliminate fluctuations in the prices of the underlying securities a Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although Forward Contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase. A Fund will use Forward Contracts for hedging purposes only.

A Fund may enter into Forward Contracts with respect to specific transactions. For example, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Fund anticipates receipt of dividend payments in a foreign currency, the Fund may desire to “lock-in” the U.S. dollar price of the security or the U.S. dollar equivalent of such payment by entering into a Forward Contract, for a fixed amount of U.S. dollars per unit of foreign currency, for the purchase or sale of the amount of foreign currency involved in the underlying transaction. A Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

A Fund may also use Forward Contracts to lock in the U.S. dollar value of Fund positions (“position hedge”). In a position hedge, for example, when a Fund believes that foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a Forward Contract to sell an amount of that foreign currency approximating the value of some or all of the Fund’s portfolio securities denominated in (or affected by fluctuations in, in the case of ADRs) such foreign currency, or when a Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a Forward Contract to buy that foreign currency for a fixed dollar amount. In this situation a Fund may, in the alternative, enter into a Forward Contract to sell a different foreign currency for a fixed U.S. dollar amount where the Fund believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which Fund securities of the Fund are denominated (“cross-hedged”).

The Fund will segregate cash or liquid securities having a value equal to the aggregate amount of the Fund’s commitments under Forward Contracts entered into with respect to position hedges and cross-hedges to the extent that such positions are not otherwise covered. If the value of the segregated assets declines, additional cash or liquid securities will be segregated on a daily basis so that the value of the segregated assets will equal the amount of the Fund’s commitments with respect to such contracts. As an alternative to segregating all or a portion of these assets, a Fund may purchase a call permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the Forward Contract price or the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the Forward Contract price. Unanticipated changes in currency prices may result in poorer overall performance for a Fund than if it had not entered into such contracts.

The precise matching of the Forward Contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the Forward Contract is entered into and the date it is sold. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency a Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the Fund security if its market value exceeds the amount of foreign currency a Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward Contracts involve the risk that anticipated currency movements will not be accurately predicted, causing a Fund to sustain losses on these contracts and transactions costs.

Currency transactions are also subject to risks different from those of other Fund transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to a Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

At or before the maturity of a Forward Contract requiring a Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Fund may close out a Forward Contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. A Fund would realize a gain or loss as a result of entering into such an offsetting Forward Contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract.

The cost to a Fund of engaging in Forward Contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because Forward Contracts are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, a Fund must evaluate the credit and performance risk of each particular counterparty under a Forward Contract.

Although a Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. A Fund may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Additional Information About Options. A Fund’s custodian, or a securities depository acting for the custodian, will act as the Fund’s escrow agent through the facilities of the Options Clearing Corporation (“OCC”), as to the securities on which a Fund has written options or as to other acceptable escrow securities, so that no margin will be required for such transaction. OCC will release the securities on the expiration of the option or upon a Fund’s entering into a closing transaction.

A Fund’s ability to close out its position as a purchaser or seller of a call or put option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options; (2) restrictions on transactions imposed by an exchange; (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits; (4) interruption of the normal operations of an exchange; (5) inadequacy of the facilities of an exchange to handle current trading volume; or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

A Fund’s option activities may affect its turnover rate and brokerage commissions. The exercise by a Fund of puts on securities will cause the sale of related investments, thus increasing Fund turnover. Although such exercise is within a Fund’s control, holding a put might cause the Fund to sell the related investments for reasons which would not exist in the absence of the put. A Fund will pay a brokerage commission each time it buys a put or call, sells a call, or buys or sells an underlying investment in connection with the exercise of a put or call. Such commissions may be higher than those which would apply to direct purchases or sales of such underlying investments. Premiums paid for options are small in relation to the market value of the related investments, and consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in a Fund’s net asset value being more sensitive to changes in the value of the underlying investments.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as “Counterparties” and individually referred to as a “Counterparty”) through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are determined by negotiation of the parties. It is anticipated that any Fund authorized to use OTC options will generally only enter into OTC options that have cash settlement provisions, although it will not be required to do so.

Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC option. As a result, if a Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC option will be met. A Fund will enter into OTC option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers,” or broker-dealers, domestic or foreign banks, or other financial institutions that are deemed creditworthy by the Adviser. In the absence of a change in the current position of the staff of the SEC, OTC options purchased by a Fund and the amount of the Fund’s obligation pursuant to an OTC option sold by the Fund (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the options agreement. The cover for an OTC option written subject to this procedure will be considered illiquid only to the extent that the maximum repurchase price under the option formula exceeds the intrinsic value of the option.

Regulatory Aspects of Derivatives and Hedging Instruments. Transactions in options by a Fund are subject to limitations established by the CFTC and each of the exchanges governing the maximum number of options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more exchanges or brokers. Thus, the number of options a Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same or an affiliated investment adviser. Position limits also apply to futures and economically equivalent derivatives contracts. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions. Due to requirements under the 1940 Act, when a Fund purchases a Future, the Fund will segregate cash or liquid securities in an amount equal to the market value of the securities underlying such Future, less the margin deposit applicable to it.

Each Fund is operated by persons who have claimed an exclusion, granted to operators of registered investment companies like the Funds, from registration as a “commodity pool operator” with respect to the Fund under the Commodity Exchange Act (the “CEA”), and, therefore, are not subject to registration or regulation with respect to the Funds under the CEA. As a result, effective December 31, 2012, each Fund is limited in its ability to use commodity futures (which include futures on broad-based securities indexes and interest rate futures) or options on commodity futures, engage in certain swaps transactions or make certain other investments (whether directly or indirectly through investments in other investment vehicles) for purposes other than “bona fide hedging,” as defined in the rules of the Commodity Futures Trading Commission. With respect to transactions other than for bona fide hedging purposes, either: (1) the aggregate initial margin and premiums required to establish a Fund’s positions in such investments may not exceed 5% of the liquidation value of its portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (2) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed 100% of the liquidation value of its portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, each Fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the futures, options or swaps markets.

Possible Risk Factors in Hedging. In addition to the risks discussed in the Prospectus and above, there is a risk in using short hedging by selling futures to attempt to protect against a decline in value of a Fund’s securities (due to an increase in interest rates), that the prices of such Futures will correlate imperfectly with the behavior of the cash (i.e., market value) prices of the Fund’s securities. The ordinary spreads between prices in the cash and Futures markets are subject to distortions due to differences in the natures of those markets. First, all participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures markets could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures markets may cause temporary price distortions.

If a Fund uses hedging instruments to establish a position in the debt securities markets as a temporary substitute for the purchase of individual debt securities (long hedging) by buying futures and/or calls on such futures or on debt securities, it is possible that the market may decline; if the Adviser then determines not to invest in such securities at that time because of concerns as to possible further market decline or for other reasons, the Fund will realize a loss on the hedging instruments that is not offset by a reduction in the price of the debt securities purchased.

When conducted outside the U.S., hedging and other strategic transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of positions taken as part of non-U.S. hedging and other strategic transactions also could be adversely affected by: (1) other complex foreign political, legal and economic factors; (2) lesser availability of data on which to make trading decisions than in the U.S.; (3) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the U.S.; (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S.; and (5) lower trading volume and liquidity.

Other Derivatives Strategies. In the future, each Fund may employ derivatives, hedging instruments and strategies that are not presently contemplated but which may be developed, to the extent such investment methods are consistent with a Fund’s investment objective, legally permissible and adequately disclosed.

Borrowing. Each of the Funds may borrow for temporary or emergency purposes to settle trades or cover redemptions, to the extent prescribed in the Trust’s investment restrictions.

High-Yield, High-Risk Securities. The Strategic Bond Fund may, and the Flexible Credit Fund will, invest in lower-rated bonds commonly referred to as “junk bonds.” These securities are rated “Baa” or lower by Moody’s or “BBB” or lower by S&P or Fitch, Inc. (“Fitch”) or are determined to be of comparable quality by the Adviser. Each Fund may invest in securities rated as low as “C” by Moody’s or “D” by S&P or Fitch. These ratings indicate that the obligations are speculative and may be in default. In addition, each such Fund may invest in unrated securities that are consistent with the Fund’s investment policies and techniques. The U.S. Government Securities Fund will not invest in junk bonds.

Certain Risk Factors Relating to High-Yield, High-Risk Securities. It should be noted that lower-rated securities are subject to risk factors such as: (a) vulnerability to economic downturns and changes in interest rates; (b) sensitivity to adverse economic changes and corporate developments; (c) redemption or call provisions which may be exercised at inopportune times; (d) difficulty in accurately valuing or disposing of such securities; (e) federal legislation which could affect the market for such securities; and (f) special adverse tax consequences associated with investments in certain high-yield, high-risk bonds (e.g., zero-coupon bonds or pay-in-kind bonds).

Ratings assigned by Moody’s, S&P and Fitch to high-yield bonds, like other bonds, attempt to evaluate the safety of principal and interest payments on those bonds. However, such ratings do not assess the risk of a decline in the market value of those bonds. In addition, ratings may fail to reflect recent events in a timely manner and are subject to change. If a Fund security’s rating is changed, the Adviser will determine whether the security will be retained based upon the factors the Adviser considers in acquiring or holding other securities in the Fund. Investment in high-yield bonds may make achievement of a Fund’s objective more dependent on the Adviser’s own credit analysis than is the case for higher-rated bonds.

Market prices for high-yield bonds tend to be more sensitive than those for higher-rated securities due to many of the factors described above, including the credit-worthiness of the issuer, redemption or call provisions, the liquidity of the secondary trading market and changes in credit ratings, as well as interest rate movements and general economic conditions. In addition, yields on such bonds will fluctuate over time. An economic downturn could severely disrupt the market for high-yield bonds.

The risk of default in payment of principal and interest on high-yield bonds is significantly greater than with higher-rated debt securities because high-yield bonds are generally unsecured and are often subordinated to other obligations of the issuer. Further, the issuers of high-yield bonds usually have high levels of indebtedness and are more sensitive to adverse economic conditions, such as recession or increasing interest rates. Upon a default, bondholders may incur additional expenses in seeking recovery.

Growth of High-Yield, High-Risk Bond Market. The widespread expansion of government, consumer and corporate debt within the U.S. economy has made the corporate sector more vulnerable to economic downturns or increased interest rates. Further, an economic downturn could severely disrupt the market for high-yield, high-risk bonds and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest.

Sensitivity to Interest Rate and Economic Changes. High-yield, high-risk bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceedings, a Fund may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and change can be expected to result in increased volatility of market prices of high-yield, high-risk bonds and a Fund’s net asset value.

Payment Expectations. High-yield, high-risk bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, a Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield, high-risk bond’s value will decrease in a rising interest rate market, as will the value of the Fund’s assets. If the Fund experiences significant unexpected net redemptions, this may force it to sell high-yield, high-risk bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Fund’s rate of return.

Liquidity and Valuation. There is a thinly traded market for high-yield bonds, and recent market quotations may not be available for some of these bonds. Market quotations are generally available only from a limited number of dealers and may not represent firm bids from such dealers or prices for actual sales. As a result, the Strategic Bond Fund and Flexible Credit Fund may have difficulty valuing their high-yield bonds accurately and disposing of these bonds at the time or price desired.

Legislation. Federal laws limit the deductibility of interest paid by certain corporate issuers of high yield bonds. These laws could adversely affect the financial condition of issuers of these securities and the value of outstanding high yield securities.

Taxes. A Fund may purchase debt securities (such as zero-coupon, pay-in-kind or stripped securities) that contain original issue discount. Original issue discount income that accrues in a taxable year is treated as earned by a Fund and therefore is subject to the distribution requirements of the Code. Because the original issue discount income earned by the Fund in a taxable year may not be represented by cash income, the Fund may have to dispose of other securities and use the proceeds to make distributions to shareholders.

As a result of all these factors, the net asset value of each of the Flexible Credit Fund and the Strategic Bond Fund, to the extent it invests in high-yield bonds, is expected to be more volatile than the net asset value of funds which invest solely in higher-rated debt securities. This volatility may result in an increased number of redemptions from time to time. High levels of redemptions in turn may cause a Fund to sell its securities at inopportune times and decrease the asset base upon which expenses can be spread.

Cyber Security Risk. As the use of the Internet and other technologies has become more prevalent in the course of business, the Funds have become more susceptible to operational and financial risks associated with cyber security. Cyber security incidents can result from deliberate attacks such as gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption, or from unintentional events, such as the inadvertent release of confidential information. Cyber security failures or breaches of the Funds or their service providers, financial intermediaries, or the issuers of securities in which the Funds invest have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. While measures have been developed which are designed to reduce the risks associated with cyber security, there is no guarantee that those measures will be effective, particularly since the Funds do not directly control the cyber security defenses or plans of their service providers, financial intermediaries and companies in which they invest or with which they do business.

Recent Market Events Risk. The global financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks took steps to support financial markets, including keeping interest rates low. More recently, the Federal Reserve has terminated certain of its market support activities. The withdrawal of this support, failure of efforts to respond to the crisis, or investor perception that such efforts are not succeeding could also negatively affect financial markets generally as well as reduce the value and liquidity of certain securities. The Federal Reserve has recently indicated that it intends to taper its quantitative easing program, which could result in a rise in interest rates. The current market environment could make identifying investment risks and opportunities especially difficult for the Adviser or a subadviser. In addition, policy and legislative changes in the United States and in other countries are changing many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Portfolio Turnover. A Fund may purchase and sell securities whenever necessary to seek to accomplish its investment objective. Portfolio turnover generally involves some expense to a Fund and its shareholders, including brokerage commissions and other transaction costs on the purchase and sale of securities and reinvestment in other securities. Higher portfolio turnover may decrease the after-tax return to shareholders if it results in the realization of net capital gains, which may be taxable when distributed to shareholders. A Fund’s portfolio turnover rate would equal 100% if each security in the Fund’s portfolio were replaced once per year.

INVESTMENT RESTRICTIONS

Each Fund is subject to a number of investment restrictions that are fundamental policies and may not be changed without the approval of the holders of a majority of that Fund’s outstanding voting securities. A “majority of the outstanding voting securities” of a Fund for this purpose means the lesser of: (i) 67% of the shares of the Fund represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy; or (ii) more than 50% of the outstanding shares. Unless otherwise indicated, all percentage limitations apply to each Fund on an individual basis, and apply only at the time the investment is made; any subsequent change in any applicable percentage resulting from fluctuations in value will not be deemed an investment contrary to these restrictions. Under these restrictions:

(1)	Each Fund may not purchase securities on margin, but each Fund may obtain such short-term credits as may be necessary for the clearance of transactions;

(2)	Each Fund may not issue senior securities or borrow money or pledge its assets except that each Fund may borrow for temporary or emergency purposes in amounts not exceeding 5% (331/3% for Strategic Bond Fund, and the Flexible Credit Fund) (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings;

(3)	Each Fund may not purchase any security (other than obligations of the U.S. government, its agencies, or instrumentalities) if as a result: (i) as to 75% of the Fund’s total assets (taken at current value), more than 5% of such assets would then be invested in securities of a single issuer, or (ii) as to all of the Fund’s total assets, more than 25% of the Fund’s total assets (taken at current value) would be invested in a single industry, or (iii) as to all of the Fund’s total assets, the Fund would then hold more than 10% of the outstanding voting securities of an issuer;

(4)	Each Fund may not buy or sell commodities or commodity contracts (except financial futures as described under “Investment Objectives and Policies” above) or real estate or interests in real estate, although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate;

(5)	Each Fund may not act as underwriter except to the extent that, in connection with the disposition of Fund securities, it may be deemed to be an underwriter under certain Federal securities laws;

(6)	Each Fund may not make loans, except through: (i) repurchase agreements (repurchase agreements with a maturity of longer than 7 days together with other illiquid assets being limited to the Fund’s limit on illiquid securities as a percentage of its net assets), (ii) loans of Fund securities (limited to 33% of a Fund’s assets), (iii) participation in loans to foreign governments or companies, and (iv) as otherwise permitted by exemptive order of the SEC;

The following additional restrictions are not fundamental policies and may be changed by the Trustees without a shareholder vote:

(7)	Each Fund (except for the Flexible Credit Fund) may not make short sales of securities to maintain a short position, except that each Fund may effect short sales against the box;

(8)	Each Fund may not purchase any security if as a result the Fund would then have more than 5% of its total assets (taken at current value) invested in securities of companies (including predecessors) less than three years old;

(9)	Each Fund may not invest in any securities of any issuer if, to the knowledge of the Fund, any officer, Trustee or director of the Trust or of the Adviser owns more than 1/2 of 1% of the outstanding securities of such issue, and such officers, Trustees or Directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer;

(10)	Each Fund may not make investments for the purpose of exercising control or management;

(11)	The U.S. Government Securities Fund may not invest more than 10% and the Strategic Bond Fund and Flexible Credit Fund may not invest more that 15% of their net assets in illiquid securities, including repurchase agreements that have a maturity of longer than seven days, time deposits with a maturity of longer than seven days, securities with legal or contractual restrictions on resale and securities that are not readily marketable in securities markets either within or without the United States. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act that have a readily available market, and commercial paper exempted from registration under the Securities Act pursuant to Section 4(a)(2) of the Securities Act that may be offered and sold to “qualified institutional buyers” as defined in Rule 144A, which the Adviser has determined to be liquid pursuant to guidelines established by the Trustees, will not be considered illiquid for purposes of this limitation on illiquid securities;

(12)	Each Fund may not invest in securities of other registered investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which the Fund will not hold more than 3% of the outstanding voting securities of any one investment company, will not have invested more than 5% of its total assets in any one investment company and will not have invested more than 10% of its total assets in such securities of one or more investment companies (each of the above percentages to be determined at the time of investment), or except as part of a merger, consolidation or other acquisition; and

(13)	Each Fund may not invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in the securities of companies which invest in or sponsor such programs.

TRUSTEES AND OFFICERS

The following table lists the Trustees and officers of the Trust, their ages, current position(s) held with the Trust, length of time served, principal occupations during the past five years, number of funds overseen within the fund complex and other directorships/trusteeships held outside of the fund complex. Unless otherwise noted, the address of each executive officer and Trustee is Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992. Trustees who are not deemed to be “interested persons” of the Trust as defined in the 1940 Act are referred to as “Disinterested Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” The Trustees of the Trust are responsible for the overall supervision of the operation of the Funds and perform various duties imposed on trustees of investment companies by the 1940 Act and the Trust’s Declaration of Trust. Trustees and officers of the Trust are also directors or trustees and officers of some or all of the other investment companies managed, administered or advised by SunAmerica and distributed by AIG Capital Services, Inc. (“ACS”) and other affiliates of SunAmerica.

Disinterested Trustees

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s)	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee[3] During Past 5 Years
Dr. Judith L. Craven Age: 68	Trustee	2001 to Present	Retired.	77	Director, Sysco Corporation (1996 to Present); Director, Luby’s, Inc. (1998 to Present).

William F. Devin Age: 75	Trustee	2001 to Present	Retired.	77	None

Richard W. Grant Age: 68	Trustee Chairman of the Board	March 2011 to Present April 2011 to Present	Retired. Prior to that, attorney and partner at Morgan, Lewis & Bockius LLP (1989 to 2011).	28	None

Stephen J. Gutman Age: 70	Trustee	1986 to Present	Senior Vice President and Associate Broker, The Corcoran Group (real estate) (2002 to Present); President and Member of Managing Directors, Beau-Brummell – Soho LLC (licensing of menswear specialty retailing and other activities) (1995 to 2009); President, SJG Marketing, Inc. (2009 to Present).	28	None

William J. Shea Age: 66	Trustee	2004 to Present	Executive Chairman, Caliber ID, Inc. (formerly, Lucid, Inc.) (medical devices) (2007 to Present); Managing Partner, DLB Capital, LLC (private equity) (2006 to 2007).	28	Director, Boston Private Financial Holdings (2004 to Present); Chairman, Demoulas Supermarkets (1999 to Present).

Interested Trustee

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s)	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorship(s) Held by Trustee[3] During Past 5 Years
Peter A. Harbeck[4] Age: 60	Trustee	2001 to Present	President, CEO and Director, SunAmerica (1995 to present); Director, ACS (1993 to Present); Chairman, Advisor Group, Inc. (2004 to Present)	138	None

[1]	Trustees serve until their successors are duly elected and qualified, subject to the Trustees’ Retirement Plan as discussed below.
[2]	The term “Fund Complex” means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment services or have a common investment adviser or an investment adviser that is an affiliated person of SunAmerica. The “Fund Complex” includes the Trust (3 portfolios); SunAmerica Money Market Funds, Inc. (“SAMMF”) (1 portfolio); SunAmerica Equity Funds (“SAEF”) (2 portfolios); SunAmerica Series, Inc. (“SunAmerica Series”) (6 portfolios); SunAmerica Specialty Series (“Specialty Series”) (7 portfolios); Anchor Series Trust (“AST”) (8 portfolios); SunAmerica Senior Floating Rate Fund, Inc. (“SASFR”) (1 portfolio); VALIC Co. I (34 portfolios); VALIC Co. II (15 portfolios); SunAmerica Series Trust (“SAST”) (40 portfolios); and Seasons Series Trust (“SST”) (21 portfolios).
[3]	Directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies regulated under the 1940 Act other than those listed under the preceding column.
[4]	Mr. Harbeck is considered to be an Interested Trustee because he serves as President, CEO and Director of SunAmerica and Director of ACS.

Officers

Name and Age	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer	Other Directorship(s) Held by Officer
John T. Genoy Age: 46	President	2007 to Present	Chief Financial Officer, SunAmerica (2002 to Present); Senior Vice President, SunAmerica (2003 to Present); Chief Operating Officer, SunAmerica (2006 to Present).	N/A	N/A

Gregory R. Kingston Age: 48	Treasurer	2014 to Present	Vice President, SunAmerica (2001 to present); Head of Mutual Fund Administration (2014 to Present).	N/A	N/A

James Nichols Age: 48	Vice President	2006 to Present	Director, President and CEO, ACS (2006 to Present); Senior Vice President, SunAmerica (2002 to Present).	N/A	N/A

Gregory N. Bressler Age: 48	Secretary	2005 to Present	Senior Vice President and General Counsel, SunAmerica (2005 to Present).	N/A	N/A

Shawn Parry Age: 42	Vice President and Assistant Treasurer	2014 to Present	Assistant Vice President, SunAmerica (2005 to 2014); Vice President, SunAmerica (2014 to Present)	N/A	N/A

Donna McManus Age: 54	Vice President and Assistant Treasurer	2014 to Present	Managing Director, BNY Mellon (2009 to 2014); Vice President, SunAmerica (2014 to Present).	N/A	N/A

Name and Age	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer	Other Directorship(s) Held by Officer
Katherine Stoner Age: 58	Chief Compliance Officer (“CCO”)	2011 to Present	Vice President, SAAMCo (2011 to Present); Vice President, The Variable Annuity Life Insurance Company (“VALIC”), Western National Life Insurance Company (“WNL”) and American General Distributors, Inc. (2006 to Present); Deputy General Counsel and Secretary, VALIC and WNL (2007 to 2011); Vice President, VALIC Financial Advisors, Inc. (2010 to 2011) and VALIC Retirement Services Company (2010 to Present).	N/A	N/A

Kathleen Fuentes Age: 45	Chief Legal Officer and Assistant Secretary	2013 to Present	Vice President and Deputy General Counsel, SunAmerica (2006 to Present).	N/A	N/A

Nori L. Gabert Age: 61	Vice President and Assistant Secretary	2002 to Present	Vice President and Deputy General Counsel, SunAmerica (2005 to Present).	N/A	N/A

Kara Murphy Age: 41	Vice President	2014 to Present	Director of Research, SunAmerica (2007 to 2013); Chief Investment Officer, SunAmerica (2013 to Present).	N/A	N/A

Matthew J. Hackethal Age: 42	Anti-Money Laundering Compliance Officer	2006 to Present	Chief Compliance Officer, SunAmerica (2006 to Present).	N/A	N/A

Leadership Structure of the Board of Trustees

Overall responsibility for oversight of the Trust and its Funds rests with the Board. The Trust, on behalf of the Funds, has engaged SunAmerica and for certain Funds, has engaged a subadviser(s), to manage the Funds on a day-to-day basis. The Board is responsible for overseeing SunAmerica and the subadvisers and any other service providers in the operations of the Funds in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws, the Trust’s Declaration of Trust and By-laws, and each Fund’s investment objectives and strategies. The Board is presently composed of six members, five of whom are Disinterested Trustees. The Board currently conducts regular in-person meetings at least quarterly and holds special in-person or telephonic meetings, or informal conference calls, to discuss specific matters that may arise or require action between regular Board meetings. The Disinterested Trustees also meet at least quarterly in executive session, at which no directors who are Interested Trustees of the Trust are present. The Disinterested Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities.

The Board has appointed Mr. Grant, a Disinterested Trustee, to serve as Chairman of the Board. The Chairman’s role is to preside at all meetings of the Board and to act as a liaison with service providers, including SunAmerica, officers, attorneys, and other Trustees generally, between meetings. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board has established four committees, i.e., Audit Committee, Nomination and Compensation Committee, Ethics Committee, and Governance Committee (each, a “Committee”) to assist the Board in the oversight and direction of the business and affairs of the Funds, and from time to time may establish informal working groups to review and address the policies and practices of the Funds with respect to certain specified matters. The Committee system facilitates the timely and efficient consideration of matters by the Trustees, and facilitates effective oversight of compliance with legal and regulatory requirements and of the Funds’ activities and associated risks. The standing Committees currently conduct an annual review of their charters, which includes a review of their responsibilities and operations. The Governance Committee and the Board as a whole also conduct an annual evaluation of the performance of the Board, including consideration of the effectiveness of the Board’s committee structure. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among the Committees and the full Board in a manner that enhances efficient and effective oversight.

The Funds are subject to a number of risks, including, among others, investment, compliance, operational and valuation risks. Risk oversight forms part of the Board’s general oversight of the Funds and is addressed as part of various Board and Committee activities. Day-to-day risk management functions are subsumed within the responsibilities of SunAmerica, who carries out the Funds’ investment management and business affairs, and also by the Funds’ subadviser(s) and other service providers in connection with the services they provide to the Funds. Each of SunAmerica, the subadviser(s) and other service providers have their own, independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models. As part of its regular oversight of the Funds, the Board, directly and/or through a Committee, interacts with and reviews reports from, among others, SunAmerica, the subadviser(s) and the Funds’ other service providers (including the Funds’ distributor, servicing agent and transfer agent), the Funds’ Chief Compliance Officer, the independent registered public accounting firm for the Funds, legal counsel to the Funds, and internal auditors for SunAmerica or its affiliates, as appropriate, relating to the operations of the Funds. The Board recognizes that it may not be possible to identify all of the risks that may affect the Funds or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Board of Trustees and Committees

Among the attributes common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, SunAmerica, the subadvisers, other service providers, legal counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees. A Trustee’s ability to perform his or her duties effectively may have been attained, as set forth below, through the Trustee’s executive, business, consulting, public service and/or academic positions; experience from service as a Trustee of the Trust and the other funds in the Fund Complex (and/or in other capacities), other investment funds, public companies, or non-profit entities or other organizations; educational background or professional training; and/or other life experiences.

Dr. Judith L. Craven. Dr. Craven has served as a director or trustee in the Fund Complex since 2001 and serves as a Trustee of the Trust. She currently serves as a director or trustee with respect to 77 of the portfolios in the Fund Complex. In addition, she has more than 25 years of executive and business experience in various industries. Dr. Craven also has corporate governance experience serving on the Boards of Directors of several public companies for more than 10 years.

William F. Devin. Mr. Devin has served as a director or trustee in the Fund Complex since 2001 and serves as a Trustee of the Trust. He currently serves as a director or trustee with respect to 77 of the portfolios in the Fund Complex. In addition, he has more than 30 years of business and executive experience primarily in the financial services industry, including with Fidelity. Mr. Devin also has corporate governance experience serving on the Board of Directors of the Boston Options Exchange from 2001 to 2010.

Richard W. Grant. Mr. Grant has served as a director or trustee in the Fund complex since 2011. He currently serves as a director or trustee with respect to 28 of the portfolios in the Fund Complex. Mr. Grant has more than 25 years of business and corporate governance experience serving as legal counsel to a number of registered investment companies and/or their independent directors/trustees, including to the Disinterested Trustees of the Trust.

Stephen J. Gutman. Mr. Gutman has served as a director or trustee in the Fund Complex since 1986 and serves as a Trustee of the Trust. He currently serves as a director or trustee with respect to 28 of the portfolios in the Fund Complex. In addition, he has more than 20 years of business and executive experience in the real estate and licensing industries.

William J. Shea. Mr. Shea has served as a director or trustee in the Fund Complex since 2004 and serves as a Trustee of the Trust. He currently serves as a director or trusteewith respect to 28 of the portfolios in the Fund Complex. In addition, he has more than 20 years of business and executive experience primarily in the financial services industry. In addition, Mr. Shea has over 20 years of audit and accounting-related experience as a certified public accountant at a leading accounting firm. Mr. Shea also has corporate governance and audit committee experience serving on the Board of Directors and Audit Committees of several public companies, including serving as Chairman of the Board of Directors of Royal and SunAlliance U.S.A., Inc. for two years.

Peter A. Harbeck. Mr. Harbeck has served as a director or trustee in the Fund Complex since 1995 and serves as a Trustee of the Trust. He currently serves as a director or trusteewith respect to 138 of the portfolios in the Fund Complex. In addition, he has served as President, CEO and Director of SunAmerica since 1995, Director of ACS since 1993 and as Chairman of Advisor Group, Inc. since 2004.

Each Disinterested Trustee serves on the Audit Committee of the Board of Trustees. The Audit Committee is charged with selecting, overseeing and setting the compensation of the Trust’s independent registered public accounting firm. The Audit Committee is responsible for pre-approving all audit and non-audit services performed by the independent public accounting firm for the Trust and for pre-approving certain non-audit services performed by the independent registered public accounting firm for SunAmerica and certain control persons of SunAmerica. The Audit Committee is also responsible for reviewing with the independent registered public accounting firm the audit plan and results of the audit along with other matters.

The members of the Audit Committee of the Trust are Messrs. Devin, Grant, Gutman, Shea and Dr. Craven, with Mr. Shea serving as Chairman. Committee members each receive $3,032 per meeting for serving on the Audit Committees of the SunAmerica Mutual Funds (“SAMF”)1, AST and SASFR. Mr. Shea receives a $6,064 annual retainer for serving as the Chairman of the Audit Committees for SAMF, SASFR and AST. The Audit Committee met four times during the fiscal year ended March 31, 2014.

The Nominating and Compensation Committee (the “Nominating Committee”) recommends to the Trustees those persons to be nominated as candidates to serve as Trustees by Trustees and voted upon by shareholders and selects and proposes nominees for election by Trustees to the Board between shareholders’ meetings. The Nominating Committee will consider candidates proposed by shareholders for election as Trustees. The members of the Nominating Committee are Messrs. Devin, Grant, Gutman, Shea and Dr. Craven, with Mr. Gutman serving as Chairman. Mr. Gutman receives a $1,820 annual retainer for serving as Chairman of the Nominating Committees of SAMF, AST and SASFR and Messrs. Devin, Grant and Shea, and Dr. Craven each receive a $1,213 annual retainer for serving as a member of the Nominating Committees of SAMF, AST and SASFR. Messrs. Devin, Grant and Shea, and Dr. Craven each receive $607 per scheduled meeting ($304 for telephonic meetings) and Mr. Gutman, as Chairman, receives $728 per scheduled meeting ($364 per telephonic meeting). The Nominating and Compensation Committee met once during the fiscal year ended March 31, 2014.

The Ethics Committee is responsible for applying the Code of Ethics applicable to a Fund’s Principal Executive Officer and Principal Accounting Officer to specific situations in which questions are presented to it and has the authority to interpret the Code of Ethics in any particular situation. The Ethics Committee will inform the Board of Trustees of violations or waivers to the Trust’s Code of Ethics, as appropriate. The members of the Ethics Committee are Messrs. Devin, Grant, Gutman and Shea, and Dr. Craven, with Dr. Craven serving as Chairman. Dr. Craven receives a $1,820 annual retainer for serving as Chairman of the Ethics Committees of SAMF, AST and SASFR and Messrs. Devin, Grant, Gutman and Shea each receive a $1,213 annual retainer for serving on the Ethics Committee of SAMF, AST and SASFR. Messrs. Devin, Grant, Gutman and Shea receive $607 per scheduled meeting ($304 for telephonic meeting) and Dr. Craven, as Chairman, receives $728 per scheduled meeting ($364 per telephonic meeting). The Ethics Committee met once during the fiscal year ended March 31, 2014.

The Governance Committee reviews and makes recommendations with respect to the size and composition of the Board and its committees and monitors and evaluates the functioning of the committees of the Board. The members of the Governance Committee are Messrs. Grant, Gutman, Devin and Shea, and Dr. Craven, with Mr. Devin serving as Chairman. Mr. Devin receives a $1,820 annual retainer for serving as Chairman of the Governance Committees of SAMF, AST and SASFR and Messrs. Grant, Gutman and Shea and Dr. Craven each receive a $1,213 annual retainer for serving on the Governance Committees of SAMF, AST and SASFR. Messrs. Grant, Gutman and Shea, and Dr. Craven each receive $607 per scheduled meeting ($304 for telephonic meeting) and Mr. Devin, as Chairman, receives $728 per scheduled meeting ($364 per telephonic meeting). The Governance Committee met once during the fiscal year ended March 31, 2014.

[1]	SAMF consists of the Trust, SAEF, Specialty Series, SunAmerica Series and SAMMF.

TRUSTEE OWNERSHIP OF FUND SHARES

The following table shows the dollar range of shares beneficially owned by each Trustee as of December 31, 2014.

Disinterested Trustees

Name of Trustee	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies[1]
Dr. Judith L. Craven	None	None
William F. Devin	None	Over $100,000
Richard W. Grant	None	None
Stephen J. Gutman	None	None
William Shea	None	None

[1]	The term “Family of Investment Companies” means any two or more registered investment companies that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. The Family of Investment Companies includes the Trust (3 portfolios); SAMMF (1 portfolio), SAEF (2 funds); SunAmerica Series (6 portfolios), AST (8 portfolios), Specialty Series (7 portfolios), SASFR (1 portfolio), SAST (40 portfolios), and SST (21 portfolios).

Interested Trustee(s)

Name of Trustee	Dollar Range of Equity Securities in the Trust[1]	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Peter A. Harbeck	None	$1-10,000

Trustee Compensation

The Trust pays each Disinterested Trustee’s annual compensation, in addition to reimbursement of out-of-pocket expenses, in connection with attendance at meetings of the Trustees. Specifically, each Disinterested Trustee receives from each fund within SAMF a pro rata portion (based upon the funds’ net assets) of $72,768 in annual compensation for acting as a trustee of SAMF ($109,152 in annual compensation for the Chairman of the Board). Each Disinterested Trustee of SAMF receives an additional $6,064 per attended quarterly meeting ($9,096 for the Chairman of the Board). Each Disinterested Trustee of SASFR receives $1,092 for each quarterly meeting attended ($1,638 for the Chairman of the Board) and $4,368 in annual compensation ($6,552 for the Chairman of the Board). In addition, each Disinterested Trustee of AST receives $24,264 in annual compensation for acting as Trustee to AST ($36,384 in annual compensation for the Chairman of the Board). Each Trustee receives from each portfolio within SAMF, SASFR and AST a pro rata portion of $3,032 in compensation for attendance at each Special Board Meeting ($4,548 for the Chairman of the Board). This per meeting fee will be allocated to each fund based upon such fund’s net assets and will also be allocated only to those funds that are subject to that meeting.

Trustees’ Retirement Plan

The Trustees of the Trust have adopted the SunAmerica Disinterested Trustees’ and Trustees’ Retirement Plan (the “Retirement Plan”) effective January 1, 1993, as amended, for the Disinterested Trustees. The Retirement Plan provides generally that a Disinterested Trustee may become a participant (“Participant”) in the Retirement Plan if he or she has at least 10 years of consecutive service as a Disinterested Trustee of any of the adopting SunAmerica mutual funds (the “Adopting Funds”)1 or has attained the age of 60 while a Disinterested Trustee and completed five (5) consecutive years of service as a Trustee of any Adopting Fund (an “Eligible Trustee”). Pursuant to the Retirement Plan, an Eligible Trustee may receive benefits upon (i) his or her death or disability while a Trustee or (ii) the termination of his or her tenure as a Trustee, other than removal for cause from each of the Adopting Funds with respect to which he or she is an Eligible Trustee.

[1]	The SAMF, AST and SASFR have adopted the Retirement Plan.

As of each of the first 10 birthdays after becoming a Participant and on which he or she is both a Trustee and a Participant, each Eligible Trustee will be credited with an amount equal to 50% of his or her regular fees (excluding committee fees) for services as a Disinterested Trustee of each Adopting Fund for the calendar year in which such birthday occurs. In addition, an amount equal to 8.50% of any amounts credited under the preceding statement during prior years is added to each Eligible Trustee’s account. The rights of any Participant to benefits under the Retirement Plan shall be an unsecured claim against the assets of the Adopting Funds. An Eligible Trustee may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum or in up to 15 annual installments. Any undistributed amounts shall continue to accrue interest at 8.50%.

Effective December 3, 2008, the Retirement Plan was amended to, among other things: (1) freeze the Retirement Plan as to future accruals for active Participants as of December 31, 2008; (2) prohibit Disinterested Trustees from first becoming Participants in the Retirement Plan after December 31, 2008; and (3) permit active Participants to elect to receive a distribution of their entire Retirement Plan account balance in 2009. The freeze on future accruals does not apply to Participants that commenced receiving benefits under the Retirement Plan on or before December 31, 2008.

The following table sets forth information summarizing the compensation of each Disinterested Trustee of the Trust for his/her services as a Trustee/Director to certain of the funds within the Fund Complex for the fiscal year ended March 31, 2014. Neither the Interested Trustee nor any officer of the Trust receives any compensation from the Trust for serving as a Trustee or an officer.

COMPENSATION TABLE

Trustee	Aggregate Compensation from Trust	Total Compensation from Trust and Fund Complex Paid to Trustee[1]
Dr. Judith L. Craven [2]	$11,567	$310,094
William F. Devin [2]	$11,400	$318,293
Richard W. Grant	$16,629	$194,133
Stephen J. Gutman	$11,575	$136,334
William Shea	$11,524	$138,673

[1]	Information is as of March 31, 2014 for the investment companies in the complex that pay fees to these Trustees. The complex consists of SAMF, AST, SASFR, SAST, SST, VALIC Co. I and VALIC Co. II.
[2]	Mr. Devin and Dr. Craven are also Trustees of VALIC Co. I and VALIC Co. II.

As of December 31, 2014, the Trustees and officers of the Trust owned in the aggregate less than 1% of the total outstanding shares of each class of each Fund.

The following shareholders owned of record or beneficially 5% or more of the indicated Fund Class’s shares outstanding as of December 31, 2014:

Name of Shareholders and Address	Fund and Class	Of Record or Beneficial Ownership	% of Ownership
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	SunAmerica U.S. Government Securities Class A	Record	24.51
SunAmerica Focused Multi-Asset Strategy Fund 2929 Allen Pkwy #A8-10 Houston, TX 77019-7100	SunAmerica U.S. Government Securities Class A	Record	8.62
SunAmerica Focused Balanced Strategy Fund 2929 Allen Pkwy #A8-10 Houston, TX 77019-7100	SunAmerica U.S. Government Securities Class A	Record	6.79
Merrill Lynch, Pierce, Fenner & Smith, Inc., for the sole benefit of its customers 4800 Deer Lake Drive East 2nd Fl Jacksonville, FL 32246-6484	SunAmerica Strategic Bond Class A	Record	10.42
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	SunAmerica Strategic Bond Class A	Record	10.12
Charles Schwab & Co, Inc. Spec Custody for benefit of cust 211 Main Street San Francisco, CA 94105-1905	SunAmerica Strategic Bond Class A	Record	8.98
UBS Financial Services Inc. FBO UBS WM USA Omni Account M/F 499 Washington Blvd Floor 9 Jersey City, NJ 07310-2055	SunAmerica Strategic Bond Class A	Record	6.94
First Clearing LLC Special custody acct for the exclusive benefit of customer 2801 Market Street Saint Louis, MO 63103-2523	SunAmerica Strategic Bond Class A	Record	6.93
SunAmerica Focused Balanced Strategy Fund 2929 Allen Pkwy #A8-10 Houston, TX 77019-7100	SunAmerica Strategic Bond Class A	Record	6.79
Merrill Lynch, Pierce, Fenner & Smith, Inc., for the sole benefit of its customers 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	SunAmerica Flexible Credit Class A	Record	17.11
Pershing LLC Special Custody Account for the exclusive benefit of its customers 1 Pershing Plaza Jersey City, NJ 07399-0002	SunAmerica Flexible Credit Class A	Record	11.60
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	SunAmerica Flexible Credit Class A	Record	9.91
SunAmerica Focused Balanced Strategy Fund 2929 Allen Pkwy #A8-10 Houston, TX 77019-7100	SunAmerica Flexible Credit Class A	Record	9.02
SunAmerica Focused Multi-Asset Strategy Fund 2929 Allen Pkwy #A8-10 Houston, TX 77019-7100	SunAmerica Flexible Credit Class A	Record	8.49
First Clearing LLC Special custody acct for the exclusive benefit of customer 2801 Market Street Saint Louis, MO 63103-2523	SunAmerica Flexible Credit Class A	Record	5.88
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	SunAmerica U.S. Government Securities Class B	Record	31.51
Merrill Lynch, Pierce, Fenner & Smith, Inc., for the sole benefit of its customers 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	SunAmerica U.S. Government Securities Class B	Record	15.42
First Clearing LLC Special custody acct for the exclusive benefit of customer 2801 Market Street Saint Louis, MO 63103-2523	SunAmerica U.S. Government Securities Class B	Record	13.77
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	SunAmerica Strategic Bond Class B	Record	42.83
Merrill Lynch, Pierce, Fenner & Smith, Inc., for the sole benefit of its customers 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	SunAmerica Strategic Bond Class B	Record	18.62
First Clearing LLC Special custody acct for the exclusive benefit of customer 2801 Market Street Saint Louis, MO 63103-2523	SunAmerica Strategic Bond Class B	Record	9.49
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	SunAmerica Flexible Credit Class B	Record	30.56
Merrill Lynch, Pierce, Fenner & Smith, Inc., for the sole benefit of its customers 4800 Deer Lake Drive East 2nd Fl Jacksonville, FL 32246-6484	SunAmerica Flexible Credit Class B	Record	11.74
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	SunAmerica Flexible Credit Class B	Record	7.06
Charles Schwab & Co, Inc. Special Custody Acct FBO Customers 211 Main Street San Francisco, CA 94105-1905	SunAmerica Flexible Credit Class B	Record	6.75
First Clearing LLC Special custody acct for the exclusive benefit of customer 2801 Market Street Saint Louis, MO 63103-2523	SunAmerica Flexible Credit Class B	Record	5.13
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	SunAmerica U.S. Government Securities Class C	Record	13.35
Merrill Lynch, Pierce, Fenner & Smith, Inc., for the sole benefit of its customers 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	SunAmerica U.S. Government Securities Class C	Record	12.52
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	SunAmerica U.S. Government Securities Class C	Record	5.55
Merrill Lynch, Pierce, Fenner & Smith, Inc., for the sole benefit of its customers 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	SunAmerica Strategic Bond Class C	Record	29.68
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	SunAmerica Strategic Bond Class C	Record	12.75
UBS Financial Services Inc. FBO UBS WM USA Omni Account M/F 499 Washington Blvd Floor 9 Jersey City, NJ 07310-2055	SunAmerica Strategic Bond Class C	Record	11.43
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	SunAmerica Strategic Bond Class C	Record	9.68
First Clearing LLC Special custody acct for the exclusive benefit of customer 2801 Market Street Saint Louis, MO 63103-2523	SunAmerica Strategic Bond Class C	Record	5.37
First Clearing LLC Special custody acct for the exclusive benefit of customer 2801 Market Street Saint Louis, MO 63103-2523	SunAmerica Flexible Credit Class C	Record	13.54
Merrill Lynch, Pierce, Fenner & Smith, Inc., for the sole benefit of its customers 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	SunAmerica Flexible Credit Class C	Record	16.65
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	SunAmerica Flexible Credit Class C	Record	19.5
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	SunAmerica Flexible Credit Class C	Record	8.3
UBS Financial Services Inc. FBO UBS WM USA Omni Account M/F 499 Washington Blvd Floor 9 Jersey City, NJ 07310-2055	SunAmerica Flexible Credit Class W	Record	91.90

A shareholder who owns beneficially, directly or indirectly, 25% or more of a Fund’s outstanding voting securities may be deemed to “control” (as defined in the 1940 Act) that Fund.

ADVISER, SUBADVISER, PERSONAL SECURITIES TRADING,

DISTRIBUTOR AND SERVICING AGENT

The Adviser

SunAmerica, which was organized as a Delaware corporation in 1982, is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992, and acts as adviser to each of the Funds pursuant to the Investment Advisory and Management Agreement dated January 1, 1999 (the “Advisory Agreement”) with the Trust, on behalf of each Fund. Effective upon the close of business on December 31, 2014, the adviser was reorganized as a Delaware limited liability company. As of December 31, 2014, the Adviser managed, advised and/or administered assets of approximately $72.4 billion. The Adviser is a wholly-owned subsidiary of American General Life Insurance Company, which in turn is a wholly owned subsidiary of SunAmerica Financial Group, Inc., which in turn is a wholly owned subsidiary of SAFG Retirement Services, Inc., which in turn is a wholly-owned subsidiary of American International Group, Inc. (“AIG”). AIG, a Delaware corporation, is a holding company that through its subsidiaries is primarily engaged in a broad range of insurance and insurance related activities and financial services in the U.S. and abroad. AIG, through its subsidiaries, is also engaged in a range of financial services activities.

Under the Advisory Agreement, SunAmerica serves as investment adviser for, and selects and manages the investments of, each Fund except for those Funds for which the Adviser employs a subadviser. SunAmerica also provides various administrative services and supervises the Funds’ daily business affairs, subject to general review by the Trustees.

Except to the extent otherwise specified in the Advisory Agreement, each Fund pays, or causes to be paid, all other expenses of the Trust and each of the Funds, including, without limitation, charges and expenses of any registrar, custodian, transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing of share certificates; registration costs of the Funds and their shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing Prospectuses and SAIs regarding the Funds, and supplements thereto, to the shareholders of the Funds; all expenses of shareholders’ and Trustees’ meetings and of preparing, printing and mailing proxy statements and reports to shareholders; all expenses incident to any dividend, withdrawal or redemption options; fees and expenses of legal counsel and independent registered public accounting firms; membership dues of industry associations; interest on borrowings of the Funds; postage; insurance premiums on property or personnel (including officers and Trustees) of the Trust which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Trust’s operation.

As compensation for its services to the Funds, SunAmerica receives a fee from each Fund, payable monthly, computed daily at the following annual rates:

Fund	Fee
U.S. Government Securities Fund	0.65% of average daily net assets up to $200 million; 0.62% of the next $200 million; and 0.55% of average daily net assets in excess of $400 million.
Strategic Bond Fund	0.65% of average daily net assets up to $350 million; and 0.60% of average daily net assets in excess of $350 million.
Flexible Credit Fund	0.75% of average daily net assets up to $200 million; 0.72% of the next $200 million; and 0.55% of average daily net assets in excess of $400 million.

The following tables set forth the total advisory fees received by the Adviser from each Fund pursuant to the Advisory Agreement for the fiscal years ended March 31, 2014, 2013 and 2012 and the total advisory fees waived by the Adviser during the same periods.

Advisory Fees

Fund	2014	2013	2012
U.S. Government Securities Fund	$808,571	$893,537	$982,896
Strategic Bond Fund	$3,590,135	$3,890,736	$3,614,973
Flexible Credit Fund	$865,875	$954,873	$951,292

Advisory Fees Waived

Fund	2014	2013	2012
U.S. Government Securities Fund	$0	$0	$0
Strategic Bond Fund	$0	$0	$0
Flexible Credit Fund	$0	$0	$0

PineBridge Investments LLC (“PineBridge”) is subadviser to the Strategic Bond Fund. PineBridge is located at 399 Park Avenue, New York, NY 10022, and is responsible for investment decisions of the Strategic Bond Fund. PineBridge is an indirect subsidiary of Bridge Partners, L.P., a partnership formed by Pacific Century Group, an Asia-based private investment group. PineBridge provides investment advice and markets asset management products and services to clients around the world. As of December 31, 2014, PineBridge managed approximately $72.9 billion. SunAmerica, and not the Strategic Bond Fund, compensates PineBridge for its services. Pursuant to the terms of the Subadvisory Agreement between SunAmerica and PineBridge, SunAmerica pays PineBridge a subadvisory fee equal to an annual rate of 0.35% of average daily net assets of Strategic Bond Fund on the first $200 million, 0.25% on the next $300 million and 0.20% thereafter.

Newfleet Asset Management, LLC (“Newfleet”) is the subadviser to the Flexible Credit Fund. Newfleet is a Delaware limited liability company with principal offices at 100 Pearl Street, Hartford, Connecticut 06103. Newfleet provides investment services to investment companies, foundations, endowments, trusts, pension and profit sharing plans, corporations, public funds, multi-employer plans, a private commingled trust, collateralized debt obligation pools, a collateralized loan obligation pool, an UCITS and private clients. Newfleet is a registered investment adviser and an indirect, wholly-owned subsidiary of Virtus Investment Partners, Inc., a publicly traded company, and has been in business since 1989. As of December 31, 2014, Newfleet managed approximately $12.7 billion in client assets. SunAmerica, and not the Fund, compensates Newfleet for its services. Effective October 1, 2014, Newfleet replaced Wellington Management Company LLP (“Wellington Management”) as the subadviser to the Flexible Credit Fund. Pursuant to the Subadvisory Agreement between SunAmerica and Newfleet, SunAmerica pays Newfleet a subadvisory fee equal to an annual rate of 0.30% of the first $200 million of average daily net assets of the Flexible Credit Fund, 0.25% of the next $200 million and 0.15% thereafter.

The following tables set forth the total subadvisory fees paid by SunAmerica pursuant to the Subadvisory Agreements with respect to certain of the Funds for the fiscal years ended March 31, 2014, 2013 and 2012 and the total subadvisory fees waived, as applicable, during these same periods.

Subadvisory Fees

Fund	2014	2013	2012
Strategic Bond Fund	$1,588,361	$1,688,578	$1,596,658
Flexible Credit Fund*	$461,800	$509,266	$507,356

*	Wellington Management served as the subadviser to the Flexible Credit Fund through the close of business on September 30, 2014. Therefore, the subadvisory fees reflected in the table above with respect to this Fund for the fiscal year ended March 31, 2014 were paid to Wellington Management. Effective October 1, 2014, Newfleet became the subadviser to the Flexible Credit Fund.

Pursuant to an Expense Limitation Agreement, SunAmerica is contractually obligated to waive its fees and/or reimburse expenses to the extent that the Total Annual Fund Operating Expenses exceed the amounts in the table below. For purposes of the Expense Limitation Agreement, “Total Annual Fund Operating Expenses” shall not include extraordinary expenses, as determined under generally accepted accounting principles, such as litigation, or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes and governmental fees, and other expenses not incurred in the ordinary course of a Fund’s business. These expense waivers and/or fee reimbursements will continue indefinitely, subject to termination by the Trustees, including a majority of the Disinterested Trustees.

Fund	Class A	Class B	Class C	Class W
U.S. Government Securities Fund	0.99%	—	1.64%	—
Strategic Bond Fund	1.40%	2.05%	2.05%	1.20%
Flexible Credit Fund	1.45%	—	2.10%	1.25%

SunAmerica also may voluntarily waive and/or reimburse additional amounts to increase the investment return to a Fund’s investors. This fee waiver arrangement may be terminated at any time at the option of SunAmerica.

Further, any waivers or reimbursements made by SunAmerica with respect to the U.S. Government Securities Fund are subject to recoupment by SunAmerica from that Fund within two years after the occurrence of the waiver and/or reimbursement, provided that the Fund is able to effect such payment to SunAmerica and remain in compliance with expense limitations in effect at the time the waivers and/or reimbursement occurred. The potential recoupments are accounted for as possible contingent liabilities that are not recordable on the balance sheet of a Fund until collection is probable, but appear as footnote disclosure to each Fund’s financial statements. At such time as it appears probable that a Fund is able to effect such recoupments and that SunAmerica intends to seek such recoupment, the amount of the recoupment will be accrued as an expense of the Fund for that current period.

SunAmerica made the following fee waivers and/or expense reimbursements for the fiscal years ended March 31, 2014, 2013 and 2012:

Fee Waivers and/or Expense Reimbursements

Fund Level Expenses Reimbursed	2014	2013	2012
U. S. Government Securities Fund	$179,558	$202,369	$228,626
Strategic Bond Fund	$—	$—	$—
Flexible Credit Fund	$—	$—	$—

Class Level Expenses Reimbursed	2014	2013	2012
U. S. Government Securities Fund
Class A	$288,050	$297,796	$315,150
Class B*	$22,943	$21,636	$22,735
Class C	$39,432	$42,702	$45,128
Strategic Bond Fund
Class A	$—	$—	$—
Class B	$—	$—	$—
Class C	$—	$—	$—
Class W†	$—	$—	$—
Flexible Credit Fund
Class A	$122,515	$122,623	$137,828
Class B*	$31,069	$28,454	$33,089
Class C	$58,289	$59,092	$69,274
Class W‡	$—	$—	$—

As of March 31, 2014, expenses previously waived or reimbursed by SunAmerica that are subject to recoupment are as follows:

Fund Level Expenses
U. S. Government Securities Fund	$381,927

Class Level Expenses
U. S. Government Securities Fund
Class A	$585,846
Class B*	$44,579
Class C	$82,134

*	On January 27, 2015, all outstanding Class B shares of the U.S. Government Securities Fund and the Flexible Credit Fund were converted to Class A shares of each Fund.
†	On January 28, 2015, Class W shares of the Strategic Bond Fund commenced offering.
‡	On October 1, 2014, Class W shares of the Flexible Credit Fund commenced offering

Additional Information about the Portfolio Managers

The following table indicates the number of other accounts managed by each Portfolio Manager and the total assets in the accounts in each of the following categories as of March 31, 2014 (unless otherwise indicated): Registered Investment Companies (“RIC”), Other Pooled Investments (“OPI”), and Other Accounts (“OA”). For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

			Number of Other Accounts Managed and Total Assets by Account ($ millions except as noted)			Number of Accounts and Total Assets Which Advisory Fee is Performance Based ($ millions except as noted)
Fund	Adviser/ Subadviser	Portfolio Manager	RIC	OPI	OA	RIC	OPI	OA
U.S. Government Securities Fund	SunAmerica	A. Doulos	4	0	0	0	0	0
			$1,348	$0	$0	$0	$0	$0
		T. Campion*	24	0	0	0	0	0
			$31,750	$0	$0	$0	$0	$0
		K. Murphy*	17	0	0	0	0	0
			$22,431	$0	$0	$0	$0	$0
Strategic Bond Fund	PineBridge	J. Yovanovic	10	4	5	0	0	0
			$1,129.1	$908.6	$715	$0	$0	$0
		A. King	3	4	7	0	0	0
			$179.4	$511.8	$568.9	$0	$0	$0
		R. Vanden	16	1	14	0	0	0
		Assem	$1,426	$5.04	$1,350.9	$0	$0	$0
			10	1	17	0	0	0
		Dana G. Burns*	$1,535.5	$5.5	$2,593.1	$0	$0	$0
Flexible Credit Fund	Newfleet	D. Albrycht†	14	2	0	0	0	0
			$11,772.5	$25.6	$0	$0	$0	$0
		F. Ossino†	3	1	1	0	0	0
			$1,203.8	$5.1	$483.1	$0	$0	$0
		J. Stanley†	2	0	0	0	0	0
			$242.6	$0	$0	$0	$0	$0

*	Information provided as of May 31, 2014.
†	Information provided as of June 30, 2014.

Fund Ownership

The following table indicates the dollar range of equity securities in the Funds beneficially owned by the portfolio managers and the value of those shares as of March 31, 2014.

Fund	Name of Portfolio Manager	Dollar Range of Equity Securities in the Funds Owned by Portfolio Managers
U.S. Government Securities Fund	Andrew Doulos	None
	Timothy Campion*	None
	Kara Murphy*	None

Strategic Bond Fund	John Yovanovic	None
	Anthony King	None
	Robert Vanden Assem	None
	Dana G. Burns*	None

Flexible Credit Fund	David Albrycht†	None
	Francesco Ossino†	None
	Jonathan Stanley†	None

*	Information provided as of May 31, 2014.
†	Information provided as of June 30, 2014.

SunAmerica’s Portfolio Manager Compensation

Portfolio manager compensation is comprised of a salary, a short-term incentive (“STI”) bonus, and where eligible, a long-term incentive (“LTI”) bonus. The salary is a fixed annual salary, and is generally based on the portfolio managers’ responsibilities and leadership role within the organization. The STI bonus is an annual, discretionary, cash award and is based on both the individual’s performance and the performance of AIG Life and Retirement over the current compensation period. In addition, SunAmerica may award an LTI bonus to eligible portfolio managers who consistently meet or exceed relative performance criteria. The LTI award may vary depending on the performance of the organization over a multi-year time period and is paid in annual installments upon completion of the performance period.

SunAmerica believes its compensation program is adequate to incentivize portfolio managers and analysts to seek maximum performance within risk parameters described in the Portfolios’ prospectuses.

PineBridge’s Portfolio Manager Compensation

Compensation for all PineBridge portfolio managers consists of both a salary and a bonus component. The salary component is a fixed base salary, and does not vary based on a portfolio manager’s performance. Generally, salary is based upon several factors, including experience and market levels of salary for such position. The bonus component is generally discretionarily determined based both on a portfolio manager’s individual performance and the overall performance of PineBridge. In assessing individual performance of portfolio managers, both qualitative performance measures and also quantitative performance measures assessing the management of a portfolio manager’s funds are considered. A portfolio manager may also receive a long-term compensation component, either in the form of a partnership interest in the firm or as a cash-based award the ultimate value of which would depend upon financial performance of the firm.

Newfleet’s Portfolio Manager Compensation

Newfleet believes that the firm’s compensation program is competitive and adequate to attract and retain high-caliber investment professionals. Investment professionals at Newfleet receive a competitive base salary, an incentive bonus opportunity (which generally constitutes a significant portion of total compensation), a long-term bonus and a benefits package.

Base Salary. Each portfolio manager is paid a fixed base salary, which is designed to be competitive in light of the individual’s experience and responsibilities. Newfleet management uses compensation survey results of investment industry compensation conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.

Incentive Bonus. An “incentive bonus” can be defined as a cash award targeted to reward portfolio performance, acquisition of new assets, client feedback, and the achievement of overall firm-wide goals. Incentive bonus pools are based upon individual firm profits and in some instances overall Newfleet profitability. The short-term incentive payment is generally paid in cash, but a portion may be made in parent company RSUs. Individual payments are assessed using comparisons of actual investment performance with specific peer group or index measures established at the beginning of each calendar year.

Long-Term Bonus. A “long-term bonus” can be defined as equity options targeted to reward similar performance parameters. Performance of the funds/accounts managed is measured over one-, three- and five-year periods. Generally, an individual manager’s participation is based on the performance of each fund/account managed as weighted roughly by total assets in each of these funds/accounts. In certain instances comparison of portfolio risk factors to peer or index risk factors, as well as achievement of qualitative goals, may also be components of the individual payment potential.

Other Benefits. Portfolio managers are also eligible to participate in broad-based plans offered generally to employees of Newfleet, including 401(k), health and other employee benefit plans.

Potential Conflicts of Interest

As shown in the tables above, the portfolio managers are responsible for managing other accounts for multiple clients, including affiliated clients (“Other Client Accounts”), in addition to the Funds. In certain instances, conflicts may arise in their management of a Fund and such Other Client Accounts. The portfolio managers aim to conduct their activities in such a manner that permits them to deal fairly with each of their clients on an overall basis in accordance with applicable securities laws and fiduciary obligations.

•	Trade Allocations. One situation where a conflict may arise between a Fund and Other Client Accounts is in the allocation of trades among the Fund and the Other Client Accounts. For example, the Adviser or the subadviser may determine that there is a security that is suitable for a Fund as well as for Other Client Accounts which have a similar investment objective. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security, which may adversely affect the value of securities held by the Fund. The Funds, the Adviser and the subadviser have adopted policies and procedures regarding the allocation of trades and brokerage, which the Fund, the Adviser and the subadviser believe address the conflicts associated with managing multiple accounts for multiple clients (including affiliated clients). The policies and procedures generally require that securities be allocated among the Funds and Other Client Accounts in a manner that is fair, equitable and consistent with their fiduciary obligations to each.

•	Allocation of Portfolio Managers’ Time. The portfolio managers’ management of the Funds and Other Client Accounts may result in a portfolio manager devoting a disproportionate amount of time and attention to the management of a Fund and Other Client Accounts if the Funds and Other Client Accounts have different objectives, benchmarks, time horizons, and fees. Generally, the Adviser and/or the subadviser, as the case may be, seek to manage such competing interests for the time and attention of the portfolio managers. Although the Adviser and the subadviser do not track the time a portfolio manager spends on the Fund or a single Other Client Account, they do periodically assess whether a portfolio manager has adequate time and resources to effectively manage all of such portfolio manager’s accounts. In certain instances, portfolio managers may be employed by two or more employers.

•	Personal Trading by Portfolio Managers. The management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While generally the Adviser’s and subadvisers’ Codes of Ethics will impose limits on the ability of a portfolio manager to trade for his or her personal account, especially where such trading might give rise to a potential conflict of interest, there is no assurance that the Adviser’s and subadvisers’ Codes of Ethics will eliminate such conflicts.

PineBridge

PineBridge recognizes that it may be subject to a conflict of interest with respect to allocations of investment opportunities and transactions among its clients. To mitigate these conflicts, PineBridge’s policies and procedures seek to provide that investment decisions are made in accordance with the fiduciary duties owed to such accounts and without consideration of PineBridge’s economic, investment or other financial interests. Personal securities transactions by an employee may raise a potential conflict of interest when an employee trades in a security that is considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client, in that the employee may be able to personally benefit from prior knowledge of transactions for a client by trading in a personal account. PineBridge has policies to address potential conflicts of interest when its employees buy or sell securities also bought or sold for clients. Under certain circumstances, conflicts may arise in cases where different clients of PineBridge invest in different parts of a single issuer’s capital structure, including circumstances in which one or more PineBridge clients may own private securities or obligations of an issuer and other PineBridge clients may own public securities of the same issuer. Such conflicts of interest will be discussed and resolved on a case-by-case basis and will take into consideration the interest of the relevant clients, the circumstances giving rise to the conflict, and applicable regulations.

Newfleet

Newfleet has responsibility for managing multiple client accounts, including accounts with similar investment objectives, policies and strategies to those of the Fund. As a result, potential conflicts of interest may arise. For instance, Newfleet may receive fees from certain client accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. Newfleet and its associates attempt to avoid conflicts of interest that may arise as a result of the management of multiple client accounts. From time to time, Newfleet may recommend or cause a client to invest in a security in which another client of Newfleet has an ownership position. Newfleet has adopted certain procedures intended to treat all client accounts in a fair and equitable manner. Newfleet has specific protocols in place to aggregate and allocate trades in a fair manner to all clients for whom it trades.

Personal Securities Trading

The Trust, SunAmerica and the Distributor have adopted a written Code of Ethics (the “SunAmerica Code”) pursuant to Rule 17j-1 under the 1940 Act, which restricts the personal investing by certain Access Persons of the Funds in securities that may be held or purchased by the Funds to ensure that such investments do not disadvantage the Funds. SunAmerica reports to the Board of Trustees on a quarterly basis as to whether there were any violations of the SunAmerica Code by Access Persons of the Trust (as defined in the SunAmerica Code) or SunAmerica during a quarter. The SunAmerica Code is filed as an exhibit to each Fund’s registration statement and instructions concerning how these documents can be obtained may be found on the back cover of the Funds’ Prospectus.

Each of Newfleet and PineBridge (the “Subadvisers”) has adopted a written Code of Ethics. Further, the Subadvisers report to SunAmerica on a quarterly basis as to whether there were any Code of Ethics violations by employees thereof who may be deemed Access Persons of the Trust insofar as such violations related to the Trust. In turn, SunAmerica reports to the Board of Trustees as to whether there were any violations of the SunAmerica Code by Access Persons.

The Distributor

The Trust, on behalf of each Fund, has entered into a distribution agreement (the “Distribution Agreement”) with ACS (the “Distributor”), a registered broker-dealer and an indirect wholly owned subsidiary of AIG, to act as the principal underwriter in connection with the continuous offering of each class of shares of each Fund. The address of the Distributor is Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992. The Distribution Agreement provides that the Distributor has the exclusive right to distribute shares of the Funds through its registered representatives and authorized broker-dealers. The Distribution Agreement also provides that the Distributor will pay the promotional expenses, including the incremental cost of printing and distributing prospectuses, annual reports and other periodic reports respecting each Fund, for distribution to persons who are not shareholders of such Fund and the costs of preparing and distributing any other supplemental sales literature. However, certain promotional expenses may be borne by the Funds (see “Distribution Plans” below).

ACS serves as Distributor of Class W shares and incurs the expenses of distributing these shares under the Distribution Agreement, none of which expenses are reimbursed or paid by the Trust.

The Distribution Agreement continues in effect from year to year, with respect to each Fund, if such continuance is approved at least annually by vote of a majority of the Trustees, including a majority of the Disinterested Trustees. The Trust or the Distributor each has the right to terminate the Distribution Agreement with respect to a Fund on 60 days’ written notice, without penalty. The Distribution Agreement automatically terminates with respect to each Fund in the event of its assignment (as defined in the 1940 Act and the rules thereunder).

The Distributor may, from time to time, pay additional commissions or promotional incentives to brokers, dealers or other financial services firms that sell shares of a Fund. In some instances, such additional commissions, fees or other incentives may be offered only to certain firms, including firms affiliated with the Distributor, that sell or are expected to sell during specified time periods certain minimum amounts of shares of the Fund, or of other funds underwritten by the Distributor. In addition, the terms and conditions of any given promotional incentive may differ from firm to firm. Such differences will, nevertheless, be fair and equitable, and based on such factors as size, geographic location, or other reasonable determinants, and will in no way affect the amount paid by any investor.

The Trust has entered into an Administration and Shareholder Services Agreement (the “Class W Service Agreement”) with ACS to provide additional shareholder services to Class W shareholders. Pursuant to the Class W Service Agreement, as compensation for various services rendered, the Distributor receives a fee from the Trust of 0.15% of the daily net assets of Strategic Bond Fund’s and Flexible Credit Fund’s Class W shares.

Distribution Plans. As indicated in the Prospectus, the Trustees of the Trust and the shareholders of each class of shares of each Fund have adopted Distribution Plans (the “Class A Plan,” the “Class B Plan,” and the “Class C Plan,” and, collectively, the “Distribution Plans”). Reference is made to “Fund Management” in the Prospectus for certain information with respect to the Distribution Plans. There is no Distribution Plan in effect for Class W shares.

Under the Class A Plan, the Distributor may receive payments from a Fund at an annual rate of 0.10% of average daily net assets of such Fund’s Class A shares to compensate the Distributor and certain securities firms for providing sales and promotional services for distributing that class of shares. Under the Class B and Class C Plans, the Distributor may receive payments from a Fund at the annual rate of 0.75% of the average daily net assets of such Fund’s Class B and Class C shares to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. The distribution costs for which the Distributor may be reimbursed out of such distribution fees include fees paid to broker-dealers that have sold Fund shares, commissions and other expenses such as sales literature, prospectus printing and distribution and compensation to wholesalers. It is possible that in any given year the amount paid to the Distributor under any of the Distribution Plans will exceed the Distributor’s distribution costs as described above. The Distribution Plans provide that each class of shares of each Fund may also pay the Distributor an account maintenance and service fee of up to 0.25% of the aggregate average daily net assets of such class of shares for payments to broker-dealers for providing continuing account maintenance. In this regard, some payments are used to compensate broker-dealers with account maintenance and service fees in an amount up to 0.25% per year of the assets maintained in a Fund by their customers.

The following table sets forth the distribution and account maintenance fees the Distributor received from the Funds for the fiscal year ended March 31, 2014.

Distribution and Account Maintenance Fees

Fund	2014
	Class A	Class B	Class C
U.S. Government Securities Fund*	$389,108	$39,371	$92,851
Strategic Bond Fund	$1,013,141	$507,230	$2,289,966
Flexible Credit Fund*	$248,459	$125,633	$318,982

Fund	2013
	Class A	Class B	Class C
U.S. Government Securities Fund*	$415,126	$48,447	$140,152
Strategic Bond Fund	$1,056,643	$548,986	$2,624,929
Flexible Credit Fund*	$273,664	$131,243	$360,024

Fund	2012
	Class A	Class B	Class C
U.S. Government Securities Fund*	$461,690	$50,866	$142,167
Strategic Bond Fund	$958,668	$513,959	$2,480,277
Flexible Credit Fund*	$268,310	$133,290	$368,499

*	On January 27, 2015, all outstanding Class B shares of the U.S. Government Securities Fund and the Flexible Credit Fund were converted to Class A shares of each Fund.

During the fiscal year ended March 31, 2014, the Distributor incurred the following expenses in connection with its distribution of the Funds’ shares:

Flexible Credit Fund	Class A	Class B†	Class C
Compensation to sales personnel	$58,109	$4,342	$8,949
Compensation to broker-dealers*	85,789	51,299	125,359
Advertising	4,800	851	2,146
Printing and mailing of prospectuses to other than current shareholders	2,111	368	938
Other Expenses#	15,577	8,257	10,673

Strategic Bond Fund	Class A	Class B	Class C
Compensation to sales personnel	$210,120	$13,742	$63,228
Compensation to broker-dealers*	235,076	152,320	636,844
Advertising	19,987	3,462	15,910
Printing and mailing of prospectuses to other than current shareholders	8,380	1,478	6,642
Other Expenses#	43,030	13,043	35,486

U.S. Government Securities Fund	Class A	Class B†	Class C
Compensation to sales personnel	$73,605	$709	$1,427
Compensation to broker-dealers*	127,039	9,371	50,444
Advertising	7,509	272	656
Printing and mailing of prospectuses to other than current shareholders	3,242	113	266
Other Expenses#	20,603	7,177	7,855

*	For Class B and Class C shares, these amounts include advance commissions paid out to broker-dealers, if any.
#	Other Expenses include miscellaneous printing and marketing overhead expenses.
†	On January 27, 2015, all outstanding Class B shares of the U.S. Government Securities Fund and the Flexible Credit Fund were converted to Class A shares of each Fund.

Continuance of the Distribution Plans with respect to each Fund is subject to annual approval by vote of the Trustees, including a majority of the Disinterested Trustees. A Distribution Plan may not be amended to increase materially the amount authorized to be spent thereunder with respect to a class of shares of a Fund, without approval of the shareholders of the affected class of shares of the Fund. In addition, all material amendments to the Distribution Plans must be approved by the Trustees in the manner described above. A Distribution Plan may be terminated at any time with respect to a Fund without payment of any penalty by vote of a majority of the Disinterested Trustees or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the affected class of shares of the Fund. So long as the Distribution Plans are in effect, the election and nomination of the Disinterested Trustees of the Trust shall be committed to the discretion of the Disinterested Trustees. In the Trustees’ quarterly review of the Distribution Plans, they will consider the continued appropriateness of, and the level of, compensation provided in the Distribution Plans. In their consideration of the Distribution Plans with respect to a Fund, the Trustees must consider all factors they deem relevant, including information as to the benefits of the Fund and the shareholders of the relevant class of the Fund.

Distribution and Account Maintenance Fees

The Distributor serves as distributor of Class W shares and incurs the expenses of distributing the Class W shares under the Distribution Agreement, none of which are reimbursed or paid by the Flexible Credit Fund or the Strategic Bond Fund.

The Trust, on behalf of Class W shares of the Flexible Credit Fund and the Strategic Bond Fund, has entered into a Service Agreement (the “Class W Service Agreement”) with the Distributor to provide additional shareholder services to Class W shareholders. Pursuant to the Class W Service Agreement, as compensation for services rendered, the Distributor receives a fee from the Flexible Credit Fund and the Strategic Bond Fund of 0.15% of the daily net assets of each Fund’s Class W Shares.

Payments to Financial Institutions

As described in the Prospectus, the Distributor, SunAmerica, or their affiliates may make payments to Financial Institutions, including certain broker-dealers within the Advisor Group, Inc. and The Variable Annuity Life Insurance Company (“VALIC”), affiliates of SunAmerica, other than the standard dealer concessions listed under “Calculation of Sales Charges” in the Prospectus, or the distribution or service fees that may be made by the Distributor to Financial Institutions pursuant to the Distribution Plans. The additional payments may be made in the form of sales charge or service fee payments over and above the standard payment rate (made by the Distributor to broker-dealers in connection with distribution-related or accountant maintenance services under the Distribution Plans), or in the form of other “revenue sharing” payments that may be paid to Financial Institutions, as described in the Prospectus. These additional payments are collectively referred to as “revenue sharing payments.”

The Distributor, SunAmerica and their affiliates make revenue sharing payments to Financial Institutions that generally range from 0.03% to 0.40% of Fund assets serviced and maintained by the Financial Institution and/or from 0.05% to 0.25% of gross or net sales of Fund shares attributable to the Financial Institution. Payments may also take the form of flat fees payable on a one-time or periodic basis, including, but not limited to, in connection with the initial set-up of the Fund on a Financial Institution’s platform, for inclusion on a Financial Institution’s preferred list of funds offered to its clients or for other marketing, sales support, educational or training programs.

The list below includes the names of the Financial Institutions that received revenue sharing payments in connection with distribution-related or other services provided to the Funds in the calendar year ended December 31, 2014. This list is subject to change and the Distributor, SunAmerica, or their affiliates may, from time to time revise or terminate existing arrangements with such entities, or may enter into new arrangements with Financial Institutions that are not presently listed below.

Advisor Group

Ameriprise Financial

Charles Schwab & Co.

First Clearing Corp

Janney Montgomery Scott

LPL Financial

Merrill Lynch

Morgan Stanley Wealth Management

National Financial Services/Fidelity Services

Oppenheimer & Co.

Raymond James & Associates

RBC Wealth Management

Robert W. Baird

Stifel, Nicolaus & Co, Inc.

TD Ameritrade Trust Company

UBS Financial Services

VALIC Financial Advisors

Vanguard Group

Wells Fargo Advisors

These payments may create a conflict of interest by influencing the Financial Institution and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your Financial Institution’s Website for more information.

In addition to the dealer concessions and the Distribution Plan and revenue sharing payments described above and in the Prospectus, the Funds, Distributor, SunAmerica or their affiliates may also make payments to Financial Institutions in connection with administrative, sub-accounting and networking services (i.e., services to support the electronic transmission of shareholder orders through the National Securities Clearing Corporation). These fees are separate from the fees described above and from the fees paid by the Funds to SAFS (as defined below), the Transfer Agent (as defined below) or to SunAmerica pursuant to the Administrative Services Agreement and to the Distributor pursuant to the Class W Service Agreement.

Servicing Agent. The Trust has entered into a service agreement (the “Service Agreement”), under the terms of which SunAmerica Fund Services, Inc. (“SAFS”), an affiliate of SunAmerica, acts as a servicing agent assisting State Street and Trust Company (“State Street”) in connection with certain services offered to the shareholders of each of the Funds. Under the terms of the Service Agreement, SAFS may receive reimbursement of its costs in providing such shareholder services. SAFS is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.

The Service Agreement continues in effect from year to year provided that such continuance is approved annually by vote of a majority of the Trustees including a majority of the Disinterested Trustees.

Pursuant to the Service Agreement, as compensation for services rendered, SAFS receives a fee from the Trust, computed and payable monthly based upon an annual rate of 0.22% of average daily net assets for Class A, Class B, Class C and Class W shares. From this fee, SAFS pays a fee to State Street, and its affiliate, Boston Financial Data Services (“BFDS” and with State Street, the “Transfer Agent”) (other than out-of-pocket charges of the Transfer Agent which are paid by the Trust). The out-of-pocket charges of the Transfer Agent include charges for services relating to anti-money laundering procedures under the USA PATRIOT Act of 2001, as amended. For further information regarding the Transfer Agent, see the section entitled “Additional Information” below.

Service Fees

2014
Fund	Class A	Class B	Class C
U.S. Government Securities Fund*	$243,965	$8,662	$20,427
Strategic Bond Fund	$636,323	$111,591	$503,768
Flexible Credit Fund*	$155,992	$27,567	$70,128

2013
Fund	Class A	Class B	Class C
U.S. Government Securities Fund*	$260,187	$10,624	$30,834
Strategic Bond Fund	$663,688	$120,753	$577,452
Flexible Credit Fund*	$171,796	$28,784	$79,181

2012
Fund	Class A	Class B	Class C
U.S. Government Securities Fund*	$289,410	$11,155	$31,259
Strategic Bond Fund	$602,040	$113,057	$545,572
Flexible Credit Fund*	$168,341	$29,223	$80,983

*	On January 27, 2015, all outstanding Class B shares of the U.S. Government Securities Fund and the Flexible Credit Fund were converted to Class A shares of each Fund.

PROXY VOTING POLICIES AND PROCEDURES

Proxy Voting Responsibility. The Trust has adopted policies and procedures for the voting of proxies relating to Fund securities (the “Policies”). The Policies were drafted according to recommendations by SunAmerica and an independent proxy voting agent. The Policies enable the Trust to vote proxies in a manner consistent with the best interests of the Funds and the Funds’ shareholders. A committee has been established (the “Proxy Voting Committee”) to administer the voting of all Fund proxies in accordance with the Policies. The Proxy Voting Committee will consist of a member of the Investment Management Department, at least one member of the Legal and Compliance Departments, and at least one person with respect to SunAmerica who oversees subadvisers (with respect to Funds, the investment discretion over which is delegated to a subadviser) or their designees.

The Proxy Voting Committee has engaged the services of an independent voting agent to assist in issue analyses, vote recommendations for proxy proposals, and to assist the Funds with certain responsibilities including recordkeeping of proxy votes.

The Funds are generally a passive investor in holding portfolio securities, seeking to maximize shareholder value, but not necessarily to exercise control over the issuers of portfolio securities, or otherwise advance a particular agenda. The Funds generally will abstain on “social issue proposals” as described herein.

In addition, in accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting. The Board has determined that the costs of voting proxies with respect to such shares of foreign companies generally outweigh any benefits that may be achieved by voting such proxies. The costs of voting such proxies include the potentially serious portfolio management consequences of reduced flexibility to sell the shares at the most advantageous time for the particular Fund. As a result, such proxies generally will not be voted in the absence of an unusual, significant vote of compelling economic importance.

Case-By-Case Voting Matters. The Proxy Voting Committee has established proxy voting guidelines (the “Guidelines”), which identify certain vote items to be determined on a case-by-case basis. In these circumstances, and in proposals not specifically addressed by the Policies, the Proxy Voting Committee generally will rely on guidance or a recommendation from the independent proxy voting agent or other sources. In these instances, the Proxy Voting Committee will recommend the vote that will maximize value for, and is in the best interests of, the Fund’s shareholders.

Examples of the Fund’s Positions on Voting Matters. Consistent with the approaches described above, the following are examples of the Funds’ voting positions on specific matters:

•	Vote on a case-by-case basis on proposals to increase authorized common stock;

•	Vote on a case-by-case basis on most mutual fund matter shareholder proposals to terminate the investment adviser;

•	Vote on a case-by-case basis regarding merger and acquisition matters;

•	Not vote proxies for index funds/portfolios and passively managed funds/portfolios;*

•	Not vote proxies for securities that are out on loan;**

•	Vote on a case-by-case basis on equity compensation plan

*	Only applicable to index and passively managed funds in the SunAmerica Fund Complex. The Boards of the applicable funds have determined that the costs of voting proxies for index and passively managed funds will generally outweigh any benefits that may be achieved by voting such proxies because the outcome will not directly affect whether the Funds retain a particular security. That is, the funds will retain or sell a particular security based on objective, rather than subjective, criteria. For example, in the case of an index fund, the funds will make a determination to retain or sell a security based on whether the index retains or deletes the security.
**	The Boards of the SunAmerica funds that have approved the lending of portfolio securities have determined that the costs of voting proxies with respect to securities that are out on loan generally outweigh any benefit that may be achieved by the voting of such proxies. The costs of voting such proxies include the opportunity cost of lost securities lending income when securities are recalled from a loan. However, under certain circumstances, including where the investment adviser and/or subadviser to a Fund determines that a proxy vote is materially important to the Fund’s interest and where it is feasible to recall the security on a timely basis, the investment adviser will use its reasonable efforts to recall the security.

Conflicts of Interest. Members of the Proxy Voting Committee will resolve conflicts of interest presented by a proxy vote. In practice, application of the Guidelines will in most instances adequately address any possible conflicts of interest, as votes generally are effected according to the policies or recommendations of the independent proxy voting agent.

However, if a situation arises where a vote presents a conflict between the interests of a Fund’s shareholders and the interest of SunAmerica, the Fund’s principal underwriter, or one of SunAmerica’s or the underwriter’s affiliates, and the conflict is known to the Proxy Voting Committee, the Committee will consult with one Trustee who is not an “interested person,” as that term is defined in the 1940 Act, time permitting, before casting the vote to ensure that the Fund votes in the best interest of its shareholders. Any individual with a known conflict may be required by the Proxy Voting Committee to recuse himself or herself from being involved in the proxy voting decision.

Proxy Voting Records. The Proxy Voting Committee will be responsible for documenting its basis for any determination to vote in a non-uniform or contrary manner, as well as, for ensuring the maintenance of records for each proxy vote cast on behalf of the Funds. The independent proxy voting agent will maintain records of voting decisions for each vote cast on behalf of the Fund. The proxy voting record for the most recent twelve-month period ended June 30th, is available on the SEC’s website at http://www.sec.gov.

Board Reporting. The Funds’ Chief Compliance Officer will provide a summary report at each quarterly meeting of the Boards which describes any Proxy Voting Committee meeting(s) held during the prior quarter.

DISCLOSURE OF PORTFOLIO HOLDINGS POLICIES AND PROCEDURES

The Board has adopted policies and procedures relating to disclosure of information about the portfolio holdings of the Funds (the “Portfolio Holdings Policies”). These policies and procedures govern when and by whom portfolio holdings information will be publicly disclosed or made available to nonaffiliated third parties. Unless the Funds’ portfolio holdings information has been publicly disclosed, it is each Fund’s policy to prevent disclosure of such information, except as may be permitted by the Portfolio Holdings Policies.

Each Fund’s complete portfolio holdings will be publicly available via SEC filings made by the Fund on a fiscal quarterly basis. The filings will be made on Form N-Q for the Fund’s first and third fiscal quarters (not later than 60 days after the close of the applicable quarter) and on Form N-CSR for the Fund’s second and fourth fiscal quarters (not later than 10 days after the transmission to shareholders of the Fund’s semi-annual report and annual report, respectively). A schedule of the complete holdings of the Fund will also be available on the Fund’s website approximately 30 days after the end of each month.

Moreover, there may be instances from time to time when SunAmerica determines that it is important to immediately communicate certain information to the Fund’s shareholders, including communications that may contain information about the Fund’s portfolio holdings. In these instances, and where SunAmerica determines that the most efficient manner to disseminate such information to shareholders is to post the information on the Fund’s website, the information will be considered publicly disseminated pursuant to the Portfolio Holdings Policies. In order for information about portfolio holdings to be disseminated in this manner, SunAmerica’s general counsel must approve the dissemination of this information and such information must be posted prominently on the Fund’s website.

SunAmerica, Newfleet, PineBridge and/or each Fund may disclose any and all portfolio holdings information prior to public dissemination to the Fund’s primary service providers (i.e., the Fund’s investment adviser, subadviser, distributor, custodian, transfer agent, servicing agent, fund accountant, administrator, independent public accountants, and legal counsel) and to other service providers (such as proxy voting services, pricing information vendors, broker-dealers who effect portfolio securities transactions, broker-dealers who provide pricing information, and providers of printing and/or regulatory filing services) who need access to such information to perform services on behalf of the Fund. Portfolio holdings information may be disclosed to the third parties described above to the extent and as frequently as necessary to allow such third party to perform its duties and responsibilities. These parties are generally subject to duties of confidentiality with respect to the portfolio holdings information they receive, imposed by either law, contract or by the nature of their duties.

SunAmerica, Newfleet, PineBridge and/oreach Fund may selectively disclose the Fund’s non-public portfolio holdings prior to public dissemination to third parties (other than those service providers described above), only if (1) the Fund has a legitimate purpose to do so, and (2) the recipients are subject to a duty of confidentiality, including a duty not to trade on the non-public information. Before any such disclosure is made, a written request must be submitted to and approved by SunAmerica’s legal department. SunAmerica’s legal department may approve the request if it is reasonably determined that the requested disclosure would serve a legitimate business purpose of the Fund. If the request is approved, the third party must execute a confidentiality agreement in a form deemed acceptable by SunAmerica legal department, unless such disclosure is otherwise required by applicable law, including requests by regulators, court order, or similar authority. Neither the Fund, SunAmerica, Newfleet nor their affiliates, may receive compensation or other consideration in connection with an arrangement to make available information about the Fund’s portfolio holdings.

At each quarterly meeting of the Board, the Adviser shall present the Board with a report disclosing the addition of any organization or individual that has been approved to receive non-public portfolio holdings of the Funds and the purpose for such disclosure.

Each of the below listed third parties have been informed of their duty of confidentiality and have been approved to receive information concerning the Funds’ holdings:

1.	Subadvisers. Each Subadviser is continuously provided with the entire portfolio holdings for each Fund that it subadvises on a daily basis.

2.	PricewaterhouseCoopers LLP (“PwC”). PwC is provided with entire portfolio holdings information during periods in which it performs its audits or reviews of the Funds’ financial statements. PwC does not disclose to third parties information regarding the Funds’ holdings.

3.	State Street. State Street, as custodian to the Funds, has daily access to the entire holdings of each Fund. State Street does not disclose or release information regarding the Funds’ holdings except as instructed by the Funds.

4.	Lipper, Inc. (“Lipper”). Lipper is provided with the entire portfolio holdings information for each Fund on a monthly basis. This information is disclosed approximately thirty (30) days after the month end. Lipper analyzes the information to produce various statistical measures and general portfolio information (including equity investment style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.) and uses the information to determine each Fund’s asset class and category in order to place each Fund in the appropriate peer group. Lipper does not disclose the entire portfolio holdings of each Fund, but does disclose the information listed above. This information is made available to Lipper subscribers approximately sixty (60) days after the receipt of information from the Fund.

5.	Morningstar, Inc. (“Morningstar”). Morningstar is a subscription-based service where certain information regarding stocks and retail mutual funds may be accessed through its web site at no charge. State Street forwards entire portfolio holdings information to Morningstar on a monthly basis, approximately thirty (30) days after each month end. Morningstar analyzes the information to produce various reports that contain statistical measures and other portfolio information (including equity style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.). Through Morningstar Direct product, entire portfolio holdings information is available to subscribers approximately one week after Morningstar’s receipt of the information. Other Morningstar subscription-based products provide statistical measures and portfolio information generally between fifteen (15) to thirty (30) days after its receipt of such information.

6.	Bloomberg LLP (“Bloomberg”). Bloomberg is provided with the entire portfolio holdings information for each Fund on a quarterly basis, approximately forty-five (45) days after the month end. This information is made available to subscribers of Bloomberg’s various databases within one (1) to fourteen (14) days of its receipt.

7.	Financial Printers. Fund Accounting provides various financial printers with portfolio holdings information within sixty (60) days after each portfolio’s fiscal quarter. Financial printers assist the Funds with the filing of their annual and semi-annual shareholder reports and quarterly regulatory filings with the SEC and the printing of shareholder reports for distribution to participants. Financial printers do not disclose the information publicly other than to file the document on the SEC’s EDGAR database.

8.	Investment Company Institute (“ICI”). Fund Accounting provides the ICI with certain holdings information (top 10 holdings, sector weighting and asset categories) regarding the Funds on a quarterly basis, approximately fifteen (15) days after the quarter end. The ICI uses this information for survey purposes and does not disclose a particular Fund’s holding information publicly.

9.	Manhattan Creative Partners (d/b/a “Diligent”). Marketing provides Diligent with entire portfolio holdings on a monthly basis approximately seven (7) days as of the month end. Diligent services the website of the retail funds advised by SunAmerica. Diligent also hosts the Board’s online meeting materials.

10.	Marketing Firms. SunAmerica’s marketing group provides portfolio holding information to various marketing firms, including PeachTree Enterprises, Primelook, Inc., Royal Impressions, Wilmedia and JDP Marketing Services. Depending on the Funds and the marketing firm, the Marketing Group provides information on a monthly, quarterly, or on an as needed basis, generally within seven (7) days of the period end. Generally, these marketing firms are responsible for the design and/or printing of sales literature on behalf of the Funds or assist in the preparation of the MD&A section and shareholder letters to the annual and semi-annual reports. They do not publicly disclose the Funds’ portfolio holdings information and are subject to confidentiality provisions in our agreements with them.

11.	Institutional Shareholder Services (“ISS”). ISS downloads both daily and weekly portfolio information (i.e., custodian identification number, security identification number, share position and description of the security) through State Street Insight System. This information is used for the purposes of voting proxies on behalf of each Fund, evaluating the Fund’s eligibility for participating in, and filing proofs of claim on behalf of, the Fund in securities class action lawsuits. ISS does not publicly disclose the information except as may be required when filing a proof of claim in connection with a Fund’s participation in a securities class action lawsuit. SunAmerica’s contract with ISS includes confidentiality disclosure.

12.	SunAmerica Retirement Markets, Inc. (“SARM”). SARM, an affiliate of SunAmerica, is provided with portfolio information, as needed, in order to facilitate marketing-related support services with respect to the Funds.

Certain other information concerning a Fund’s portfolio described below may also be disclosed prior to the public dissemination of the Fund’s portfolio holdings, provided that: (i) the information has been made available to all shareholders of a Fund (e.g., the information has been mailed to shareholders) and/or (ii) the information has been posted on a Fund’s website, including where there is a prominent link on the website to such information (e.g., links to fund fact sheets, brochures or other marketing pieces that may contain identifiable holdings information).

1. Asset Class Information. Asset class information (e.g., equity, fixed income, currency or commodities) and the total percentage of the Fund held in each asset class;

2. Sector or Geographic Information. Sector information (e.g., technology, financials, industrials) or geographic information (e.g., non-U.S., U.S., or country-specific allocations) and the total percentage of the Fund held in each sector or geographic region/country;

3. Impact of Fund Allocation Information. Impact of asset class, sector or geographic information, including contributors/detractors to the Fund’s performance; provided, however, that when actual portfolio holdings are named, disclosure of these holdings must be consistent with sections 1 or 2 above; and

4. General Portfolio Characteristics. General portfolio characteristics of the Fund, including, but not limited to, total number of stocks held by the Fund, average market capitalization and return on equity.

Other data regarding a Fund’s portfolio may also be distributed prior to public dissemination of the Fund’s portfolio holdings, provided that (a) such data does not identify any specific portfolio holding and (b) the Fund’s specific portfolio holdings cannot be derived from such data. Examples of permitted data include, but are not limited to, total net assets, number of holdings, market capitalization, p/e ratio, r2 and beta.

FUND TRANSACTIONS AND BROKERAGE

SunAmerica and the Subadvisers, as applicable, are responsible for decisions to buy and sell securities for each respective Fund, selection of broker-dealers and negotiation of commission rates. Purchases and sales of securities on a securities exchange are effected through broker-dealers who charge a negotiated commission for their services. In the over-the-counter market, securities are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission (although the price of the security usually includes a profit to the dealer). In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid. Orders may be directed to any broker-dealer including, to the extent and in the manner permitted by applicable law, affiliated broker-dealers.

The primary consideration of SunAmerica and the Subadvisers in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. SunAmerica or a Subadviser may, however, select broker-dealers that provide it with research services—including analyses and reports concerning issuers, industries, securities, economic factors and trends—and may cause a Fund to pay such broker-dealers commissions which exceed those that other broker-dealers may have charged, if in their view the commissions are reasonable in relation to the value of the brokerage and/or research services provided by the broker-dealer. Certain research services furnished by brokers may be useful to SunAmerica or a Subadviser with respect to clients other than the Trust and may not be used in connection with the Trust. No specific value can be determined for research services furnished without cost to SunAmerica or a Subadviser by a broker. SunAmerica and the Subadvisers are of the opinion that because the material must be analyzed and reviewed by its staff, its receipt does not tend to reduce expenses, but may be beneficial in supplementing SunAmerica or a Subadviser’s research and analysis. Therefore, it may tend to benefit the Funds by improving the quality of SunAmerica or a Subadviser’s investment advice. The investment advisory fees paid by the Funds are not reduced because SunAmerica receives such services. When making purchases of underwritten issues with fixed underwriting fees, SunAmerica or a Subadviser may designate the use of broker-dealers who have agreed to provide it with certain statistical, research and other information.

Although the objectives of other accounts or investment companies which SunAmerica or a Subadviser manages may differ from those of the Funds, it is possible that, at times, identical securities will be acceptable for purchase by one or more of the Funds and one or more other accounts or investment companies which SunAmerica or a Subadviser manages. However, the position of each account or company in the securities of the same issue may vary with the length of the time that each account or company may choose to hold its investment in those securities. The timing and amount of purchase by each account and company will also be determined by its cash position. If the purchase or sale of a security is consistent with the investment policies of one or more of the Funds and one or more of these other accounts or companies is considered at or about the same time, transactions in such securities will be allocated in a manner deemed equitable by SunAmerica or a Subadviser. SunAmerica or a Subadviser may combine such transactions, in accordance with applicable laws and regulations, where the size of the transaction would enable it to negotiate a better price or reduced commission. However, simultaneous transactions could adversely affect the ability of a Fund to obtain or dispose of the full amount of a security, which it seeks to purchase or sell, or the price at which such security can be purchased or sold.

The securities in which the Funds invest are traded primarily in the over-the-counter markets and, therefore, the Funds do not generally incur significant brokerage commissions in connection with the purchase and sale of portfolio securities. For the fiscal years ended March 31, 2014, 2013 and 2012, the Funds paid the following in brokerage commissions:

2014

Fund	Aggregate Brokerage Commissions	Amount Paid To Affiliated Broker- Dealers	Percentage of Commissions Paid to Affiliated Broker- Dealers	Percentage of Amount of Transactions Involving Payments of Commissions to Affiliated Broker- Dealers
U. S. Government Securities Fund	$—	$—	0%	0%
Strategic Bond Fund	$1,124	$—	0%	0%
Flexible Credit Fund	$179	$—	0%	0%

2013

Fund	Aggregate Brokerage Commissions	Amount Paid To Affiliated Broker- Dealers	Percentage of Commissions Paid to Affiliated Broker- Dealers	Percentage of Amount of Transactions Involving Payments of Commissions to Affiliated Broker- Dealers
U. S. Government Securities Fund	$—	$—	0%	0%
Strategic Bond Fund	$459	$—	0%	0%
Flexible Credit Fund	$—	$—	0%	0%

2012

Fund	Aggregate Brokerage Commissions	Amount Paid To Affiliated Broker- Dealers	Percentage of Commissions Paid to Affiliated Broker- Dealers	Percentage of Amount of Transactions Involving Payments of Commissions to Affiliated Broker- Dealers
U. S. Government Securities Fund	$—	$—	0%	0%
Strategic Bond Fund	$2,388	$—	0%	0%
Flexible Credit Fund	$16,495	$—	0%	0%

The following table sets forth each Fund’s holdings of securities of the Trust’s regular brokers and dealers (as defined under Rule 10b-1 of the 1940 Act) and their parents as of March 31, 2014.

Fund	Broker Dealer	Amount($) (000s)	Debt/Equity
U.S. Government Securities Fund	State Street Bank and Trust Co.	$21,151	Debt
Strategic Bond Fund	Citigroup, Inc.	2,570	Debt
	Bank of America Corp.	2,558	Debt
	Credit Suisse Group AG	1,482	Debt
	Goldman Sachs Group, Inc.	4,030	Debt
	Jefferies & Co., Inc.	2,500	Debt
	JP Morgan Chase & Co.	5,557	Debt
	Morgan Stanley	2,290	Debt
	State Street Corp.	22,934	Debt
	UBS AG	610	Debt
Flexible Credit Fund	Credit Suisse Group AG	331	Equity
	Barclays PLC	835	Equity
	Barclays PLC	990	Debt
	Bank of America Corp.	845	Debt
	BNP Paribas	655	Debt
	Deutsche Bank AG	655	Debt
	UBS AG	845	Debt

ADDITIONAL INFORMATION REGARDING PURCHASE OF SHARES

Information regarding the purchase of shares is located in the Shareholder Account Information section of the Funds’ Prospectus and is hereby incorporated by reference.

Upon making an investment in shares of a Fund, an open account will be established under which shares of such Fund and additional shares acquired through reinvestment of dividends and distributions will be held for each shareholder’s account by the Transfer Agent. Shareholders will not be issued certificates for their shares unless they specifically so request in writing, but no certificate is issued for fractional shares. Shareholders receive regular statements from the Transfer Agent that report each transaction affecting their accounts. Further information may be obtained by calling Shareholder/Dealer Services at 800-858-8850.

Shareholders who have met the Funds’ minimum initial investment may elect to have periodic purchases made through a dollar cost averaging program. Dollar cost averaging does not assure a profit or protect against loss in a declining market. Since this strategy involves continuous investments, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels. At the shareholder’s election, such purchases may be made from his or her bank checking or savings account on a monthly, quarterly, semi-annual or annual basis.

Shares of each of the Funds are sold at the respective net asset value next determined after receipt of a purchase order, plus a sales charge, which, at the election of the investor, may be imposed: (i) at the time of purchase (Class A shares); or (ii) on a deferred basis (Class B, Class C and certain Class A shares). Class W shares do not impose a sales charge. Class C shares, previously designated as Class II shares, had sales charges imposed on a deferred basis with a front-end sales load prior to their redesignation. Reference is made to “Shareholder Account Information” in the Prospectus for certain information as to the purchase of Fund shares.

The following tables set forth the front-end sales charges with respect to Class A shares of each Fund, the amount of the front-end sales charges which was retained by the Distributor, the amount of the front-end sales charges which was reallowed to affiliated broker-dealers, and the contingent deferred sales charges with respect to Class A, Class B and Class C shares of each Fund, if any, received by the Distributor for the fiscal years ended March 31, 2014, 2013 and 2012.

2014

Fund	Front-End Sales Concessions (Class A Shares)	Front-End Sales Concessions Retained by Distributor (Class A Shares)	Front-End Sales Concessions Reallowed to Affiliated Broker-Dealers (Class A Shares)	Front-End Sales Concessions Reallowed to Non-Affiliated Broker-Dealers (Class A Shares)	Contingent Deferred Sales Charge (Class A Shares)	Contingent Deferred Sales Charge (Class B* Shares)
U. S. Government Securities Fund	$21,967	$3,516	$11,851	$6,600	$—	$15,210
Strategic Bond Fund	$442,902	$75,485	$242,629	$124,788	$58,365	$83,894
Flexible Credit Fund	$56,054	$9,586	$18,133	$28,335	$1,007	$22,811

Fund	Front-End Sales Concessions (Class C Shares)	Front-End Sales Concessions Retained by Distributor (Class C Shares)	Front-End Sales Concessions Reallowed to Affiliated Broker-Dealers (Class B* Shares)	Contingent Deferred Sales Charge (Class C Shares)
U. S. Government Securities Fund	$—	$—	$—	$1,241
Strategic Bond Fund	$—	$—	$—	$33,290
Flexible Credit Fund	$—	$—	$—	$2,341

2013

Fund	Front-End Sales Concessions (Class A Shares)	Front-End Sales Concessions Retained by Distributor (Class A Shares)	Front-End Sales Concessions Reallowed to Affiliated Broker-Dealers (Class A Shares)	Front-End Sales Concessions Reallowed to Non-Affiliated Broker-Dealers (Class A Shares)	Contingent Deferred Sales Charge (Class A Shares)	Contingent Deferred Sales Charge (Class B* Shares)
U. S. Government Securities Fund	$64,119	$6,371	$42,275	$15,473	$84	$9,693
Strategic Bond Fund	$648,485	$110,266	$249,346	$288,873	$4,344	$57,152
Flexible Credit Fund	$115,265	$20,327	$31,853	$63,085	$—	$17,499

Fund	Front-End Sales Concessions (Class C Shares)	Front-End Sales Concessions Retained by Distributor (Class C Shares)	Front-End Sales Concessions Reallowed to Affiliated Broker-Dealers (Class B* Shares)	Contingent Deferred Sales Charge (Class C Shares)
U. S. Government Securities Fund	$—	$—	$—	$6,921
Strategic Bond Fund	$—	$—	$—	$32,105
Flexible Credit Fund	$—	$—	$—	$7,392

2012

Fund	Front-End Sales Concessions (Class A Shares)	Front-End Sales Concessions Retained by Distributor (Class A Shares)	Front-End Sales Concessions Reallowed to Affiliated Broker-Dealers (Class A Shares)	Front-End Sales Concessions Reallowed to Non-Affiliated Broker-Dealers (Class A Shares)	Contingent Deferred Sales Charge (Class A Shares)	Contingent Deferred Sales Charge (Class B* Shares)
U. S. Government Securities Fund	$32,072	$5,653	$6,639	$19,780	$21,242	$16,812
Strategic Bond Fund	$272,811	$44,836	$35,388	$192,587	$2,152	$71,734
Flexible Credit Fund	$108,162	$16,057	$7,451	$84,654	$181	$22,131

Fund	Front-End Sales Concessions (Class C Shares)	Front-End Sales Concessions Retained by Distributor (Class C Shares)	Front-End Sales Concessions Reallowed to Affiliated Broker-Dealers (Class B* Shares)	Contingent Deferred Sales Charge (Class C Shares)
U. S. Government Securities Fund	$—	$—	$—	$931
Strategic Bond Fund	$—	$—	$—	$20,216
Flexible Credit Fund	$—	$—	$—	$4,561

*	On January 27, 2015, all outstanding Class B shares of the U.S. Government Securites Fund and the Flexible Credit Fund were converted to Class A shares of each Fund.

Dealer Reallowances. Class A shares of the Funds are sold subject to a front-end sales charge, as described in the prospectus. The Distributor pays commissions to dealers who sell Class A shares in the form of a “reallowance” of a portion of the sales charge paid on the purchase of those shares. The Distributor reallows the following amounts with respect to the Funds:

Amount of Investment	Sales Charge to Shareholder (% of Offering Price)	Reallowance to Dealers (% of Offering Price)
Less than $100,000	4.75%	4.00%
$100,000 but less than $250,000	3.75%	3.00%
$250,000 but less than $500,000	3.00%	2.50%
$500,000 but less than $1,000,000	2.00%	1.75%
$1,000,000 or more	None	Up to 1.00%

CDSCs Applicable to Class B Shares. Class B shares issued on or after January 2, 2002 are subject to the CDSC schedule set forth in the Prospectus.

Waiver of CDSCs. As discussed under “Shareholder Account Information” in the Prospectus, CDSCs may be waived on redemptions of Class B and Class C shares under certain circumstances. The conditions set forth below are applicable with respect to the following situations with the proper documentation:

Death. CDSCs may be waived on redemptions within one year following the death (i) of the sole shareholder on an individual account or (ii) of a joint tenant where the surviving joint tenant is the deceased’s spouse. If, upon the occurrence of one of the foregoing, the account is transferred to an account registered in the name of the deceased’s estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death. If Class B shares are not redeemed within one year of the death, they will remain Class B shares and be subject to the applicable CDSC, when redeemed.

Disability. CDSCs may be waived on redemptions occurring within one year after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Code). To be eligible for such waiver: (i) the disability must arise after the purchase of shares; and (ii) the disabled shareholder must have been under age 65 at the time of the initial determination of disability. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

Distributions. CDSCs may be waived on taxable distributions or loans to participants of qualified retirement plans or retirement accounts (not including rollovers) for which SAFS serves as a fiduciary and in which the plan participant or account holder has attained the age of 59 1/2 at the time the redemption is made.

Systematic Withdrawal Plan. CDSCs may be waived when routine bill payment or periodic withdrawals are made from an investor’s account up to a maximum amount of 12% per year based on the value of the account at the time the Plan is established. All dividends and capital gains distributions must be reinvested.

Purchases through the Distributor

An investor may purchase shares of a Fund through dealers that have entered into dealer agreements with the Distributor. An investor’s dealer who has entered into a distribution arrangement with the Distributor is expected to forward purchase orders and payment promptly to the Fund. Orders received by the Distributor before the close of business will be executed at the offering price determined at the close of regular trading on the New York Stock Exchange (“NYSE”) that day. Orders received by the Distributor after the close of business will be executed at the offering price determined at the close of the NYSE on the next trading day. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the fifth business day following the investment. A Fund will not be responsible for delays caused by dealers.

Purchase by Check

Checks should be made payable to the specific Fund or payable to SunAmerica Mutual Funds. A personal check for an investor should be drawn from the investor’s bank account. In general, starter checks, cash equivalents, stale-dated or post-dated checks will not be accepted. In the case of a new account, purchase orders by check must be submitted directly by mail to SunAmerica Fund Services, Inc., c/o BFDS, P.O. Box 219186, Kansas City, Missouri 64121-9186, together with payment for the purchase price of such shares and a completed New Account Application. Payment for subsequent purchases should be mailed to SunAmerica Fund Services, Inc., c/o BFDS, P.O. Box 219186, Kansas City, Missouri 64121-9186 and the shareholder’s account number should appear on the check. Certified checks are not necessary but checks are accepted subject to collection at full face value in United States funds and must be drawn on a bank located in the U.S. Upon receipt of the completed New Account Application and payment check, the Transfer Agent will purchase full and fractional shares of a Fund at the net asset value next computed after the check is received. There are restrictions on the redemption of shares purchased by check for which funds are being collected. (See “Shareholder Account Information” in the Prospectus.)

Purchase by Federal Funds Wire

An investor may make purchases by having his or her bank wire federal funds to the Trust’s Transfer Agent. Federal funds purchase orders will be accepted only on a day on which the Trust and the Transfer Agent are open for business. Orders for purchase of shares received by wire transfer in the form of federal funds will be effected at the next-determined net asset value if received at or prior to a Fund’s close of business, plus any applicable sales charge. In order to insure prompt receipt of a Federal funds wire, it is important that these steps be followed:

1.	You must have an existing SunAmerica Mutual Fund Account before wiring funds. To establish an account, complete the New Account Application and send it via facsimile to SAFS at: 816-218-0519.

2.	Call SAFS’ Shareholder Services, toll free at 800-858-8850, to obtain your new account number.

3.	Instruct the bank to wire the specified amount to the Transfer Agent: State Street Bank and Trust Company, Boston, MA, ABA# 0110-00028; DDA# 99029712, [name of Fund, Class] (include shareholder name and account number).

Waiver of Sales Charges with Respect to Certain Purchases of Class A Shares. To the extent that sales are made for personal investment purposes, the sales charge is waived as to Class A shares purchased by current or retired officers, directors, and other full-time employees of SunAmerica and its affiliates, as well as members of the selling group and family members of the foregoing. In addition, the sales charge is waived with respect to shares purchased by employer sponsored retirement plans, whether or not subject to the Employee Retirement Income Security Act of 1974, as amended, that offer the Funds as an investment vehicle, where the trustee, fiduciary or administrator has entered into an agreement with the Distributor, a Fund or its agents with respect to such purchases, and where the trustee, fiduciary or administrator performs participant recordkeeping or other administrative services. Further, the sales charge is waived with respect to shares purchased by “wrap accounts” for the benefit of clients of broker-dealers, financial institutions, financial planners or registered investment advisers adhering to the following standards established by the Distributor: (i) the broker-dealer, financial institution or financial planner charges its client(s) an advisory fee based on the assets under management on an annual basis, and (ii) such broker-dealer, financial institution or financial planner does not advertise that shares of the Funds may be purchased by clients at net asset value. Shares purchased under this waiver may not be resold except to the Fund. As described under “Shareholder Account Information” in the Prospectus, Class W shares may be held solely through advisory fee-based programs sponsored by certain financial intermediaries, such as brokerage firms, investment advisers, financial planners, third-party administrators, insurance companies, and any other institutions having a selling, administration or any similar agreement with the Fund. Shares are offered at net asset value to the foregoing persons because of anticipated economies in sales effort and sales related expenses. Reductions in sales charges apply to purchases of shares by a “single person” including an individual; members of a family unit comprising husband, wife and minor children; or a trustee or other fiduciary purchasing for a single fiduciary account. Complete details concerning how an investor may purchase shares at reduced sales charges may be obtained by contacting the Distributor.

Reduced Sales Charges (Class A Shares only). As discussed under “Shareholder Account Information” in the Prospectus, investors in Class A shares of a Fund may be entitled to reduced sales charges pursuant to the following special purchase plans made available by the Trust.

Combined Purchase Privilege. The following persons may qualify for the sales charge reductions or eliminations by combining purchases of Fund shares into a single transaction:

(i) an individual, or a “company” as defined in Section 2(a)(8) of the 1940 Act (which includes corporations which are corporate affiliates of each other);

(ii) an individual, his or her spouse and their minor children, purchasing for his, her or their own account;

(iii) a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code);

(iv) tax-exempt organizations qualifying under Section 501(c)(3) of the Code (not including 403(b) plans);

(v) employee benefit plans of a single employer or of affiliated employers, other than 403(b) plans; and

(vi) group purchases as described below.

A combined purchase currently may also include shares of other funds in the SAMF (other than money market funds) purchased at the same time through a single investment dealer, if the dealer places the order for such shares directly with the Distributor.

Rights of Accumulation. A purchaser of Fund shares may qualify for a reduced sales charge by combining a current purchase (or combined purchases as described above) with shares previously purchased and still owned; provided the cumulative value of such shares (valued at current net asset value), amounts to $100,000 or more. In determining the shares previously purchased, the calculation will include, in addition to other Class A shares of the particular Fund that were previously purchased, shares of the other classes of the same Fund, as well as shares of any class of any other Fund or of any of the other Funds advised by SunAmerica, as long as such shares were sold with a sales charge or acquired in exchange for shares purchased with such a sales charge.

The shareholder’s dealer, if any, or the shareholder, must notify the Distributor at the time an order is placed of the applicability of the reduced charge under the Right of Accumulation. Such notification must be in writing by the dealer or shareholder when such an order is placed by mail. The reduced sales charge will not be granted if: (a) such information is not furnished at the time of the order; or (b) a review of the Distributor’s or the Transfer Agent’s records fails to confirm the investor’s represented holdings.

Letter of Intent. A reduction of sales charges is also available to an investor who, pursuant to a written Letter of Intent which is set forth in the New Account Application, establishes a total investment goal in Class A shares of one or more Funds or of other funds advised by the Adviser which impose a sales charge at the time of purchase to be achieved through any number of investments over a thirteen-month period of $100,000 or more. Each investment in such Funds made during the period will be subject to a reduced sales charge applicable to the goal amount. The initial purchase must be at least 5% of the stated investment goal and shares totaling 5% of the dollar amount of the Letter of Intent will be held in escrow by the Transfer Agent, in the name of the investor.

The Letter of Intent does not obligate the investor to purchase, nor the Trust to sell, the indicated amounts of the investment goal. In the event the investment goal is not achieved within the thirteen-month period, the investor is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor is authorized by the Letter of Intent to liquidate a sufficient number of escrowed shares to obtain such difference. If the goal is exceeded and purchases pass the next sales charge break-point, the sales charge on the entire amount of the purchase that results in passing that break-point, and on subsequent purchases, will be subject to a further reduced sales charge in the same manner as set forth above under “Rights of Accumulation,” but there will be no retroactive reduction of sales charges on previous purchases. At any time while a Letter of Intent is in effect, a shareholder may, by written notice to the Distributor, increase the amount of the stated goal. In that event, shares of the applicable Funds purchased after the date that the original Letter of Intent went into effect and during the previous 90-day period and still owned by the shareholder will be included in determining the applicable sales charge. The 5% escrow and the minimum purchase requirement will be applicable to the new stated goal. Investors electing to purchase shares of one or more of the Funds pursuant to this purchase plan should carefully read such Letter of Intent.

Reduced Sales Charge for Group Purchases. Members of qualified groups may purchase Class A shares of the Funds under the combined purchase privilege as described above.

To receive a rate based on combined purchases, group members must purchase Class A shares of a Fund through a single investment dealer designated by the group. The designated dealer must transmit each member’s initial purchase to the Distributor, together with payment and completed New Account Application. After the initial purchase, a member may send funds for the purchase of Class A shares directly to the Transfer Agent. Purchases of a Fund’s shares are made at the public offering price based on the net asset value next determined after the Distributor or the Transfer Agent receives payment for the Class A shares. The minimum investment requirements described above apply to purchases by any group member. Class B or Class C shares are not included in calculating the purchased amount of a Fund’s shares.

Qualified groups include the employees of a corporation or a sole proprietorship, members and employees of a partnership or association, or other organized groups of persons (the members of which may include other qualified groups) provided that: (i) the group has at least 25 members of which at least ten members participate in the initial purchase; (ii) the group has been in existence for at least six months; (iii) the group has some purpose in addition to the purchase of investment company shares at a reduced sales charge; (iv) the group’s sole organizational nexus or connection is not that the members are credit card customers of a bank or broker-dealer, clients of an investment adviser or security holders of a company; (v) the group agrees to provide its designated investment dealer access to the group’s membership by means of written communication or direct presentation to the membership at a meeting on not less frequently than on an annual basis; (vi) the group or its investment dealer will provide annual certification, in form satisfactory to the Transfer Agent, that the group then has at least 25 members and that at least ten members participated in group purchases during the immediately preceding 12 calendar months; and (vii) the group or its investment dealer will provide periodic certification, in form satisfactory to the Transfer Agent, as to the eligibility of the purchasing members of the group.

Members of a qualified group include: (i) any group which meets the requirements stated above and which is a constituent member of a qualified group; (ii) any individual purchasing for his or her own account who is carried on the records of the group or on the records of any constituent member of the group as being a good standing employee, partner, member or person of like status of the group or constituent member; or (iii) any fiduciary purchasing shares for the account of a member of a qualified group or a member’s beneficiary. For example, a qualified group could consist of a trade association which would have as its members individuals, sole proprietors, partnerships and corporations. The members of the group would then consist of the individuals, the sole proprietors and their employees, the members of the partnership and their employees, and the corporations and their employees, as well as the trustees of employee benefit trusts acquiring a Fund’s shares for the benefit of any of the foregoing.

Interested groups should contact their investment dealer or the Distributor. The Trust reserves the right to revise the terms of or to suspend or discontinue group sales with respect to shares of the Funds at any time.

ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES

Reference is made to “Shareholder Account Information” in the Prospectus for certain information as to the redemption of Fund shares.

If the Trustees determine that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, the Trust, having filed with the SEC a notification of election pursuant to Rule 18f-1 on behalf of each of the Funds, may pay the redemption price in whole or in part, by a distribution in kind of securities from a Fund in lieu of cash. In conformity with applicable rules of the SEC, the Funds are committed to pay in cash all requests for redemption, by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of: (i) $250,000; or (ii) 1% of the net asset value of the applicable Fund at the beginning of such period. If shares are redeemed in kind, the redeeming shareholder would incur brokerage costs in converting the assets into cash. The method of valuing Fund securities is described below in the section entitled “Determination of Net Asset Value,” and such valuation will be made as of the same time the redemption price is determined.

EXCHANGE PRIVILEGE

Shareholders in the Funds may exchange their shares for the same class of shares of any other Fund or other funds distributed by the Distributor that offer such class at the respective net asset value per share.

Before making an exchange, a shareholder should obtain and review the prospectus of the fund whose shares are being acquired. All exchanges are subject to applicable minimum initial or subsequent investment requirements. Notwithstanding the foregoing, shareholders may elect to make periodic exchanges on a monthly, quarterly, semi-annual and annual basis through the Systematic Exchange Program. The Funds reserve the right to reject exchange requests made through this program that are less than $50. All exchanges can be effected only if the shares to be acquired are qualified for sale in the state in which the shareholder resides. Exchanges of shares generally will constitute a taxable transaction except for IRAs, Keogh Plans and other qualified or tax-exempt accounts. The exchange privilege may be terminated or modified upon 60 days’ written notice. Further information about the exchange privilege may be obtained by calling Shareholder/Dealer Services at 800-858-8850.

If a shareholder acquires Class A shares through an exchange from another of SAMF where the original purchase of such Fund’s Class A shares was not subject to an initial sales charge because the purchase was in excess of $1 million, such shareholder will remain subject to the CDSC, if any, as described in the Prospectus, applicable to such redemptions. In such event, the period for which the original shares were held prior to the exchange will be “tacked” with the holding period of the shares acquired in the exchange for purposes of determining whether the CDSC is applicable upon a redemption of any of such shares.

A shareholder who acquires Class B or Class C shares through an exchange from another SAMF will retain liability for any CDSC outstanding on the date of the exchange. In such event, the period for which the original shares were held prior to the exchange will be “tacked” with the holding period of the shares acquired in the exchange for purposes of determining what, if any, CDSC is applicable upon a redemption of any of such shares and the timing of conversion of Class B shares to Class A.

Because excessive trading (including short-term “market timing” trading) can hurt a Fund’s performance, each Fund may refuse any exchange sell order: (1) if it appears to be a market timing transaction involving a significant portion of a Fund’s assets; or (2) from any shareholder account if previous use of the exchange privilege is considered excessive. Accounts under common ownership or control, including, but not limited to, those with the same taxpayer identification number and those administered so as to redeem or purchase shares based upon certain predetermined market indications, will be considered one account for this purpose.

In addition, a Fund reserves the right to refuse any exchange purchase order if, in the judgment of SunAmerica, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. A shareholder’s purchase exchange may be restricted or refused if a Fund receives or anticipates simultaneous orders affecting significant portions of the Fund’s assets. In particular, a pattern of exchanges that coincide with a “market timing” strategy may be disruptive to a Fund and may therefore be refused.

Exchanging between Share Classes of the same Fund

In connection with advisory fee-based investment programs (“Programs”) sponsored by certain Financial Institutions, and subject to the conditions set forth below, shareholders may exchange their Class C shares of a Fund into Class A shares of the same Fund. These transactions will be processed as an exchange of the shares you currently hold for shares in the new class. Shareholders exchanging into the new class must meet the eligibility requirements for such class, as described in the prospectus.

These exchanges are generally only available for shareholders who hold shares through accounts with Financial Institutions and who are entering a Program with such Financial Institution. Please contact your Financial Institution for additional information concerning these types of exchanges, including whether they are available for your account.

Exchanging Class C shares for Class A shares - Shareholders that are part of a Program may exchange their Class C shares of a Fund held at the Financial Institution sponsoring the Program for Class A shares of the same Fund to be held in the Program. Only Class C shares that are no longer subject to a CDSC (i.e., that are held longer than twelve months) are eligible for exchange to Class A shares.

Exchanging Class A shares for Class W shares - Shareholders that are part of a Program may exchange their Class A shares of the Fund held at the Financial Institution sponsoring the Program for Class W shares of the Fund to be held in the Program. Please note that any Class A sales charges that you paid for these shares (including contingent deferred sales charges) will not be credited back to your account.

Exchanging Class C shares for Class W shares - Shareholders that are part of a Program may exchange their Class C shares of a Fund held at the Financial Institution sponsoring the Program for Class W shares of the Fund to be held in the Program. Only Class C shares that are no longer subject to a CDSC (i.e., that are held longer than twelve months) are eligible for exchange to Class W shares.

Exchanging Class W shares for Class A shares - Shareholders may exchange Class W shares of a Fund held through a Program for Class A shares of the Fund without paying an initial Class A sales charge if the shareholder is leaving or has left the Program and provided that the Class A shares received in the exchange will be held at the same Financial Institution that sponsored the Program. Shareholders should note that the Class A shares of a Fund are subject to a 12b-1 fee and have higher annual operating expenses than the Class W shares of the Fund.

An exchange of shares you currently hold in one class of a Fund for shares in another class of the same Fund will generally not constitute a taxable transaction for federal income tax purposes. Shareholders should, however, consult with their tax adviser regarding the state and local tax consequences of this type of an exchange of Fund shares.

A Fund may change or cancel the exchange privilege at any time, upon 60 days’ written notice to its shareholders. The Funds at all times also reserve the right to restrict, or reject any exchange transactions, for any reason, without notice.

DETERMINATION OF NET ASSET VALUE

Shares of each class of each Fund are valued at least daily as of the close of regular trading on the NYSE (generally, 4:00 p.m. Eastern time). Each Fund calculates the net asset value of its shares by dividing the total value of its net assets by the number of shares outstanding. The days and times of such computation may, in the future, be changed by the Trustees in the event that the portfolio securities are traded in significant amounts in markets other than the NYSE, or on days or at times other than those during which the NYSE is open for trading.

Stocks are generally valued based upon closing sales prices reported on recognized securities exchanges on which the securities are principally traded. Stocks listed on the NASDAQ are valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sale price unless the reported trade for the stock is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. For listed securities having no sales reported and for unlisted securities, such securities will be valued based upon the last reported bid price.

As of the close of regular trading on the NYSE, securities traded primarily on security exchanges outside the U.S. are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security’s price is available from more than one exchange, a Fund uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price a Fund’s shares, and the Fund may determine that certain closing prices do not reflect the fair value of the security. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If a Fund determines that closing prices do not reflect the fair value of the securities, the Fund will adjust the previous closing prices in accordance with the pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the NYSE. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but the Funds are open. For foreign equity securities and foreign equity futures contracts, the Funds use an outside pricing service to provide closing market prices and information used for adjusting those prices.

Bonds, debentures, other long-term debt securities, and short-term debt securities with maturities in excess of 60 days, are valued at bid prices obtained for the day of valuation from a Board-approved pricing service. The pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate, and maturity date, option adjusted spreads models, prepayments projections, interest rate spreads, and yield curves to determine current value. If a price is unavailable from a Board-approved pricing service, the securities may be priced at the mean of two independent quotes obtained from brokers.

Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, are amortized to maturity based on the value determined on the 61st day.

Senior floating rate loans (“Loans”) are valued at the average of available bids in the market for such Loans, as provided by a Board-approved loan pricing service.

Futures contracts traded on national securities exchanges are valued at the quoted daily settlement price established by the exchange on which they trade reported by a Board-approved pricing service. Option contracts traded on national securities exchanges are valued at the mean of the last bid and ask price reported by a Board-approved pricing service as of the close of the exchange for which they are traded. Option contracts traded over the counter will be valued based upon the average of quotations received from at least two brokers in such securities or currencies. Option contracts on swaps (“Swaptions”) and other option derivatives (i.e., straddle options) are valued at a mid valuation provided by a Board-approved pricing service. Swap contracts traded on national securities exchanges are valued at the closing price of the exchange on which they are traded or if a closing price of the exchange is not available, the swap will be valued using a mid valuation provided by a Board-approved pricing service. Swap contracts traded over the counter will be valued at a mid valuation provided by a Board-approved pricing service.

Other securities are valued on the basis of last sale or bid price (if a last sale price is not available) in what is, in the opinion of the Adviser, the broadest and most representative market, that may be either a securities exchange or over-the-counter market.

Investments in registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price of official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

The Board is responsible for the share valuation process and has adopted policies and procedures (the “PRC Procedures”) for valuing the securities and other assets held by the Funds, including procedures for the fair valuation of securities and other assets for which market quotations are not readily available or are unreliable. The PRC Procedures provide for the establishment of a pricing review committee, which is responsible for, among other things, making certain determinations in connection with the Trust’s fair valuation procedures. Securities for which market quotations are not readily available or the values of which may be significantly impacted by the occurrence of developments or significant events are valued as determined pursuant to the PRC Procedures. There is no single standard for making fair value determinations, which may result in prices that vary from those of other funds.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions. Each Fund intends to distribute to the registered holders of its shares substantially all of its net investment income, which includes dividends, interest and net short-term capital gains, if any, in excess of any net long-term capital losses. Each Fund intends to distribute any net long-term capital gains in excess of any net short-term capital losses from the sale of assets. Dividends from net investment income are declared daily and paid monthly. Net capital gains, if any, will be paid annually. Each of the Funds reserves the right to declare and pay dividends less frequently than as disclosed above, provided that the net realized capital gains and net investment income, if any, are paid at least annually. In determining amounts of capital gains to be distributed, any capital loss carry-forwards from prior years will be offset against capital gains.

Distributions will be paid in additional Fund shares based on the net asset value at the close of business on the record date, unless the dividends total in excess of $10 per distribution period and the shareholder notifies the Fund at least five business days prior to the payment date to receive such distributions in cash.

Taxes. Each Fund is qualified, intends to remain qualified and elects to be treated as a regulated investment company under Subchapter M of the Code for each taxable year. In order to remain qualified as a regulated investment company, each Fund generally must, among other things: (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, certain other related income (including, but not limited to, gains from options, futures or forward contracts) and net income derived from “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of each Fund’s assets is represented by cash and cash items, government securities, securities of other regulated investment companies and other securities limited, in respect of any one issuer, to an amount no greater than 5% of the value of each Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies) or in two or more issuers of which 20% or more of the voting securities held by the Fund and which are engaged in the same or similar trades or businesses, or in the securities of one or more qualified publicly traded partnerships.

A Fund may be able to cure a failure to derive 90% of its income from the sources specified above or a failure to diversify its holdings in the manner described above by paying a tax, by disposing of certain assets, or by doing both of these things. If, in any taxable year, a Fund fails one of these tests and does not timely cure the failure, that Fund will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income.

Although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Fund investments in partnerships, including in qualified publicly traded partnerships, may result in a Fund’s being subject to state, local or foreign income, franchise or withholding tax liabilities.

As a regulated investment company, each Fund will not be subject to U.S. Federal income tax on its ordinary income and net capital gains which it distributes as dividends or capital gains distributions to shareholders provided that it distributes to shareholders an amount at least equal to the sum of 90% of its investment company taxable income and 90% of its net tax-exempt interest income, if any, for the taxable year. Each Fund intends to distribute sufficient income to meet this qualification requirement.

Under the Code, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the tax, each Fund must distribute during each calendar year the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gain net income (i.e., long-term capital gains in excess of its short-term capital losses) for the one year period ending on October 31 of the calendar year, and (3) all ordinary income and capital gain net income for the previous years that were not distributed during such years. To avoid application of the excise tax, each Fund intends to make distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid during the calendar year if it is actually paid during such year or if declared by the distributing Fund in October, November or December of such year, payable to shareholders of record on a date in such month but actually paid by each Fund during January of the following year. Any such distributions paid during January of the following year will be taxable to shareholders as of December 31 in the calendar year in which such dividend is declared, rather than as of the date on which the distributions are received.

If, in any taxable year, a Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, including any distributions of net tax-exempt income and net long-term gains, will be taxable to shareholders as dividend income. However, such dividends will be eligible: (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals; and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if a Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If a Fund fails to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) if it qualifies as a regulated investment company in a subsequent year.

Distributions of net investment income and short-term capital gains (“ordinary income dividends”) are taxable to the shareholder as ordinary dividend income regardless of whether the shareholder receives such distributions in additional shares or in cash. The portion of such ordinary income dividends received from each Fund that will be eligible for the dividends received deduction for corporations will be determined on the basis of the amount of each Fund’s gross income, exclusive of capital gains from sales of stock or securities, which is derived as dividends from domestic corporations, other than certain tax-exempt corporations and certain REITs, and will be reported as such in a written notice to shareholders. Because each of the Funds will invest principally in debt securities, it is anticipated that ordinary income dividends paid by any Fund generally will not qualify for the dividends received deduction. In addition, dividends paid by a Fund generally will not qualify for the capital gain tax rate applicable to certain dividends, called “qualified dividend income.” The excess of net long-term capital gains over net short-term capital losses realized, distributed and properly reported by a Fund, whether paid in cash or reinvested in Fund shares, will generally be taxable to shareholders as long-term capital gain, regardless of how long a shareholder has held Fund shares, and are not eligible for the dividends received deduction for corporations. Distributions of net capital gains from assets held for one year or less will be taxed as ordinary income.

The maximum capital gains rate for individuals generally is 20% currently. The maximum capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income. At March 31, 2014, Strategic Bond Fund and Flexible Credit Fund had capital loss carry-forwards of $52,812,990 and $52,968,979, respectively, each of which will expire between 2016 and 2018. A Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carry forwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. In addition to any applicable expiring capital loss carry-forwards, the U.S. Government Securities Fund and Strategic Bond Fund have unlimited capital loss carry-forwards of $2,753,760 and $2,540,187, respectively.

A portion of the Funds’ distributions may, however, be treated as “qualified dividend income,” taxable to individuals at a maximum U.S. federal tax rate of 15% for individuals with no more than $400,000 of income ($450,000 if married filing jointly), adjusted annually for inflation, and 20% for any portion of qualified dividend income that exceeds those amounts. A distribution is treated as qualified dividend income to the extent that a Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations (e.g., foreign corporations incorporated in certain countries with a comprehensive tax treaty with the U.S. or where stock is traded on an established securities market in the U.S. and which are not passive foreign investment companies) provided that holding period and other requirements are met both by the Fund and the shareholders. To the extent the Funds’ distributions are attributable to other sources, such as interest or capital gains, the distributions are not treated as qualified dividend income.

A 3.8 percent Medicare contribution tax will be imposed on net investment income, including, among other things, interest, dividends, and capital gain, of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly), adjusted annually for inflation, and of estates and trusts.

Upon a sale or exchange of its shares, a shareholder may recognize a taxable gain or loss in an amount equal to the difference between the proceeds of the sale or exchange and the shareholder’s adjusted tax basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands. Any such capital gain or loss will be treated as long-term capital gain or loss if the shares were held for more than one year. Except as discussed below, the amount of any CDSC will reduce the amount realized on the sale or exchange of shares for purposes of determining gain or loss. In the case of an individual, any such capital gain will be treated as short-term capital gain, taxable at the same rates as ordinary incomes if the shares were held for not more than one year and long-term capital gains taxable at rates of 15% for those with income below $400,000 ($450,000 if married filing jointly), adjusted annually for inflation, and 20% for those with any income above those amounts that is not long-term capital gains or qualified dividend income (the above income thresholds are adjusted annually for inflation) if such shares were held for more than one year. In the case of a corporation, any such capital gain will be treated as long-term capital gain, taxable at the same rates as ordinary income, if such shares were held for more than one year. To the extent not disallowed, any loss realized by a shareholder on the sale of shares of a Fund held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder, and any undistributed capital gains included in income by such shareholder with respect to such shares.

Under certain circumstances the sales charge incurred in acquiring shares of a Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies if shares of a Fund are exchanged within 90 days after the date they were purchased and the new shares are acquired by the January 31st following the date of disposition without a sales charge or at a reduced sales charge. In that case, the gain or loss recognized on the exchange will generally be determined by excluding from the tax basis of the shares exchanged the sales charge that was imposed on the acquisition of those shares to the extent of such reduction to the sales charge upon the exchange. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred the initial sales charge. The portion of the initial sales charge that is excluded from the basis of the exchanged shares is instead treated as an amount paid for the new shares.

If a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which a Fund will be subject, since the amount of that Fund’s assets to be invested in various countries is not known. It is not anticipated that any Fund will qualify to pass through to its shareholders the ability to claim as a foreign tax credit their respective shares of foreign taxes paid by such Fund.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables, or accrues expenses or other liabilities denominated in a foreign currency and the time such Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. In general, gains (and losses) realized on debt instruments will be treated as Section 988 gain (or loss) to the extent attributable to changes in exchange rates between the U.S. dollar and the currencies in which the instruments are denominated. Similarly, gains or losses from sales of currencies or dispositions of debt securities or certain forward contracts, futures contracts, options or similar financial instruments denominated in a foreign currency or determined by reference to the value of one or several foreign currencies also are treated as ordinary income or loss. These gains, referred to under the Code as “Section 988” gains or losses, increase or decrease the amount of each Fund’s investment company taxable income available to be distributed to its shareholders as ordinary income.

The Code includes special rules applicable to listed non-equity options, regulated futures contracts, and listed options on futures contracts which a Fund may write, purchase or sell. Such options and contracts are classified as Section 1256 contracts under the Code. The character of gain or loss resulting from the sale, disposition, closing out, expiration or other termination of Section 1256 contracts, except forward foreign currency exchange contracts, is generally treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof (“60/40 gain or loss”). Such contracts, when held by a Fund at the end of a fiscal year, generally are required to be treated as sold at market value on the last business day of such fiscal year for U.S. federal income tax purposes (“marked-to-market”). OTC options are not classified as Section 1256 contracts and are not subject to the marked-to-market rule or to 60/40 gain or loss treatment. Any gains or losses recognized by a Fund from transactions in OTC options written by the Fund generally constitute short-term capital gains or losses. Any gain or loss recognized by a Fund from transactions in OTC options purchased by such Fund generally has the same character as the property to which the option relates has in the hands of such Fund (or would have if acquired by the Fund). When calls written, or put options purchased, by a Fund are exercised, the gain or loss realized on the sale of the underlying securities may be either short-term or long-term capital gain or loss, depending on the holding period of the securities. In determining the amount of such gain or loss, the sales proceeds are reduced by the premium paid for the OTC puts or increased by the premium received for OTC calls.

A substantial portion of each Fund’s transactions in options, futures contracts and options on futures contracts, particularly its hedging transactions, may constitute “straddles” which are defined in the Code as offsetting positions with respect to personal property. A straddle in which at least one (but not all) of the positions in which is a Section 1256 contract would constitute a “mixed straddle” under the Code. The rules governing the taxation of straddles include: (i) “loss deferral” rules which may postpone recognition for tax purposes of losses from certain closing purchase transactions or other dispositions of a position in the straddle to the extent of unrecognized gains in the offsetting position; (ii) “wash sale” rules which may postpone recognition for tax purposes of losses where a position is sold and a new offsetting position is acquired within a prescribed period; (iii) “short sale” rules which may terminate the holding period of securities owned by a Fund when offsetting positions are established and which may convert certain capital losses from short-term to long-term; and (iv) “conversion transaction” rules which may treat all or a portion of the gain on a transaction as ordinary income rather than as capital gains. The Code provides that certain elections may be made for mixed straddles that can alter the character of the capital gain or loss recognized upon disposition of positions which form part of a straddle. Certain other elections also are provided in the Code; no determination has been reached to make any of these elections.

As a result of entering into swap contracts, a Fund may make or receive periodic net payments. A Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if a Fund has been a party to the swap for more than one year). With respect to certain types of swaps, a Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss.

In certain situations, a Fund may, for a taxable year, defer all or a portion of its net capital loss realized after October and its late-year ordinary loss (defined as the excess of post-October foreign currency and PFIC losses and other post-December ordinary losses over post-October foreign currency and PFIC gains and other post-December ordinary income) until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October (or December) may affect the tax character of shareholder distributions.

In general, gain or loss on a short sale is recognized when a Fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in a Fund’s hands. Except with respect to certain situations where the property used by a Fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by a Fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by a Fund for more than one year. In general, a Fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

Code Section 1259 will require the recognition of gain if a Fund makes a “constructive sale” of an appreciated financial position (e.g., stock). A Fund generally will be considered to make a constructive sale of an appreciated financial position if it sells the same or substantially identical property short, enters into a futures or forward contract to deliver the same or substantially identical property, or enters into certain other similar transactions.

Each Fund may purchase debt securities (such as zero-coupon, pay-in-kind or stripped securities) that contain original issue discount. Original issue discount that accrues in a taxable year is treated as earned by a Fund and therefore is subject to the distribution requirements of the Code. Because the original issue discount income earned by the Fund in a taxable year may not be represented by cash income, the Fund may have to dispose of other securities and use the proceeds to make distributions to shareholders. In addition, a Fund’s investment in contingent payment or inflation-indexed debt instruments may accelerate the Fund’s recognition of taxable income in excess of cash generated by such investments.

A Fund may be required to backup withhold U.S. federal income tax at a current rate of 28% of all taxable distributions payable to shareholders who fail to provide their correct taxpayer identification number or fail to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld generally may be credited against a shareholder’s U.S. federal income tax liability.

For taxable years beginning before January 1, 2015, distributions that a Fund reports as “short-term capital gain dividends” or “long-term capital gain dividends” will not be treated as such to a recipient foreign shareholder if the distribution is attributable to gain received from the sale or exchange of U.S. real property or an interest in a U.S. real property holding corporation and a Fund’s direct or indirect interests in U.S. real property exceeded certain levels. Instead, if the foreign shareholder has not owned more than 5% of the outstanding shares of a Fund at any time during the one year period ending on the date of distribution, such distributions will be subject to 30% withholding by a Fund and will be treated as ordinary dividends to the foreign shareholder; if the foreign shareholder owned more than 5% of the outstanding shares of a Fund at any time during the one year period ending on the date of the distribution, such distribution will be treated as real property gain subject to 35% withholding tax and could subject the foreign shareholder to U.S. filing requirements. Additionally, if a Fund’s direct or indirect interests in U.S. real property were to exceed certain levels, a foreign shareholder realizing gains upon redemption from a Fund on or before December 31, 2014 could be subject to the 35% withholding tax and U.S. filing requirements unless more than 50% of a Fund’s shares were owned by U.S. persons at such time or unless the foreign person had not held more than 5% of a Fund’s outstanding shares throughout either such person’s holding period for the redeemed shares or, if shorter, the previous five years.

In addition, the same rules apply with respect to distributions to a foreign shareholder from a Fund and redemptions of a foreign shareholder’s interest in a Fund attributable to a REIT’s distribution to a Fund of gain from the sale or exchange of U.S. real property or an interest in a U.S. real property holding corporation, if a Fund’s direct or indirect interests in U.S. real property were to exceed certain levels. The rule with respect to distributions and redemptions attributable to a REIT’s distribution to a Fund will not expire for taxable years beginning on or after January 1, 2015.

The rules laid out in the previous two paragraphs, other than the withholding rules, will apply notwithstanding a Fund’s participation in a wash sale transaction or its payment of a substitute dividend.

For taxable years beginning before January 1, 2015, properly-reported dividends are generally exempt from United States federal withholding tax where they (i) are paid in respect of a Fund’s “qualified net interest income” (generally, a Fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which a Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of a Fund’s “qualified short-term capital gains” (generally, the excess of a Fund’s net short-term capital gain over a Fund’s long-term capital loss for such taxable year). However, depending on its circumstances, a Fund may report all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, IRS Form W-8BENE or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if a Fund reports the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

Shares of a Fund held by a non-U.S. shareholder at death will be considered situated within the United States and subject to the U.S. estate tax, if applicable.

A 30% withholding tax is currently imposed on U.S.-source dividends, interest and other income items paid and will be imposed on proceeds from the sale of property producing U.S.-source dividends and interest paid after December 31, 2016, to (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to either provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply or agree to provide certain information to other revenue authorities for transmittal to the IRS.

The foregoing is a general abbreviated summary of the applicable provisions of the Code and Treasury regulations currently in effect. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state and local taxes. In addition, foreign investors should consult with their own tax advisers regarding the particular tax consequences to them of an investment in each Fund. Qualification as a regulated investment company under the Code for tax purposes does not entail government supervision of management or investment policies.

RETIREMENT PLANS

Shares of the Funds may be purchased by various types of qualified retirement plans. The summary below is only a brief description of these plans and does not purport to be complete. Further information or an application to invest in shares of a Fund through purchase by any of the retirement plans described below may be obtained by calling Retirement Plans at 800-858-8850. However, it is recommended that anyone considering an acquisition of shares by a retirement plan consult a tax adviser before the acquisition is made.

Pension and Profit-Sharing Plans. Sections 401(a) and 401(k) of the Code permit employers and certain employee associations to establish qualified pension and profit sharing plans for employees, including those who are self-employed individuals or partners. Each qualified pension or profit sharing plan provides tax advantages for employers and participants. Contributions made by the employers are tax-deductible, and participants do not pay taxes on contributions or earnings until withdrawn.

Tax-Sheltered Custodial Accounts. Section 403(b)(7) of the Code permits public school employees, and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code, to establish accounts through which shares of a Fund may be purchased. Subject to certain limitations, contributions by or on behalf of these employees to such accounts, and the earnings thereon, are excluded from their gross income for tax purposes until withdrawn.

Traditional Individual Retirement Accounts. Section 408 of the Code permits eligible individuals to contribute to an individual retirement account or annuity (a Traditional IRA), including an account under a Simplified Employee Pension Plan, commonly referred to as a SEP-IRA. Traditional IRAs are subject to limitations with respect to the amount that may be contributed, the eligibility of individuals to make contributions, the amount (if any) entitled to be contributed on a deductible basis, and the time by which distributions must commence. In addition, certain distributions from some other types of retirement plans may be deposited on a tax-deferred basis in a Traditional IRA. Earnings on the funds in a Traditional IRA are not taxable until withdrawn.

Salary Reduction Simplified Employee Pension (SARSEP). A SARSEP offers a unique way for small employers to provide the benefit of retirement planning for their employees. Contributions are deducted from the employee’s paycheck on a before-tax basis, and are deposited into an IRA by the employer. These contributions are not included in the employee’s income and therefore are not reported or deducted on his or her tax return. Contributions and the earnings thereon are taxable when withdrawn. A SARSEP may not be established after 1996. A SARSEP established before 1997 may continue.

Savings Incentive Match Plan for Employees (SIMPLE IRA). This plan was introduced by a provision of the Small Business Job Protection Act of 1996 to provide small employers with a simplified tax-favored retirement plan. Contributions are deducted from the employee’s paycheck before taxes and are deposited into a SIMPLE IRA by the employer, who must make either matching contributions or non-elective contributions for the employee. Contributions are tax-deductible for the employer and participants do not pay taxes on contributions, or the earnings thereon, until they are withdrawn.

Roth IRA. Roth IRAs were introduced by the Taxpayer Relief Act of 1997. Generally under Section 408A of the Code, in 2013, unmarried individuals with adjusted gross income of up to $112,000, and married couples who file a joint return and have joint adjusted gross income of up to $178,000, may contribute to a Roth IRA. The maximum allowed contribution phases out for unmarried individuals with adjusted gross income between $110,001 and $125,000, and married couples who file a joint return and have joint adjusted gross income between $173,001 and $183,000. Contributions are not tax-deductible, but distribution of assets (contributions and earnings) held in the account for at least five years may be distributed tax-free under certain qualifying conditions.

Coverdell Education Savings Account. Coverdell Education Savings Accounts were introduced by the Taxpayer Relief Act of 1997. Generally, under Section 530 of the Code, unmarried individuals with adjusted gross income of up to $95,000, and married couples who file a joint return and have joint adjusted gross income of up to $190,000, may contribute up to $2,000 each year to a Coverdell Education Savings Account on behalf of a child under the age of 18. The $2,000 annual limit is phased out for unmarried individuals with adjusted gross income between $95,000 and $110,000, and for married couples who file a joint return and have joint adjusted gross income between $190,001 and $220,000. Contributions are not tax-deductible but distributions are tax-free if used for qualified educational expenses.

Individual 401(k). The Individual 401(k) plan is intended for owner-only businesses and businesses with employees that can be excluded under federal laws governing plan coverage requirements. The Individual (k) is a type of 401(k) plan made newly relevant to owner-only businesses because of changes made to the section 415 and 404 limits provided by the Economic Growth and Tax Relief Act of 2001. The Individual (k) generally allows for an employer contribution of 25% of compensation and an employee salary deferral up to the limit defined in IRC Section 402(g). In addition, because of its smaller size, the Individual (k) is also less complex and less costly than the typical multiple-employee 401(k) plan.

DESCRIPTION OF SHARES

Ownership of the Trust is represented by transferable shares of beneficial interest. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares, $.01 par value, and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests of the Trust.

Currently, three series of shares of the Trust have been authorized pursuant to the Declaration of Trust: the U.S. Government Securities Fund, Strategic Bond Fund and Flexible Credit Fund. Each Fund offers: Class A and Class C Shares, the Strategic Bond Fund also offers Class B and Class W shares and the Flexible Credit Fund also offers Class W shares. In the future, the Trustees may authorize the creation of additional series of shares which may have fee structures different from existing classes and/or may be offered only to certain qualified investors so as to be able to offer to investors additional investment funds within the Trust that would operate independently from the Trust’s present Funds, or to distinguish among shareholders, as may be necessary, to comply with future regulations or other unforeseen circumstances. Each class of shares of the Trust represents the interests of the shareholders of that Fund in a particular portfolio of Trust assets.

Shareholders are entitled to a full vote for each full share held. The Trustees have terms of unlimited duration (subject to certain removal procedures) and have the power to alter the number of Trustees and appoint their own successors, provided that at all times at least a majority of the Trustees have been elected by shareholders. The voting rights of shareholders are not cumulative, so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being elected, while the holders of the remaining shares would be unable to elect any Trustees. Although the Trust need not hold annual meetings of shareholders, the Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or the Declaration of Trust. Also, a shareholders meeting must be called, if so requested in writing by the holders of record of 10% or more of the outstanding shares of the Trust. In addition, the Trustees may be removed by the action of the holders of record of two-thirds or more of the outstanding shares. All series of shares will vote with respect to certain matters, such as election of Trustees. When all series of shares are not affected by a matter to be voted upon, such as approval of investment advisory agreements or changes in a Fund’s policies, only shareholders of the series affected by the matter may be entitled to vote.

Where applicable, each class has voting rights on matters that pertain to the Rule 12b-1 plan adopted with respect to such class, except that under certain circumstances, the holders of Class B shares may be entitled to vote on material changes to the Class A Rule 12b-1 plan. In addition, each class of shares will be exchangeable only into the same class of shares of any of the other Funds or other funds advised by SunAmerica. All shares of the Trust issued and outstanding and all shares offered by the Prospectus when issued are and will be fully paid and non-assessable. Shares have no preemptive or other subscription rights and are freely transferable on the books of the Trust. In addition, shares have no conversion rights, except as described above.

The Declaration of Trust provides that no Trustee, officer, employee or agent of the Trust is liable to the Trust or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Trust, except as such liability may arise from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties. It also provides that all third persons shall look solely to the Trust’s property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Trust. The Trust shall continue, without limitation of time, subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders.

Under Massachusetts law, shareholders of a trust, such as the Trust, in certain circumstances, may be held personally liable as partners for the obligations of the Trust. However the Declaration of Trust, pursuant to which the Trust was organized, contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The Declaration of Trust also provides for indemnification out of the Trust’s property for any shareholder held personally liable for any Trust obligation. Thus the risk of a shareholder being personally liable as a partner for obligations of the Trust is limited to the unlikely circumstance in which the Trust itself would be unable to meet its obligations.

ADDITIONAL INFORMATION

Computation of Offering Price per Share.

The offering price for Class A, Class B and Class C shares of the Funds, based on the net asset value of each Fund as of March 31, 2014, is calculated as follows:

U.S. Government Securities Fund
	Class A	Class B** †	Class C***
Net Assets	$106,747,142	$3,508,498	$7,294,589
Number of Shares Outstanding	11,316,926	371,867	773,995
Net Asset Value (net assets divided by number of shares)	$9.43	$9.43	$9.42
Sales Charge:
for Class A Shares: 4.75% of offering price (4.99% of net asset value per share)*	$0.47	—	—
Offering Price	$9.90	$9.43	$9.42

Strategic Bond Fund
	Class A	Class B**	Class C***
Net Assets	$255,820,890	$46,461,765	$197,904,485
Number of Shares Outstanding	72,497,845	13,169,749	55,868,613
Net Asset Value (net assets divided by number of shares)	$3.53	$3.53	$3.54
Sales Charge:
for Class A Shares: 4.75% of offering price (4.99% of net asset value per share)*	$0.18	—	—
Offering Price	$3.71	$3.53	$3.54

Flexible Credit Fund
	Class A	Class B** †	Class C***
Net Assets	$70,713,325	$13,138,407	$30,594,927
Number of Shares Outstanding	19,673,591	3,650,585	8,463,561
Net Asset Value (net assets divided by number of shares)	$3.59	$3.60	$3.61
Sales Charge:
for Class A Shares: 4.75% of offering price (4.99% of net asset value per share)*	$0.18	—	—
Offering Price	$3.77	$3.60	$3.61

*	Class A shares may be subject to a CDSC on redemption of shares within twelve months of purchase. Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.
**	Class B shares are not subject to an initial sales charge but may be subject to a CDSC on redemption of shares within six years of purchase.
***	Class C shares are not subject to an initial sales charge but may be subject to a CDSC on redemption of shares within twelve months of purchase.
†	On January 27, 2015, all outstanding Class B shares of the U.S. Government Securities Fund and the Flexible Credit Fund were converted to Class A shares of each Fund.

Reports to Shareholders. The Trust sends audited Annual and unaudited Semi-Annual reports to shareholders of each of the Funds. In addition, the Transfer Agent sends a statement to each shareholder having an account directly with a Fund to confirm transactions in the account.

Custodian and Transfer Agent. State Street Bank and Trust Co., 1776 Heritage Drive, North Quincy, MA 02171, serves as Custodian and Transfer Agent for the Funds and in those capacities maintains certain financial and accounting books and records pursuant to agreements with the Funds. Transfer Agent functions are performed for State Street by Boston Financial Data Services, P.O. Box 419572, Kansas City, MO 64141-6572, an affiliate of State Street. SAFS, Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992, acts as a servicing agent assisting State Street in connection with certain services offered to the shareholders of each of the Funds.

Independent Registered Public Accounting Firm and Legal Counsel. PricewaterhouseCoopers LLP, 1000 Louisiana Street, Houston, TX 77002 serves as the Funds’ independent registered public accounting firm and, in that capacity, examines the annual financial statements of the Trust.

The firm of Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, NY 10019, serves as legal counsel to the Funds.

FINANCIAL STATEMENTS

The Trust’s audited financial statements from the Trust’s annual report to shareholders for the fiscal year ended March 31, 2014 relating to the Funds and the Trust’s unaudited financial statements from the Trust’s semi-annual report to shareholders for the six months ended September 30, 2014 relating to the U.S. Government Securities Fund and the Strategic Bond Fund have been incorporated by reference into this SAI. You may request a copy of the annual or semi-annual report(s) at no charge by calling 800-858-8850.

APPENDIX

DESCRIPTION OF CREDIT RATINGS

Description of Moody’s Investors Service, Inc.’s (“Moody’s”) Long-Term Obligation Ratings

Moody’s long-term ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

Caa	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Obligations rated C are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Description of Moody’s Short-Term Obligation Ratings

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted. Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short term debt obligations.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short term debt obligations.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short term debt obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Description of Standard & Poor’s, a Division of The McGraw-Hill Companies, Inc. (“Standard & Poor’s”), Credit Ratings

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long term or short term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days, including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

The issue credit ratings are based, in varying degrees, on Standard & Poor’s analysis of the following considerations:

I. Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

II. Nature of and provisions of the obligation;

III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Long Term Issue Credit Ratings

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA	An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligator’s capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated “AA” differs from the highest rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A	An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C

A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D

An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or minus (-)

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1

A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Description of Fitch Ratings’ (“Fitch’s”) Credit Ratings Scales

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested.

The terms “investment grade” and “speculative grade” have established themselves over time as shorthand to describe the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade). The terms “investment grade” and “speculative grade” are market conventions, and do not imply any recommendation or endorsement of a specific security for investment purposes. “Investment grade” categories indicate relatively low to moderate credit risk, while ratings in the “speculative” categories either signal a higher level of credit risk or that a default has already occurred.

Fitch’s credit ratings do not directly address any risk other than credit risk. In particular, ratings do not deal with the risk of a market value loss on a rated security due to changes in interest rates, liquidity and other market considerations. However, in terms of payment obligation on the rated liability, market risk may be considered to the extent that it influences the ability of an issuer to pay upon a commitment. Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the obligation to pay upon a commitment (for example, in the case of index-linked bonds).

In the default components of ratings assigned to individual obligations or instruments, the agency typically rates to the likelihood of non-payment or default in accordance with the terms of that instrument’s documentation. In limited cases, Fitch may include additional considerations (i.e., rate to a higher or lower standard than that implied in the obligation’s documentation). In such cases, the agency will make clear the assumptions underlying the agency’s opinion in the accompanying rating commentary.

Description of Fitch’s Long-Term Corporate Finance Obligations Rating Scales

Fitch long-term obligations rating scales are as follows:

AAA	Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA	Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A	High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB	Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB	Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B	Highly speculative. ‘B’ ratings indicate that material credit risk is present.

CCC	‘CCC’ ratings indicate that substantial credit risk is present.

CC	‘CC’ ratings indicate very high levels of credit risk.

C	‘C’ ratings indicate exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned ‘RD’ or ‘D’ ratings, but are instead rated in the ‘B’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ obligation rating category, or to corporate finance obligation ratings in the categories below ‘CCC’.

Description of Fitch’s Short-Term Ratings

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets.

Fitch short-term ratings are as follows:

F1	Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2	Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3	Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B	Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C	High short-term default risk. Default is a real possibility.

RD	Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D	Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

PART C

OTHER INFORMATION

Item 28:	Exhibits.

(a)	(i)	Declaration of Trust, as amended. Incorporated herein by reference to Post-Effective Amendment No. 20 to the Registrant’s Registration Statement on Form N-1A (File No. 33-6502) filed on July 27, 1995.

	(ii)	Amendment to the Declaration of Trust. Incorporated herein by reference to Post-Effective Amendment No. 36 to the Registrant’s Registration Statement on Form N-1A (File No. 33-6502) filed on July 29, 2003.

	(iii)	Amendment to the Declaration of Trust. Incorporated herein by reference to Post-Effective Amendment No. 36 to the Registrant’s Registration Statement on Form N-1A (File No. 33-6502) filed on July 29, 2003.

	(iv)	Amendment to the Declaration of Trust. Incorporated herein by reference Post-Effective Amendment No. 37 to Registrant’s Registration Statement on Form N-1A (File No. 33-6502) filed on July 27, 2004.

	(v)	Amendment to the Declaration of Trust. Incorporated herein by reference to Post-Effective Amendment No. 40 to Registrant’s Registration Statement on Form N-1A (File No. 33-6502) filed on July 28, 2006.

	(vi)	Certificate of Amendment to Establishment and Designation of Shares of Beneficial Interest. Incorporated herein by reference to Post-Effective Amendment No. 52 to the Registrant’s Registration Statement on Form N-1A (File No. 33-6502) filed on July 28, 2014.

	(vii)	Certificate of Amendment to Declaration of Trust. Incorporated herein by reference to Post-Effective Amendment No. 52 to the Registrant’s Registration Statement on Form N-1A (File No. 33-6502) filed on July 28, 2014.

	(viii)	Amended and Restated Establishment and Designation of Series and Classes of Shares of Beneficial Interest. Filed herewith.

(b)	(i)	Amended and Restated By-Laws. Incorporated herein by reference to Post-Effective Amendment No. 42 to Registrant’s Registration Statement on Form N-1A (File No. 33-6502) filed on July 28, 2008.

	(ii)	Amendment to the Amended and Restated By-Laws. Incorporated herein by reference to Post-Effective Amendment No. 43 to Registrant’s Registration Statement on Form N-1A (File No. 33-6502) filed on July 29, 2009.

(c)		Not applicable.

(d)	(i)	Investment Advisory and Management Agreement between Registrant and SunAmerica Asset Management Corp. (“SunAmerica”). Incorporated herein by reference to Post-Effective Amendment No. 34 to the Registrant’s Registration Statement on Form N-1A (File No. 33-6502) filed on November 16, 2001.

	(ii)	Subadvisory Agreement between SunAmerica and PineBridge Investments, LLC (“PineBridge”). Incorporated herein by reference to Post-Effective Amendment No. 44 to Registrant’s Registration Statement on Form N-1A (File No. 33-6502) Filed on May 28, 2010.

	(iii)	Subadvisory Agreement between SunAmerica and Newfleet Asset Management, LLC (“Newfleet”). Incorporated herein by reference to Post-Effective Amendment No. 55 to Registrant’s Registration Statement on Form N-1A (File No. 33-6502) filed on September 30, 2014.

(e)	(i)	Distribution Agreement. Incorporated herein by reference to Post-Effective Amendment No. 26 to the Registrant’s Registration Statement on Form N-1A (File No. 33-6502) filed on May 28, 1999.

	(ii)	Form of Selling Agreement. Incorporated herein by reference to Post-Effective Amendment No. 46 to the Registrant’s Registration Statement on Form N-1A (File No. 33-6502) filed on July 29, 2011.

(f)	(i)	Directors’/Trustees’ Retirement Plan. Incorporated herein by reference to Post-Effective Amendment No. 45 to SunAmerica Equity Funds’ Registration Statement on Form N-1A (File No. 33-8021) filed on January 26, 2007.

	(ii)	Amendment to Directors’/Trustees Retirement Plan. Incorporated herein by reference to Post-Effective Amendment No. 48 to Registration Statement on Form N-1A (File No. 33-8021) of SunAmerica Equity Fund, filed on January 27, 2009.

(g)	(i)	Master Custodian Agreement between Registrant and State Street Bank and Trust. Incorporated herein by reference to Post-Effective Amendment No. 40 to Registrant’s Registration Statement on Form N-1A (File No. 33-6502) filed on July 28, 2006.

(h)	(i)	Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company. Incorporated herein by reference to Post-Effective Amendment No. 21 to Registrant’s Registration Statement on Form N-1A (File No. 33-6502) filed on July 19, 1996.

	(ii)	Service Agreement between Registrant and SunAmerica Fund Services, Inc. Incorporated herein by reference to Post-Effective Amendment No. 20 to Registrant’s Registration Statement on Form N-1A (File No. 33-6502) filed on July 27, 1995.

	(iii)	Amendment to Transfer Agency and Service Agreement dated July 5, 2006. Incorporated herein by reference to SunAmerica Equity Fund’s Registration Statement on Form N-1A (File No. 33-8021) filed on January 26, 2007.

	(iv)	Form of Indemnification Agreement between the Registrant and each Trustee who is not an interested person of the Registrant, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (an “Independent Trustee”). Incorporated herein by reference to Post-Effective Amendment No. 43 to Registrant’s Registration Statement on Form N-1A (File No. 33-6502) filed on July 29, 2009.

	(v)	Amended and Restated Expense Limitation Agreement by and among SunAmerica Specialty Series, SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Series, Inc., SunAmerica Money Market Funds, Inc., SunAmerica Senior Floating Rate Fund, Inc. and SunAmerica Asset Management, LLC. Incorporated herein by reference to Post-Effective Amendment No. 52 to the Registrant’s Registration Statement on Form N-1A (File No. 33-6502) filed on July 28, 2014.

	(vi)	Form of Administrative and Shareholder Services Agreement between Registrant and AIG Capital Services, Inc. (Flexible Credit Fund and Strategic Bond Fund Class W shares). Filed herewith.

(i)	(i)	Legal Opinion of Bingham McCutchen LLP. Incorporated herein by reference to Post-Effective Amendment No. 41 to Registrant’s Registration Statement (File No. 33-6502) filed on July 27, 2007.

	(ii)	Legal Opinion of Bingham McCutchen LLP. Incorporated herein by reference to Post-Effective Amendment No. 55 to Registrant’s Registration Statement on Form N-1A (File No. 33-6502) filed on September 30, 2014.

	(iii)	Legal Opinion of Morgan, Lewis & Bockius LLP. Filed herewith.

	(iv)	Consent of Willkie Farr & Gallagher LLP. Filed herewith.

(j)		Consent of Independent Registered Public Accounting Firm. Filed herewith.

(k)		Not applicable.

(l)		Not applicable.

(m)	(i)	Distribution Plan pursuant to Rule 12b-1 (Class A shares); Distribution Plan pursuant to Rule 12b-1 (Class B shares); Distribution Plan pursuant to Rule 12b-1 (Class C shares). Incorporated herein by reference to Post-Effective Amendment No. 42 to Registrant’s Registration Statement on Form N-1A (File No. 33-6502) filed on July 28, 2008.

(n)		Amended and Restated Plan pursuant to Rule 18f-3. Incorporated herein by reference to Post-Effective Amendment No. 55 to Registrant’s Registration Statement on Form N-1A (File No. 33-6502) filed on September 30, 2014.

(o)		Reserved.

(p)	(i)	Code of Ethics for the Registrant, SunAmerica and SunAmerica Capital Services, Inc (“SACS”). Incorporated herein by reference to Post-Effective Amendment No. 67 to SunAmerica Series, Inc.’s Registration Statement on Form N-1A (File No. 333-11283) filed on February 28, 2012.

	(ii)	Code of Ethics for PineBridge. Incorporated herein by reference to Post-Effective Amendment No. 44 to Registrant’s Registration Statement on Form N-1A (File No. 33-6502) filed on May 28, 2010.

	(iii)	Code of Ethics for Newfleet. Incorporated herein by reference to Post-Effective Amendment No. 55 to Registrant’s Registration Statement on Form N-1A (File No. 33-6502) filed on September 30, 2014.

(q)		Power of Attorney, dated December 2, 2014. Filed herewith.

Item 29.	Persons Controlled by or Under Common Control with Registrant.

The following Registered management investment companies may be under common control with the Registrant:

Anchor Series Trust

SunAmerica Equity Funds

SunAmerica Series, Inc.

SunAmerica Money Market Funds, Inc.

SunAmerica Senior Floating Rate Fund, Inc.

Seasons Series Trust

SunAmerica Series Trust

SunAmerica Specialty Series

SunAmerica Goldman Sachs Diversified Yield Fund, Inc.

Item 30.	Indemnification.

The following excerpts from Article V of the By-Laws of the Registrant contain relevant provisions relating to the indemnification obligations of the Registrant with respect to certain covered persons, including trustees, officers and employees of the Trust:

5.1. Indemnification. The Trust shall indemnify every person who is, or has been, a Trustee, officer, or employee of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”), by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved or is threatened to become involved as a party or otherwise by virtue of his being or having been such a Covered Person and against amounts paid or incurred by him in settlement thereof.

The rights of indemnification herein provided shall be insured against by policies maintained by the Trust to the extent required by the Declaration, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person.

5.2. Disabling Conduct. Notwithstanding the provisions of Section 5.1, no Covered Person shall be entitled to indemnification for any liability to the Trust or its Shareholders with respect to any matter, unless there has been:

(a) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified (“Indemnitee”) was not liable by reason of having engaged in willful malfeasance, bad faith, gross negligence or reckless disregard of duties (“Disabling Conduct”); or

(b) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Indemnitee was not liable by reason of Disabling Conduct, made by either:

(i) a majority of a quorum of Trustees who are neither “interested persons” of the Trust, as defined in section 2(a)(19) of the 1940 Act, nor parties to the action, suit or proceeding (“Independent Non-Party Directors”); or

(ii) the then-current legal counsel to the Independent Directors or (ii) other legal counsel chosen by a majority of the Independent Directors (or if there are no Independent Directors with respect to the matter in question, by a majority of the Directors who are not “interested persons” of the Fund as defined in Section 2(a)(9) of the 1940 Act) and determined by them in their reasonable judgment to be independent, in a written opinion (“Independent Counsel”).

To the extent that any determination is required to be made as to whether a Covered Person engaged in Disabling Conduct, or as to whether there is reason to believe that a Covered Person ultimately will be found entitled to indemnification, the person or persons making the determination shall afford the Covered Person a rebuttable presumption that the Covered Person has not engaged in such conduct and that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person engaged in Disabling Conduct.

5.3. Advancement of Fees. The Trust shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder, to the full extent permitted under applicable law if:

(a) the Trust receives a written undertaking by the Covered Person to reimburse the Trust if it shall ultimately be determined that the standards of conduct necessary for indemnification have not been met; and

(b) at least one of the following conditions has been met:

(i) the Covered Person has provided adequate security for his or her undertaking, or

(ii) the Trust has been insured against losses arising by reason of any lawful advances; or

(iii) a majority of a quorum of the Independent Non-Party Directors, or Independent Counsel in a written opinion has concluded, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the Covered Person ultimately will be found entitled to indemnification.

5.4. Further Indemnification. Nothing contained herein shall affect any rights to indemnification to which any Covered Person or other Person may be entitled by contract or otherwise under law or prevent the Trust from entering into any contract to provide indemnification to any Covered Person or other Person.

5.5. Amendments and Modifications. In no event will any amendment, modification or change to the provisions of these Bylaws adversely affect in any manner the rights of any Covered Person to (a) indemnification under Article V hereof in connection with any proceeding in which such Covered Person becomes involved as a party or otherwise by virtue of being or having been a Trustee, officer or employee of the Trust or (b) any insurance payments under policies maintained by the Trust, in either case with respect to any act or omission of such Covered Person that occurred or is alleged to have occurred prior to the time such amendment, modification or change to this Declaration or the Bylaws.

5.6. Reliance on Records and Experts. In addition to any provisions set forth in the Declaration, the Trustees may rely upon advice of counsel or other experts with respect to the meaning and operation of the Declaration, these By-Laws and their duties as Trustees thereunder, and shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice. In discharging their duties, the Trustees, when acting in good faith, shall be entitled to rely upon the books of account of the Trust and upon written reports made to the Trustees by any officer appointed by them, any independent registered public accounting firm and (with respect to the subject matter of the contract involved) any officer, partner or responsible employee of any other party to any contract entered into by the Trust or its officers or Trustees. The appointment, designation or identification of a

Trustee as chair of the Trustees, a member or chair of a committee of the Trustees, an expert on any topic or in any area (including an audit committee financial expert), or the lead independent Trustee, or any other special appointment, designation or identification of a Trustee, shall not impose on that person any standard of care or liability that is greater than that imposed on that person as a Trustee in the absence of the appointment, designation or identification, and no Trustee who has special skills or expertise, or is appointed, designated or identified as aforesaid, shall be held to a higher standard of care by virtue thereof. In addition, no appointment, designation or identification of a Trustee as aforesaid shall affect in any way that Trustee’s rights or entitlement to indemnification or advancement of expenses. The Trustees shall not be required to give any bond as such, nor any surety if a bond is required.

5.7. Definitions. As used in this Article V, the words “claim” “action,” “suit” or “proceeding” shall apply to all claims, demands, actions, suits, investigations, regulatory inquiries, proceedings or any other occurrence of a similar nature, whether actual or threatened and whether civil, criminal, administrative or other, including appeals, and the words “liability” and “expenses” shall include without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

In addition, each of the Independent Trustees has entered into an Indemnification Agreement with the Registrant. The Indemnification Agreement, among other things, seeks to preserve the current indemnification rights of each Independent Trustee, including with respect to advancement of expenses, even after such Independent Trustee no longer serves as a Trustee of the Registrant.

Item 31.	Business and Other Connections of the Investment Adviser.

The description of SunAmerica, the Registrant’s investment adviser, and PineBridge and Newfleet, the Registrant’s Subadvisers, under the heading “Fund Management” in the Prospectus and “Adviser, Personal Securities Trading, Distributor and Servicing Agent” in the Statement of Additional Information, constituting parts A and B, respectively of this Post-Effective Amendment to the Registration Statement, are Incorporated herein by reference.

Information concerning business and other connections of directors and officers is Incorporated herein by reference to PineBridge’s Form ADV (File No. 801-18759) and Newfleet’s Form ADV (File No. 801-51559), which are currently on file with the SEC. The following chart provides the names of each director, officer or partner of SunAmerica and describes any other business, profession, vocation or employment of a substantial nature that each such person has been engaged during the last two fiscal years for his or her own account or in the capacity of director, officer, employee, partner or trustee.

Name		Position with Adviser	Other positions held by directors, officers or partners of the Adviser
Peter A. Harbeck	SunAmerica	Director and President and Chief Executive Officer	Director, AIG Capital Services, Inc.; Director, SunAmerica Fund Services, Inc.; Chairman, Advisor Group, Inc.

Christine A. Nixon	SunAmerica	Director, Secretary	Senior Vice President, General Counsel & Secretary, SAFG Retirement Services, Inc.*; Director and Secretary, Advisor Group, Inc.*; Senior Vice President & Secretary, American General Life Insurance Company*; Senior Vice President, General Counsel & Secretary, The United States Life Insurance Company in the City of New York*

James Nichols	SunAmerica	Senior Vice President	Director, President & Chief Executive Officer, AIG Capital Services, Inc.

John T. Genoy	SunAmerica	Senior Vice President, Chief Financial Officer, Chief Operating Officer	Vice President, AIG Capital Services, Inc.; Vice President, Chief Financial Officer & Controller, SunAmerica Fund Services, Inc.

Timothy P. Pettee	SunAmerica	Senior Vice President, Chief Investment Strategist	None

Michael Treske	SunAmerica	Senior Vice President	Chief Distribution Officer, AIG Capital Services, Inc.

Katherine Stoner	SunAmerica	Vice President	Chief Compliance Officer, SunAmerica Funds

Andrew Sheridan	SunAmerica	Senior Vice President	None

Gregory N. Bressler	SunAmerica	Senior Vice President, General Counsel and Assistant Secretary	None

Stephen A. Maginn	SunAmerica	Senior Vice President	Director, AIG Capital Services, Inc.

Kara Murphy	SunAmerica	Senior Vice President, Chief Investment Officer	None

John Packs	SunAmerica	Senior Vice President	None

Chris Kagaoan	SunAmerica	Vice President	None

James Joyce	SunAmerica	Vice President	None

Frank Curran	SunAmerica	Vice President, Controller	Vice President, Controller, Financial Operations Principal, Chief Financial Officer and Treasurer, AIG Capital Services, Inc.

Kathleen Fuentes	SunAmerica	Vice President	None

Thomas D. Peeney	SunAmerica	Vice President	None

Thomas Bennett	SunAmerica	Vice President	President, SunAmerica Fund Services, Inc.

Timothy Campion	SunAmerica	Senior Vice President	None

Julie Cowart	SunAmerica	Vice President	None

Nori L. Gabert	SunAmerica	Vice President	None

Gregory Kingston	SunAmerica	Vice President	None

George Mitrica	SunAmerica	Vice President	None

Iris Mojica	SunAmerica	Vice President	None

James Monaghan	SunAmerica	Vice President	None

Andrew Doulos	SunAmerica	Vice President	None

John Halpin	SunAmerica	Vice President	None

Chad Palumbo	SunAmerica	Vice President	None

Douglas A. Loeffler	SunAmerica	Vice President	None

Donna McManus	SunAmerica	Vice President	None

Shawn Parry	SunAmerica	Vice President	None

Virginia N. Puzon	SunAmerica	Vice President	Director, Corporate Legal Affairs and Assistant Secretary, SAFG Retirement Services, Inc.; Assistant Secretary, Advisor Group, Inc.; Assistant Secretary, American General Life Insurance Company; Assistant Secretary, The United States Life Insurance Company in the City of New York

Matthew J. Hackethal	SunAmerica	Vice President, Chief Compliance Officer	None

Jane Bayar	Sun America	Assistant Vice President	None

Keith Roach	SunAmerica	Assistant Vice President	None

Miriam Gonzalez	SunAmerica	Assistant Vice President	None

Diedre Phipps	SunAmerica	Assistant Vice President	None

Christopher Okeke	SunAmerica	Assistant Vice President	None

John Smith, Jr.	SunAmerica	Assistant Vice President	None

*	Principal Business Addresses:

American International Group, Inc. 175 Water Street, New York, NY 10038

SAFG Retirement Services, Inc., 1999 Avenue of the Stars, 1 SunAmerica Center, Los Angeles, CA 90067

AIG Advisor Group, Inc., One World Financial Center, New York, NY 10281

AIG Life Holdings, Inc., 2929 Allen Parkway, Houston, TX 77019

American General Life Insurance Company, 2727-A Allen Parkway, Houston, TX 77019

The United States Life Insurance Company in the City of New York, One World Financial Center, 200 Liberty Street, New York, NY 10281

The Variable Annuity Life Insurance Company, 2929 Allen Parkway, Houston, TX 77019

SunAmerica Retirement Markets, Inc. 21650 Oxnard Street, Woodland Hills, CA 91367

FSC Securities, Inc., 2300 Windy Ridge Parkway, Suite 1100, Atlanta, GA 30339

Royal Alliance Associates, Inc., One World Financial Center, New York, NY 10281

SagePoint Financial, Inc., 2800 North Central Avenue, Suite 2200, Phoenix AZ 85004

Woodbury Financial Services, Inc., 7755 3rd Street North MS8B, Oakdale MN 55128

AIG Capital Services, Inc., Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311

SunAmerica Fund Services, Inc., Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311

Item 32.	Principal Underwriters.

(a)	The principal underwriter of the Registrant also acts as principal underwriter for:

SunAmerica Specialty Series

SunAmerica Equity Funds

SunAmerica Series, Inc.

SunAmerica Money Market Funds, Inc.

SunAmerica Senior Floating Rate Fund, Inc.

SunAmerica Series Trust

(b)	The following persons are the officers and directors of AIG Capital Services, Inc., the principal underwriter of Registrant’s Shares. The principal business address for each of these officers and directors is Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.

Name	Position With Underwriter	Position with the Registrant
Peter A. Harbeck Harborside Financial Center 3200 Plaza 5 Jersey City, NJ 07311	Director	Trustee

James Nichols Harborside Financial Center 3200 Plaza 5 Jersey City, NJ 07311	Director, President and Chief Executive Officer	Vice President

Rebecca Snider Harborside Financial Center 3200 Plaza 5 Jersey City, NJ 07311	Chief Compliance Officer	None

Stephen Maginn 21650 Oxnard St Woodland Hills, CA 91367	Director, Senior Vice President	None

Frank P. Curran Harborside Financial Center 3200 Plaza 5 Jersey City, NJ 07311	Vice President, Controller, Financial Operations Principal, Chief Financial Officer and Treasurer	None

Mallary L. Reznik 1999 Avenue of the Stars 1 SunAmerica Center, 37th Floor Los Angeles, CA 90067	Vice President	None

John T. Genoy Harborside Financial Center 3200 Plaza 5 Jersey City, NJ 07311	Vice President	President

Michael E. Treske 21650 Oxnard St. Woodland Hills, CA 91367	Chief Distribution Officer	None

Chris A. Nixon 1999 Avenue of the Stars 1 SunAmerica Center, 37th Floor Los Angeles, CA 90067	Secretary	None

Virginia N. Puzon 1999 Avenue of the Stars 1 SunAmerica Center, 37th Floor Los Angeles, CA 90067	Assistant Secretary	None

(c) Not applicable.

Item 33.	Location of Accounts and Records.

SunAmerica Asset Management, LLC, Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992 and 2919 Allen Parkway, Houston, TX 77019, or an affiliate thereof, maintains physical possession of each of the Fund’s accounts, books or other documents of Registrant, except for those maintained by Registrant’s custodian, State Street Bank and Trust Company, 225 Franklin St., Boston, MA 02110, and its affiliate, Boston Financial Data Services, P.O. Box 219572, Kansas City, MO 64141-5472.

PineBridge Investment Management, LLC is located at 399 Park Avenue, Fourth Floor, New York, New York, 10022.

Newfleet Asset Management, LLC, is located at 100 Pearl Street, Hartford, Connecticut 06103.

Item 34.	Management Services.

Not applicable.

Item 35.	Undertakings.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 58 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Jersey City, and the State of New Jersey, on the 28th day of January 2015.

SUNAMERICA INCOME FUNDS (Registrant)

By:	/s/ John T. Genoy
John T. Genoy President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 58 to the Registrant’s Registration Statement on Form N-1A has been signed by the following persons in the capacities and on the date indicated:

Signatures	Titles	Date

/s/ John T. Genoy	President (Principal Executive Officer)	January 28, 2015
John T. Genoy

/s/ Gregory R. Kingston Gregory R. Kingston	Treasurer (Principal Financial and Accounting Officer)	January 28, 2015

*	Trustee	January 28, 2015
Richard W. Grant

*	Trustee	January 28, 2015
Stephen J. Gutman

*	Trustee	January 28, 2015
William F. Devin

*	Trustee	January 28, 2015
Dr. Judith L. Craven

*	Trustee	January 28, 2015
William J. Shea

*	Trustee	January 28, 2015
Peter A. Harbeck

*By:	/s/ Thomas D. Peeney	January 28, 2015
Thomas D. Peeney

*	Pursuant to a Power of Attorney filed herewith.

EXHIBIT INDEX

Ex. Number	Description

(a)(viii)	Amended and Restated Establishment and Designation of Series and Classes of Shares of Beneficial Interest

(h)(vi)	Form of Administrative and Shareholder Services Agreement between Registrant and AIG Capital Services, Inc. (Flexible Credit Fund and Strategic Bond Fund Class W shares)

(i)(iii)	Legal Opinion of Morgan, Lewis & Bockius LLP

(i)(iv)	Consent of Willkie Farr & Gallagher LLP

(j)	Consent of Independent Registered Public Accounting Firm

(q)	Power of Attorney, dated December 2, 2014